CONSOLIDATED AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT

THIS CONSOLIDATED AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), made and executed as of the 15th day of September, 2009, by and among each of the undersigned Borrowers party hereto and listed on Annex A attached hereto, CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“CapitalSource”), as administrative, payment and collateral agent for the Lenders (in such capacities, “Agent”), CAPITALSOURCE BAHAMAS LLC, a Delaware limited liability company, as a collateral agent and as a Lender (“Bahamas Collateral Agent”) and the Lenders.

RECITALS

WHEREAS, Agent, Private Escapes Premiere, LLC (f/k/a Private Escapes, LLC) and certain of its Affiliates listed on Part I of Annex A attached hereto (collectively, the “Private Escapes Borrowers”) and the financial institutions party thereto as lenders (the “Private Escapes Lenders”) are party to that certain Loan and Security Agreement dated as of April 19, 2006 (as the same has been amended, modified, joined and increased from time to time, the “Private Escapes Loan Agreement”); and

WHEREAS, Agent, Ultimate Resort Holdings, LLC, certain of its Affiliates listed on Part II of Annex A attached hereto (collectively, the “Ultimate Borrowers”) and the Lenders are party to that certain Loan and Security Agreement dated as of April 30, 2007 (as the same has been amended, modified, joined and increased from time to time, the (“Ultimate Loan Agreement”); and

WHEREAS, Agent, Bahamas Collateral Agent, Lenders, Private Escapes Lenders, Ultimate Borrowers and Private Escapes Borrowers desire to consolidate, amend and restate the Private Escapes Loan Agreement and the Ultimate Loan Agreement into this Agreement, and for each Ultimate Borrower to assume all of the “Obligations” as defined in the Private Escape Loan Agreement, and for each Private Escapes Borrower to assume all of the “Obligations” as defined in the Ultimate Loan Agreement; and

WHEREAS, the “Obligations” of the Ultimate Borrowers as defined in the Ultimate Loan Agreement are guaranteed by the Ultimate Guarantors; and

WHEREAS, pursuant to the Contribution Agreement, the Ultimate Borrowers, the Ultimate Guarantors, the Private Escapes Borrowers and certain of their respective Affiliates have agreed to contribute certain assets of their respective businesses into Ultimate Escapes Holdings, LLC (“Holdings”), which, after giving effect to consummation of the transactions contemplated by the Contribution Agreement, will own, directly or indirectly, 100% of the equity interests of all other Borrowers and be the ultimate parent company of all other Borrowers.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Agent, Bahamas Collateral Agent, each Lender and Borrowers agree as follows:

Consolidated Amended and Restated Loan and Security Agreement

1.	INTERPRETATION OF THIS AGREEMENT

1.1           Terms Defined.  As used in this Agreement, the following terms shall have the following respective meanings set forth below or set forth in the Section referred to following such term:

Acquisition Contract—means, collectively, each purchase and sale or similar agreement entered into by and between a Borrower or an Affiliate of a Borrower and any seller for the acquisition of any owned Property, including without limitation the Asset Purchase Agreement.

Additional Property—means any owned Property acceptable to Agent in its sole discretion subject to an Acquisition Contract (other than the Asset Purchase Agreement) (i) for which a Borrower seeks a Subsequent Advance to finance all or a portion of the applicable Acquisition Purchase Price or (ii) which a Borrower has substituted for a Substituted Property pursuant to Section 3.15 hereof.

Affiliate—means any Person:

(a)           which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person;

(b)           which beneficially owns or holds 10% or more of any class of the Voting Equity of such Person; or

(c)           10% or more of the Voting Equity of which is beneficially owned or held by such Person.

Each member and manager of Borrowers shall be Affiliates of Borrowers for all purposes of this Agreement.  For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity, other voting Securities, by contract or otherwise.

Agent—shall have the meaning given to such term in the preamble hereto.

Agreement or this Agreement—as defined in the preamble hereto.

Applicable Law—means any and all federal, state, local and/or applicable foreign statutes, ordinances, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type applicable to the Loan, this Agreement, the Security Documents, Borrowers, the Collateral, any Unit or Resort or any portion thereof including, without limitation, those regarding access and facilities for handicapped or disabled persons and any required by the states where a particular Resort or Unit is located or any of its administrative agencies.

Appraised Value—means, at any time of determination, the latest available value of any real property as determined by an MAI or other appraisal from a third-party appraiser acceptable to Agent in its sole discretion for such real property, in form and substance acceptable to Agent in its sole discretion.

Consolidated Amended and Restated Loan and Security Agreement

Assessment Lien Property- means any Property whereby, in accordance with Applicable Laws or the applicable Declaration, any Lien in favor of an Owner’s Association has priority over any Mortgage approved by Agent, including, without limitation, the owned Property located at each of (a) 1717 S. Ocean Drive, Delray Beach, Florida, (b) Inn at Silverlake #2, Park City, Utah, (c) Inn at Silverlake #6, Park City, Utah, (d) Mountain Lodge #4, Telluride, Colorado, (e) Mountain Lodge #8, Telluride, Colorado, and (f) Plaza Townhouse #2, Sun Valley, Idaho.

Asset Purchase Agreement—means that certain Asset Purchase Agreement dated as of November 29, 2006, among Complete Retreats, LLC and its affiliates named therein, and Ultimate Resort providing for, among other things, the acquisition by Ultimate Resort of substantially all assets of Complete Retreats, LLC and its affiliates, as amended through the Closing Date and as further amended in accordance with the terms of this Agreement.

Assignment of Acquisition and Related Contracts—means a collateral assignment by a Borrower to Agent for the benefit of itself and the Lenders, whereby such Borrower shall collaterally assign all of its right, title and interest, in and to each Acquisition Contract, and consented to by any parties thereto from whom consent to assignment is required under such contract, in form and substance acceptable to Agent in its sole discretion.

Assignment of Ownership Interests—means those certain Assignments of Ownership Interest listed on Schedule 22 attached hereto, executed by each Borrower and owners of all equity and other ownership interest in each Borrower, pledging to Agent for the benefit of itself and Lenders one hundred percent (100%) of all ownership interests and Voting Equity in each such Borrower and certain Guarantors.

Assignment of Property-Related Contracts—means that certain Consolidated Amended and Restated Collateral Assignment of Property-Related Contracts dated as of the date hereof executed by each Borrower in favor of Agent for the benefit of itself and Lenders.

Association—as defined in Section 7.25 hereof.

Assumption and Joinder Agreement—means, collectively, each Assumption and Joinder Agreement executed and delivered to Agent by a New Borrower from time to time in connection with a Subsequent Revolving Advance, substantially in the form attached hereto as Exhibit A.

Availability Period—means the period commencing on the Closing Date and ending on the earliest of:

the date on which all Lender options hereunder to make Revolving Advances are terminated pursuant to this Agreement,

Consolidated Amended and Restated Loan and Security Agreement

(d)           the date on which the Obligations are accelerated pursuant to Section 8.2(a) of this Agreement,

(e)           the date on which any of the Events of Default set forth in Section 8.1 shall have occurred, and

(f)           the Maturity Date.

Bahamian Borrower—means each of Bahamas Investments I, LLC, a Delaware limited liability company, Bahamas Investments II, LLC, a Delaware limited liability company, Bahamas Investments III, LLC, a Delaware limited liability company and Bahamas Investments IV, LLC, a Delaware limited liability company.

Bahamas Collateral Agent—means CapitalSource Bahamas LLC, a Delaware limited liability company, as collateral agent for each of the Properties located in the Bahamas, for the benefit of itself, Agent and the other Lenders.

Bankruptcy Code—means the Bankruptcy Reform Act of 1978, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be amended from time to time.

Books and Records—means all books, records, computer tapes, disks, software and microfiche records of Borrowers.

Borrowers—collectively, those entities listed in Parts I, II and III of Annex A to this Agreement and including any New Borrower upon such New Borrower’s execution of an Assumption and Joinder Agreement, and individually, as the context may indicate, any of them.

Borrowers’ Confidential Information—means any trade secret or confidential proprietary information (including, without limitation, operating information, vendor and supplier information, Member information or business plans) concerning Borrowers’ and Guarantors’ business obtained by Agent, Bahamian Collateral Agent or any Lender in connection with the structuring, negotiating and execution of the transactions contemplated herein, and any trade secret or confidential proprietary information provided by Borrowers or Guarantors to Agent, Bahamian Collateral Agent or any Lender after the date hereof pursuant to the Loan Documents or upon request.  Notwithstanding the foregoing, no information shall be deemed Borrowers’ Confidential Information if that information was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of Agent, Bahamian Collateral Agent or any Lender; was lawfully received by Agent, Bahamian Collateral Agent or a Lender from a third party, free of any obligation of confidentiality to any Borrower or Guarantor; or was already in the lawful possession of Agent, Bahamian Collateral Agent or a Lender prior to receipt from the Borrowers and/or Guarantors.

Consolidated Amended and Restated Loan and Security Agreement

Borrowing Base— means (a) at all times from the Closing Date through March 31, 2010, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) seventy-five percent (75%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent, (b) at all times from April 1, 2010 until December 31, 2010, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) seventy percent (70%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent, and (c) at all times from and after January 1, 2011, an amount equal to the lesser of (i) the result of (A) the Maximum Loan Amount less (B) the aggregate outstanding amount of Protective Advances or (ii) sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent; provided, however, that on any date on which a mandatory prepayment of the Loan is required to be made pursuant to Section 2.3(f) hereof, the percentage figures in clauses (a) and (b) of this definition shall be automatically reduced to sixty-five percent (65%) or such greater percentage (in no event to exceed the percentage figures set forth in clauses (a) and (b)) yielded after application to the Loan of amounts required to be paid under Section 2.3(f).

Business Day—means a day other than a Saturday or Sunday or a day on which banks in the State of Maryland are required or authorized by law to be closed (other than for a general banking moratorium or holiday for a period exceeding 4 consecutive days).

Capital Lease—means, as to any Person, a lease of any interest in any kind of property or asset by that Person as lessee that is, should be or should have been recorded as a “capital lease” in accordance with GAAP.

CapitalSource—shall have the meaning given to such term in the preamble hereto.

Cash Balance—means, at any time, the amount of unrestricted cash and cash equivalents of Borrowers and Guarantors, on deposit in a segregated account subject to a deposit account control agreement in favor of Agent in form and substance acceptable to Agent in its sole discretion.

Change in Management— means (i) that the Ultimate Owners shall cease to own at least fifty-one percent (51.00%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Ultimate Holdings, (ii) that the PE Owners shall cease to own at least fifty-one percent (51.00%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Private Escapes, (iii) that Ultimate Holdings ceases to own fifty-one percent (51%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Holdings, (iv) that Holdings shall cease to own (A) directly or indirectly, one hundred percent (100%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of UE Holdco, LLC and each other Borrower and Guarantor other than Holdings, Ultimate Holdings, Ultimate Resort, Private Escapes and the Individual Guarantors, or (B) directly or indirectly, one hundred percent (100%) of the voting power of all classes of Voting Equity or other equity interests of any Person which shall have managerial and/or supervisory operational responsibilities in respect of any Club, a Unit or any Property (other than any third-party property management companies), (v) that UE Holdco, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of UE Member, LLC, (vi) that UE Member, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of each Borrower other than Holdings and P&J Partners, LLC, (vii) James Tousignant shall cease to own, directly, at least fifty and 01/100th (50.01%) of the voting power of all classes of Voting Equity of Ultimate Resort without the prior written consent of Agent, which may be withheld by Agent in its sole discretion, (viii) that Ultimate Nevis, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of Private Retreats Paradiso, Ltd. and that Private Retreats Paradiso, Ltd. shall cease to own one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of The Century Corporation Ltd., or (ix) James Tousignant is no longer responsible for the day to day operations and management of the Clubs.  Notwithstanding the foregoing, any Ultimate Owner may transfer all or any part of such Ultimate Owner’s Voting Equity or other equity interests of Ultimate Holdings to any other Ultimate Owner, and any PE Owner may transfer all or any part of such PE Owner’s Voting Equity or other equity interests of Private Escapes to any other PE Owner.

Consolidated Amended and Restated Loan and Security Agreement

Closing Date—means September 15, 2009.

Club(s)—means, individually and collectively each of the clubs operated by Borrowers and Guarantors listed on Schedule 1 attached hereto, as the same may be updated from time to time with the prior consent of the Agent (which consent may be granted or withheld in Agent’s Permitted Discretion), each such Club being owned and operated pursuant to the applicable Club Membership Plan and owned by the applicable Club Entity, as described on such Schedule 1.

Club Entities—means collectively, Ultimate Escapes Signature Club, LLC, Ultimate Escapes Elite Club, LLC and Ultimate Escapes Premiere Club, LLC.

Club Membership Plan—means the membership plan relating to each of the Clubs, described on Schedule 2-1 attached hereto, each as in effect as of the Closing Date and as each may be amended or modified from time to time in accordance with the terms of this Agreement.  A copy of the Club Membership Plan relating to each Club as in effect on the Closing Date is attached hereto as Schedule 2-2.

Collateral—as defined in Section 3.1 of this Agreement.

Commitment or Commitments—means, (a) as to any Lender, the aggregate commitment of such Lender to fund the Loan, as set forth on Schedule A or in the most recent Lender Addition Agreement executed by such Lender, and (b) as to all Lenders, the aggregate commitment of all Lenders to fund the Loan, in each case as the same may be reduced, modified or terminated pursuant to this Agreement.

Common Areas—means those areas at any Resort where a Borrower owns a Unit that have been designated in an applicable Declaration related to such Resort as Common Areas or by the applicable Owner’s Association as “common areas,” for the use of the owners of Units and such other persons as may be permitted under the applicable Declaration.

Consolidated Amended and Restated Loan and Security Agreement

Common Elements—means the real estate and improvements located at any Resort where a Borrower owns a Unit other than those areas designated as Units, and shall include the Common Areas and the Common Furnishings, in each case as more particularly provided for in the applicable Declaration.

Common Furnishings—means all furniture, furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the applicable Owner’s Association at a Resort where a Borrower owns a Unit, except for the Furnishings.

Company Affiliate—means any Person:

(a)           which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person;

(b)           which beneficially owns or holds 5% or more of any class of the Voting Equity of such Person; or

(c)           5% or more of the Voting Equity of which is beneficially owned or held by such Person.

Each member and manager of Borrowers shall be a Company Affiliate of Borrowers for all purposes of this Agreement.  For purposes of this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity, other voting Securities, by contract or otherwise.

Compensation—as defined in Section 3.1(b) of this Agreement.

Condemnation Compensation—as defined in Section 3.6(a) of this Agreement.

Contribution Agreement—means that certain Third Amended and Restated Contribution Agreement by and between Private Escapes (as assignee in interest to Private Escapes Premier, LLC, a Colorado limited liability company) on behalf of itself and all of its Affiliates, Holdings, and Ultimate Holdings on behalf of itself and all of its Affiliates, dated as of July 21, 2009, as the same has been and may hereafter be amended or modified from time to time.

Debt—means, at any date of determination, the total Indebtedness for borrowed money, Capital Leases, and deferred purchase price of property (other than trade payables) on a consolidated basis, including, without limitation, all Indebtedness under the Loan Documents and all subordinated debt approved by Agent.  For all purposes of this Agreement, the term “Debt” shall be calculated to include (i.e., not net of) discounts, deductions or allocations relating or applicable to or arising from any equity or equity participation or fees, whether under GAAP or otherwise.

Consolidated Amended and Restated Loan and Security Agreement

Debt Ratio—means the ratio of aggregate mortgage financing to the aggregate Appraised Value for all owned Property as contemplated in Section 14 of each applicable Club Membership Plan.

Debt Service—means, with respect to any period, the sum of (i) scheduled payments of principal on Debt and payments of principal under Capital Leases for such period, (ii) any other cash fees due or payable with respect to, in connection with or on Debt for such period, and (iii) cash Interest Expense for such period (other than Interest Expense payable pursuant to the JDI Junior Loan), in each case for the UE Consolidated Group.

Debt Service Coverage Ratio—means, at any time of determination, the ratio of (a) EBITDA for the immediately preceding twelve (12) calendar months, to (b) Debt Service (excluding balloon maturities of Indebtedness) of the UE Consolidated Group on a consolidated basis for the immediately preceding twelve (12) calendar months.

Declaration—means, collectively, all declarations, covenants, conditions and restrictions, or other restrictive covenants encumbering all or any portion of the real property where a Resort in which a Borrower owns a Unit is located, filed in the appropriate official records of the county where such Resort is located.

Default—means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

Default Rate—means, at any time, the per annum rate of interest equal to the Interest Rate, then in effect, plus four percent (4.0%) per annum; provided, however, that the Default Rate shall in no event exceed the Maximum Rate.

Deposit—means each Member’s Membership Fee or Deposit, as such terms are defined in the applicable Club Membership Plan.

EBITDA—means, with respect to any period, the Net Income (Loss) of the UE Consolidated Group on a consolidated basis for such period plus the sum of (i) Interest Expense, (ii) income tax expense, (iii) depreciation expense and (iv) amortization expense.

Environmental Protection Law—means each federal, state, county, regional, local or foreign law, statute, or regulation enacted in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and any regulations issued or promulgated in connection with such statutes by any governmental authority and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

Event of Default—as defined in Section 8.1 of this Agreement.

Exit Fee Date—as defined in Section 2.5(c) of this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

Furnishings—means the furnishings, furniture, equipment, appliances and fixtures in a Unit owned by a Borrower.

GAAP—means generally accepted accounting principles in the United States of America in effect from time to time as applied by nationally recognized accounting firms.

Guarantor Security Agreement—means that certain Pledge and Security Agreement dated as of the date hereof whereby each Guarantor (other than Individual Guarantors) pledges to Agent, for its benefit and the benefit of the Lenders, a Lien on all assets of each such Guarantor.

Guarantors—means each Person that signs a Guaranty and guarantees all or any part of the Obligations.

Guaranty—means each guaranty or indemnity guaranty in form and substance acceptable to Agent, made by Guarantors in favor of Agent for the benefit of Agent and the Lenders.

Hazardous Substances—means any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required by, or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by, any Environmental Protection Law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls); provided, however, that “Hazardous Substances” shall not include any substance used by Borrowers in the ordinary course of business and in compliance with applicable Environmental Protection Laws.

Holdings—as defined in the Recitals hereto.

Impositions—as defined in Section 3.7 of this Agreement.

Indebtedness—means of any Person, without duplication, (a) all liabilities and obligations for borrowed money, (b) all items which, in accordance with GAAP, would be included in determining total liabilities as shown on the liability side of the balance sheet of such Person as of the date as of which Indebtedness is to be determined, including any lease which, in accordance with GAAP would constitute Indebtedness (excluding trade payables incurred in the ordinary course of business to the extent such trade payables do not remain unpaid for more than ninety (90) days following the invoice date or sixty (60) days following the due date thereof (other than trade payables subject to any good faith dispute)), (c) all indebtedness secured by any mortgage, pledge, security, Lien or conditional sale or other title retention agreement to which any property or asset owned or held by such Person is subject, whether or not the indebtedness secured thereby shall have been assumed, (d) all indebtedness of others which such Person has directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), discounted or sold with recourse or agreed (contingently or otherwise) to purchase or repurchase or otherwise acquire, or in respect of which such Person has agreed to supply or advance funds (whether by way of loan, stock, equity or other ownership interest purchase, capital contribution or otherwise) or otherwise to become directly or indirectly liable, and (e) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in connection with the Redemption Obligation of any Membership Interest.  Notwithstanding anything to the contrary herein, “Indebtedness” does not include any amounts due under the Member Assurance Program in respect of Redemption Obligations.

Consolidated Amended and Restated Loan and Security Agreement

Indemnity Agreement—means that certain Amended and Restated Hazardous Materials Indemnity Agreement of even date herewith executed by Borrowers and each Guarantor (other than Individual Guarantors) to Agent for the benefit of itself and Lenders and each additional Indemnity Agreement executed by a New Borrower to Agent for the benefit of itself and Lenders, in form and substance acceptable to Agent.

Individual Guarantors—means, individually and collectively, each of James Tousignant and Richard Keith.

Initial Revolving Advance—as defined in Section 2.1(b) of this Agreement

Insurance Premiums—as defined in Section 3.5(a)(iv) of this Agreement.

Intercompany Lease—means collectively (i) each of those certain leases between various Borrowers or Guarantors and any one or more of the Club Entities whereby a Borrower leases an owned Unit to such Club Entities for use by Members in the applicable Club(s), (ii) each of those certain Residential Sublease Agreements, Facilitation and Access Agreements, and Rental Agreements between P&J Partners, LLC, and any one or more of the Club Entities, whereby P&J Partners, LLC subleases a leased Unit to such Club Entities for use by members in the applicable Club(s), (iii) each of those certain Option and Reimbursement Agreements between a Club Entity and a Bahamian Borrower, and (iv) any other similar agreement between or among any one or more Borrowers and any one or more Club Entities pursuant to which owned or leased Units are submitted to use by Members of the Clubs, in each case with respect to clauses (i) –(iv) above, as such agreement shall be amended on the Closing Date in the form of Exhibit B and may thereafter be amended from time to time with the prior written consent of the Agent, such consent to be granted or withheld in Agent’s sole discretion.

Intercreditor Agreement—means that certain Subordination and Intercreditor Agreement dated as of April 30, 2007, among Agent, Borrowers, Guarantors, (other than the Individual Guarantors), and JDI, as amended and in effect from time to time.

Interest Expense—means total interest expense generated during the period in question (including attributable to conditional sales contracts, Capital Leases and other title retention agreements in accordance with GAAP) of Borrowers and their Affiliates with respect to all outstanding Indebtedness including accrued interest but excluding commissions, discounts and other fees owed with respect to letters of credit and bankers’ acceptance financing.

Interest Rate—means, for the Loan, with respect to any calendar month, a per annum rate of interest equal to the sum of (i) five percent (5.0%) plus (ii) the LIBOR Rate then in effect.

Consolidated Amended and Restated Loan and Security Agreement

Interest Settlement Date—shall have the meaning assigned to it in Section 11.5(a)(iii) hereof.

JDI—means JDI Ultimate, LLC, a Delaware limited liability company, and its successors and assigns.

JDI Junior Loan—means that certain loan entered into concurrently with the Ultimate Loan Agreement between JDI, Borrowers and certain of the Guarantors (specifically excluding UE Holdco, LLC and UE Member, LLC) in the original principal amount of $10,000,000, which loan and any security interests and Liens related thereto shall be at all times and in all respects subordinate to the Loan and the Loan Documents, and any Lien securing any obligation hereunder and thereunder, as and to the extent set forth in the Intercreditor Agreement.

Lease Revenue—means all rental payments made and to be made to any Borrower under any Intercompany Lease.

Lenders— means the financial institutions, from time to time named on Schedule A attached hereto under the heading “Lenders”, their respective successors and permitted assigns (but not, except as expressly set forth herein, any Participant that is not otherwise a party to this Agreement).

Lender Addition Agreement— means an agreement among Agent, a Lender and such Lender’s assignee regarding their respective rights and obligations with respect to assignment of such Lender’s interest in the Loan and other interests under this Agreement and the other Loan Documents, in form and substance acceptable to Agent in its sole discretion, it being agreed and understood that the consent or approval of Borrowers shall not be required in connection with any Lender Addition Agreement but may be obtained and shall be given by Borrowers upon request of Agent (but only any such Lender Addition Agreement does not adversely affect or otherwise impair any of the Borrowers in any way).

Leverage Ratio— means the ratio, calculated in a manner acceptable to Agent in its Permitted Discretion, of (i) the sum of all Debt, excluding the Indebtedness evidenced by the JDI Junior Loan and the Member Assurance Program liabilities, of the UE Consolidated Group on a consolidated basis to (ii) such Persons’ Tangible Net Worth (as determined in accordance with GAAP) on a consolidated basis.

LIBOR Rate—means, at the time of determination thereof, a variable rate of interest equal to (a) at Agent’s election made as of the Closing Date, with written notice to Borrowers (i) the rate described as the “London Interbank Offered Rate” for ninety (90) days in the Money Rates section of the Wall Street Journal, or (ii) the rate of interest determined by Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the London interbank offered rate for U.S. Dollars for a ninety (90) day period based upon the information presented on Reuters Screen LIBOR01 Page as on 11:00 a.m. (London, time) on the day of determination of such LIBOR Rate, divided by (b) a number equal to 1.00 minus the Reserve Percentage in effect on the day of determination of such LIBOR Rate (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum).  If the Reuters Screen LIBOR01 Page (or its successor) or The Wall Street Journal ceases to provide such quotes, a comparable replacement, as determined by Agent, may be used by Agent.  If on any date of determination (a) more than one “London Interbank Offered Rate” for a ninety (90) day period is published in The Wall Street Journal, or (b) more than one London interbank offered rate for a ninety (90) day period appears on the Reuters Screen LIBOR01 Page, the highest of such rates will be the rate used for such day; provided, however, that at no time shall the LIBOR Rate be less than three and three-fourths of one percent (3.75%) per annum.

Consolidated Amended and Restated Loan and Security Agreement

Lien—any interest in Property or other personal property securing an obligation owed to, or a claim by, a Person other than the owner of the Property or other personal property, whether such interest is based on the common law, statute or contract, and including, but not limited to, attachments, judgments or tax liens and the security interest or lien arising from a mortgage, Mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.  The term “Lien” shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting a Property or other personal property.  For the purpose of this Agreement, a Borrower shall be deemed to be the owner of any Property or other personal property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property or other personal property has been retained by or vested in some other Person for security purposes.

Loan— means, at any time, the aggregate principal balance of all Revolving Advances and Protective Advances outstanding at such time.

Loan Costs—as defined in Section 10.2 of this Agreement.

Loan Documents—means, collectively, this Agreement, each Note, each Guaranty, the Post-Closing Agreement, all Security Documents, the Intercreditor Agreement, the Omnibus Ratification, and all assignments, instruments, certificates, notices, requests for advances and other documents now or hereafter executed and delivered in connection with the transactions contemplated herein.

Loan Servicer—as defined in Section 10.19 of this Agreement.

Loan Servicing Agreement—as defined in Section 10.19 of this Agreement.

Lodging Reservations Policies and Procedures—the policies and procedures whereby a Member makes an Advance Reservation, Holiday Advance Reservation, Holiday Confirmed Reservation, Space Available Reservation, or other form of reservation (as such terms are defined in and used in the Rules and Regulations) to occupy or use a Unit or amenity located at a related Property.

Maturity Date—means April 30, 2011, as the same may be extended pursuant to Section 2.9.

Consolidated Amended and Restated Loan and Security Agreement

Material Adverse Effect— means any development, event, condition, obligation, liability or circumstance or set of events, conditions, obligations, liabilities or circumstances or any change(s), of whatever nature (including but not limited to the filing of, or any adverse determination or development in, any litigation, arbitration or governmental investigation or proceeding) which: (i) has had, or reasonably could be expected to have (as determined by Agent in its Permitted Discretion), a material adverse effect upon or material adverse change in (a) the legality, validity or enforceability of any Loan Document, or (b) the validity, perfection or priority of any Lien granted to Agent under this Agreement or any other Loan Document, or (c) the value, validity, enforceability or collectibility of any material portion of the Collateral; (ii) has been, or reasonably could be expected to be (as determined by Agent in its Permitted Discretion), material and adverse to the value of any Collateral or to the business, affairs, performance, operations, prospects, properties, assets, liabilities or condition (financial or otherwise) of the Borrowers and the Guarantors taken as a whole; or (iii) has materially impaired, or reasonably could be expected to materially impair (as determined by Agent in its Permitted Discretion), the ability of the Borrowers and the Guarantors collectively to pay, perform or otherwise observe any of the Obligations, or to consummate the transactions, under the Loan Documents.

Maximum Loan Amount—means, (i) from the Closing Date through December 31, 2009, $110,000,000, (ii) from January 1, 2010 through June 30, 2010, $108,000,000, (iii) from July 1, 2010 through December 31, 2010, $105,000,000, and (iv) from January 1, 2011 through the Maturity Date (prior to any extension permitted pursuant to Section 2.9 hereof), $100,000,000.

Maximum Rate—as defined in Section 2.2(f)(v) of this Agreement.

Member—means any member of the Clubs subject to a Club Membership Plan.  For avoidance of doubt, a “Member” does not solely by virtue of its membership rights in a Club, have any equity interests in any Club Entity, Ultimate Holdings, Private Escapes, or any other Borrower or Guarantor, but is a party to a Club Membership Agreement (as such term is defined in the applicable Club Membership Plan) with the applicable Club granting a Membership Interest in such Club.

Member Assurance Program—means the “Redemption Assurance Program” or any similar program established under any Membership Documents (including, without limitation, any program established in connection with the Trust Option (as defined in the Contribution Agreement)) and supported by a Membership Trust.  Any such Member Assurance Program, including any interest in any Property, Borrower or Guarantor pursuant to such Membership Assurance Program, shall be expressly subordinated to payment in full of the Loan and all Obligations hereunder.

Membership Documents—as defined in Section 4.21 of this Agreement.

Membership Interests—means the limited membership rights granted to Members to use the Clubs subject to the applicable Club Rules and Regulations and pursuant to the applicable Club Membership Plans.

Consolidated Amended and Restated Loan and Security Agreement

Membership Trust—means (i) that certain Delaware statutory trust created or to be created under The Ultimate Redemption Trust Agreement in accordance with the Club Membership Plan among Ultimate Operations, Inc., a Delaware corporation, as Trustee, or any successor trustee, Ultimate Resort, as Settlor, and Ultimate Resort and Ultimate Redemption Association, Inc., a Delaware non-profit corporation, as beneficiaries, as the same may be amended, restated, supplemented or otherwise modified from time to time, or any other similar trust or vehicle relative to the Clubs and Club Membership Plans and (ii) any trust established in connection with the Trust Option (as defined in the Contribution Agreement).

Merger Documents—means the Certificates or Articles of Merger, and all other documents, instruments, and agreements as necessary and reasonably required to effectuate the transactions required and contemplated pursuant to the consolidation plan in relation to the UR Borrowers, the PE Borrowers and their Affiliates approved by Agent prior to the Closing Date.

Mortgage— means, individually and collectively, each and every mortgage, deed of trust or other security agreement executed by a Borrower in favor of Agent or Bahamian Collateral Agent, granting a security interest and Lien in and to each owned Unit or other owned Property from time to time, in form and substance acceptable to Agent in its sole discretion, as the same may hereafter be amended, restated or modified from time to time.

Net Income (Loss)—means, with respect to any period, the difference between revenues and expenses as determined in accordance with GAAP, plus the non-refundable portion of all Deposits to the extent such amounts are not included as revenue pursuant to GAAP; provided, however, notwithstanding anything to the contrary in this Agreement or otherwise, Net Income (Loss) for all purposes of this Agreement shall not include any adjustment relating to the conversion of PE DC Members (as defined in the Contribution Agreement) and/or PE Resigning Members (as defined in the Contribution Agreement) to the Club Membership Plan.

Net Proceeds—means, in connection with the SAAC Purchase Transaction, any other sale of equity interests of Holdings by Ultimate Holdings to a third party, any sale of equity interests of Ultimate Holdings by Ultimate Resort to any third party or any issuance of equity interests of Holdings or Ultimate Holdings to any third party, cash equivalents and cash proceeds received in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not a Company Affiliate of any Borrower.

New Borrower—means each newly created wholly-owned Subsidiary of UE Member, LLC formed to acquire Additional Property, each of which shall be organized under the laws of the United States or a State thereof, or a foreign jurisdiction acceptable to Agent, and each of which shall be signatory to an Assumption and Joinder Agreement.

Non-Compliant Property—as defined in Section 7.25 of this Agreement.

Note—means, individually and collectively, one or more promissory notes, executed by Borrowers from time to time as requested by Agent evidencing the Loan, as the same may be amended, modified, divided, split, supplemented and/or restated from time to time.

Consolidated Amended and Restated Loan and Security Agreement

Obligations—means all indebtedness, liabilities, obligations, and responsibilities, both financial and otherwise, to which Borrowers are subject under any of the Loan Documents, including but not limited to all amounts due or becoming due to Agent and/or Lenders in respect of the Loan or any of the Loan Documents, including principal, interest, prepayment premiums, contributions, taxes, insurance premiums, loan charges, custodial fees, reasonable attorneys’ and paralegals’ fees and expenses and other fees or expenses which are incurred by Agent and/or Lenders or advanced to or on behalf of Borrowers by Agent and/or Lenders, pursuant to any of the Loan Documents or in connection with Agent’s and/or Lender’s enforcement of the prompt and complete payment and performance by Borrowers of all indebtedness, liabilities and obligations pursuant to this Agreement, any of the other Loan Documents, or otherwise, including, without limitation, obligations of payment and interest that accrue after the commencement of any proceeding under the Bankruptcy Code by or against any such Person.

Omnibus Ratification—means that certain Omnibus Reaffirmation of Loan Documents of even date herewith executed by Borrowers and each Guarantor in favor of Agent and Bahamas Collateral Agent for the benefit of themselves and Lenders.

Owners—means collectively, the Ultimate Owners and PE Owners.

Owner’s Association—means, collectively, each non-profit established homeowner’s or similar owner’s association established pursuant to a Declaration related to a Resort where a Borrower owns a Unit.

Participant—has the meaning assigned such term in Section 10.3(b) hereof.

PE Owners—means individually and collectively, each of the Persons listed on Schedule 16 attached hereto owning, directly or indirectly, as of the date hereof, the percentage of the voting power of the classes of Voting Equity of Private Escapes as set forth next to such Person’s name on such Schedule.

Permitted Debt—means: (a) purchase money Indebtedness (including Capital Leases) relative to personal property arising after the date hereof to the extent secured by purchase money Liens not to exceed $5,000,000 unless otherwise agreed to by Agent in the aggregate at any time outstanding so long as such Liens do not apply to any property of such Person other than the personal property so acquired, and the Indebtedness secured thereby does not exceed the cost of such personal property so acquired; (b) Indebtedness of any Borrower under the JDI Junior Loan, (c) liabilities related to the PE Resigned Members (as defined in the Contribution Agreement) pursuant to the terms of the Contribution Agreement and (d) all liabilities related to the Sypris/Ito Settlement (as defined in the Contribution Agreement).

Permitted Discretion—means a determination or judgment made in good faith in the exercise of reasonable (from the perspective of a secured lender) credit or business judgment.

Permitted Exceptions—means (a) any encumbrances or exceptions set forth on a title commitment or title policy insuring Agent’s or Bahamas Collateral Agent’s Lien for the benefit of itself and Lenders established by a Mortgage, acceptable to Agent or Bahamas Collateral Agent, as applicable, in its sole discretion and set forth in the applicable Mortgage; (b) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable; (c) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business not more than 30 days delinquent; (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (e) Liens securing Indebtedness permitted by Section 7.2(g); and (f) Liens in favor of Agent and Bahamas Collateral Agent for the benefit of themselves and Lenders.

Consolidated Amended and Restated Loan and Security Agreement

Person—means an individual, partnership, corporation, trust, unincorporated organization, limited liability company or a government or agency or political subdivision thereof.

Post-Closing Agreement—means, collectively, (i) that certain Agreement Regarding Post-Closing Matters entered into among the Ultimate Borrowers, Ultimate Resort, LLC, TH Holdco, LLC, UR Holdco, LLC, Ultimate Resort Club, LLC, Ultimate Resort Elite Club, LLC, TH Member, LLC, UR Member, LLC, and Agent dated as of April 30, 2007 and (ii) that certain Agreement Regarding Post-Closing Matters entered into among Borrowers and Agent dated as of the date hereof.

Private Escapes—means Private Escapes Holdings, LLC, a Delaware limited liability company.

Private Escapes Borrowers—means each of the Affiliates of Private Escapes listed in Part II of Annex A attached hereto.

Private Escapes Lenders—as defined in the Recitals hereto.

Private Escapes Loan Agreement—as defined in the Recitals hereto.

Property—means collectively, (i) all of Borrowers’ right, title and interest in and to the real property disclosed on Schedule 15 attached hereto (including all Units related thereto), plus all Additional Property, in each case for which a Mortgage has been filed in favor of Agent, Bahamas Collateral Agent or any other Person serving in the capacity of a collateral agent or trustee, in each case for the benefit of itself and Lenders, (ii) all personal property used at or in conjunction with the real property described in clause (i) above, and (iii) all leases held by any Borrower, including the Intercompany Leases.

Property-Related Contract—as defined in Section 3.1(b) of this Agreement.

Pro Rata Share—means, with respect to matters relating to the Commitment of a particular Lender, the percentage obtained by dividing (i) the Commitment of that Lender by (ii) the Commitments of all Lenders; provided, however, that if the Commitment of any Lender is terminated pursuant to the terms hereof, then “Pro Rata Share” means the percentage obtained by dividing (x) the aggregate amount of such Lender’s outstanding Loans related to such Commitment by (y) the aggregate outstanding balance of the Loan, as such percentage may be adjusted by assignments permitted pursuant to Section 10.3.

Consolidated Amended and Restated Loan and Security Agreement

Protective Advance—as defined in Section 2.12 hereof.

Redemption Obligation—means the commercially reasonable efforts of any applicable Club and/or Club Entity to redeem a resigning/departing Member’s Membership Interest in accordance with the applicable Membership Documents.

Register—as defined in Section 2.2(c) of this Agreement.

Related Transactions—means execution, delivery and consummation of the transactions contemplated by the Contribution Agreement and Merger Documents.

Repayment Amount—means, with respect to the disposition of any owned real Property, (a) until such time as the then outstanding principal balance of the Loan is equal to or less than sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent (the “Advance Rate Reduction Event”) one hundred percent (100%) of the net proceeds of the sale of such Property, and (b) following the Advance Rate Reduction Event, (i) at all times that the then outstanding principal balance of the Loan is equal to or greater than Fifty Million Dollars ($50,000,000), one hundred percent (100%) of the aggregate amount of all advances with respect to the relevant Property under the Ultimate Loan Agreement or the Private Escapes Loan Agreement, as applicable, as set forth in the most recent certificate evidencing the Borrowing Base, and (ii) at all times that the then outstanding principal balance of the Loan is less than Fifty Million Dollars ($50,000,000), one hundred twenty-five percent (125%) of the aggregate amount of all advances with respect to the relevant Property under the Ultimate Loan Agreement or the Private Escapes Loan Agreement, as applicable, as set forth in the most recent certificate evidencing the Borrowing Base.

Requisite Lenders—means with respect to matters relating to Lenders, Lenders holding or being responsible for 51% or more of the sum of all outstanding Loans.

Resorts—means, collectively, all resorts, residential subdivisions or similar developments approved from time to time by Agent in its Permitted Discretion where a Unit owned by a Borrower is located and included within the Club(s) for use by applicable Members from time to time, together with all improvements now or hereafter located thereon including all Resort Facilities, Common Areas, Common Elements, Common Furnishings, facilities, roadways, easements, equipment and all other appurtenances thereunto belonging.

Resort Facilities—means those facilities and amenities at a Resort that are available for use by owners of Units in such Resort and such other persons as may be permitted under the applicable Declaration, including, without limitation, the Common Areas, Common Elements, and Common Furnishings.

Revolving Advance—as defined in Section 2.1 of this Agreement, and including any Subsequent Revolving Advance.

Rules and Regulations—means those certain Rules and Regulations for the Clubs, establishing the rules and regulations governing a Member’s use rights of a Unit or Resort Facilities in accordance with the applicable Club Membership Plan, copies of which are attached hereto as Schedule 4, as the same may be amended and modified from time to time in accordance with the terms of this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

SAAC Purchase Transaction—means, individually and collectively, any purchase of outstanding membership interests of Holdings from Ultimate Holdings or any Company Affiliate of Ultimate Holdings by Secure America Acquisition Corporation, a Delaware corporation (“SAAC”), or any Affiliate of SAAC in a transaction or a series of related transactions.

Security—shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

Security Documents—means this Agreement, the Indemnity Agreement, the Assignment of Property-Related Contracts, each Mortgage, each Assignment of Ownership Interest, the Trademark Security Agreement, the Guarantor Security Agreement, any deposit account control agreement, and each other agreement pursuant to which a Lien is now or hereafter granted in favor of Agent, for its benefit and the benefit of the Lenders.

Settlement Date—shall have the meaning assigned to it in Section 11.5(a)(ii) hereof.

Six-Month Debt Service—means, as of the last day of any calendar month, an amount equal to six (6) months’ Debt Service on the then-outstanding Indebtedness of Borrowers to Agent and Lenders under the Loan.  For the avoidance of doubt, the Indebtedness evidenced by the JDI Junior Loan shall not be included in the calculations of Six Months Debt Service.

Subsequent Revolving Advance—shall have the meaning assigned to it in Section 6 hereof.

Subsidiaries—means, (i) as to Borrowers, any Person in which more than fifty percent (50%) of all equity, membership, partnership or other ownership interests is owned directly or indirectly by one or more Borrowers or one or more Subsidiaries of Borrowers, and (ii) as to any other Person, any Person in which more than fifty percent (50%) of all equity, membership, partnership or other ownership interests is owned directly or indirectly by such Person or by one or more of such Person’s Subsidiaries.

Substituted Property—as defined in Section 3.15 of this Agreement.

Tangible Net Worth— means, for any Person, such Person’s assets (including real property assets valued at the appraised value, so long as the appraisal is acceptable to Lender and is not more than two years old) minus liabilities determined in accordance with GAAP, but without giving effect to amounts due under the terms of the JDI Junior Loan or the Member Assurance Program.

Trademark Security Agreement—means that certain Amended and Restated Trademark Security Agreement dated as of the date hereof, executed by Ultimate Resort, Ultimate Holdings and Private Escapes in favor of Agent, as the same may be amended, restated or otherwise modified from time to time.

Consolidated Amended and Restated Loan and Security Agreement

UE Consolidated Group— means, collectively, Ultimate Resort, Ultimate Holdings, Holdings and each of their Subsidiaries.

Ultimate Loan Agreement—as defined in the Recitals hereto.

Ultimate Borrowers— means each of the Affiliates of Ultimate Holdings listed in Part I of Annex A attached hereto.

Ultimate Guarantors—means each Person listed on Part IV of Annex A attached hereto.

Ultimate Holdings—means Ultimate Resort Holdings, LLC, a Delaware limited liability company.

Ultimate Owners— means individually and collectively, each of the Persons listed on Schedule 16 attached hereto owning, directly or indirectly, as of the date hereof, the percentage of the voting power of the classes of Voting Equity of Ultimate Holdings as set forth next to such Person’s name on such Schedule.

Ultimate Resort—means Ultimate Resort, LLC, a Florida limited liability company.

Uniform Commercial Code—means the Uniform Commercial Code as adopted in the State of Maryland, or as applicable, any State where any personal property Collateral is located, from time to time.

Unit—means a residential condominium, town home, cooperative or single family residence owned or leased by a Borrower in a Resort for the purpose of providing use and occupancy rights and benefits to Members in accordance with the Club Membership Plans.

Voting Equity—means Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions) of such corporation or, in the case of a Person which is not a corporation, Securities or similar equity or partnership interests which entitle the holder thereof to elect, select or control the management or policies of such Person.

1.2           Directly or Indirectly.  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

1.3           Headings.  Section headings have been inserted in this Agreement as a matter of convenience of reference only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

1.4           Accounting Principles.  Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with GAAP.

1.5           Other Definition Provisions.  References to “Sections” shall be to Sections of this Agreement unless otherwise specifically provided.  For purposes hereof, “including” is not limiting and “or” is not exclusive.  All capitalized terms defined in the Uniform Commercial Code and not otherwise defined herein shall have the respective meanings provided for in the Uniform Commercial Code.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural depending upon the reference.  All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

2.	ADVANCES AND LOAN

2.1           Terms of the Loan.

(a)           Revolving Advances.  Each Lender severally may, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Article 5 of this Agreement in the case of the Initial Revolving Advance hereunder, or Article 6 of this Agreement for each Subsequent Revolving Advance (as the case may be), make its Pro Rata Share of one or more advances (individually a “Revolving Advance” and collectively the “Revolving Advances”) to Borrowers under the Loan, and Agent shall cause the same to be made, from time to time during the Availability Period, provided that

(i)           no Revolving Advance shall be made

(A)           unless the applicable conditions precedent, set forth in Articles 5 and 6 hereof, have been satisfied or waived in writing;

(B)           if a Default or Event of Default shall then exist; and

(C)           unless Agent determines in its sole discretion to make such Revolving Advance;

(ii)           no Revolving Advance shall be made, with respect to the financing of the Acquisition Purchase Price or other approved costs and expenses related to any Property

(A)           unless the proceeds thereof are to be used to pay or reimburse a Borrower for a portion of the applicable Acquisition Purchase Price or other costs and expenses approved by Agent in its sole discretion;

Consolidated Amended and Restated Loan and Security Agreement

(B)           unless the original principal amount of all outstanding Revolving Advances, including such Revolving Advance, shall not exceed the Borrowing Base;

(C)           unless such Revolving Advance shall be disbursed either (1) concurrently with the consummation of the closing of the applicable Acquisition Contract, or (2) on such other date as shall be mutually agreed upon by Borrowers and Agent;

(D)           in the case of a Revolving Advance to pay the Acquisition Purchase Price for any Property, unless such Revolving Advance (other than the Initial Revolving Advance made hereunder) shall be sent directly to a nationally recognized title company acceptable to Agent, subject to closing and escrow conditions in writing between Agent and such title company acceptable to Agent;

(E)           if the proceeds of such Revolving Advance are being used to finance a portion of an Acquisition Purchase Price for any Property, unless Agent has received evidence satisfactory to Agent that the applicable Borrower has funded the remaining portion of the Acquisition Purchase Price not being paid with the proceeds of such Revolving Advance;

(F)           in the case of any Subsequent Revolving Advance, unless, after making such Subsequent Revolving Advance, the Revolving Advances made to finance the Acquisition Purchase Price with respect to all Property located outside the fifty United States is not greater than fifty percent (50%) of the aggregate outstanding balance of all Revolving Advances unless otherwise agreed to by Agent; and

(G)           in the case of any Subsequent Revolving Advance, unless the original principal amount of such Subsequent Revolving Advance shall not exceed the lesser of (1) sixty-five percent (65%) of the Acquisition Purchase Price of the applicable Property to be purchased with such Subsequent Revolving Advance or (2) sixty-five percent (65%) of the Appraised Value of such Property;

(iii)           Subject to compliance with Section 2.3(e) hereof, the aggregate outstanding principal balance of the Loan shall not exceed the Maximum Loan Amount, and on the date of the making of any Subsequent Revolving Advance and after giving effect thereto, the aggregate outstanding principal balance of all Revolving Advances made hereunder shall not exceed the Borrowing Base;

(iv)           Agent shall have received a written request for the Revolving Advance in the form attached hereto as Exhibit C or Exhibit D, as applicable;

Consolidated Amended and Restated Loan and Security Agreement

(v)           unless otherwise agreed to by Agent in its sole discretion, each Revolving Advance shall be in a principal amount of not less than $500,000 (provided, if less than $500,000 remains available under the Borrowing Base, the amount of the Revolving Advance may equal the balance of the amount under the Borrowing Base then remaining);

(vi)          no more than six (6) Revolving Advances shall be made in any calendar month, unless otherwise agreed to by Agent.  For each Revolving Advance in any calendar month in excess of six (6), such Revolving Advance shall be subject to an additional fee of $5,000; and

(vii)         the Pro Rata Share of the Revolving Advances of such Lender shall not at any time exceed its separate Commitment.

The Loan is a revolving credit facility, and Borrowers shall be permitted, subject to the terms of this Agreement (including, without limitation, Section 2.1(a)(i)(C) and Section 2.1(b)), to reborrow amounts repaid and applied to reduce the Loan.  The obligations of the Lenders hereunder shall be several, and not joint or joint and several, up to the amount of the respective Commitments.

(b)           Initial Revolving Advance.  Lenders agree to make a Revolving Advance to Borrowers on the Closing Date in an amount mutually agreeable to Lenders and Borrowers (the “Initial Revolving Advance”).  Notwithstanding anything to the contrary herein, Lenders shall not make any additional Revolving Advance to Borrowers after the Initial Revolving Advance until all appraisals ordered by Agent prior to the Closing Date have been received and approved by Agent.  Thereafter, pursuant to Section 2.1(a)(i)(C), at no time shall Agent be obligated to make any Subsequent Revolving Advance unless Agent determines in its sole discretion to make such Subsequent Revolving Advance.

(c)           Subsequent Revolving Advances.  Agent shall, within five (5) Business Days of Agent’s receipt of a request for a Subsequent Revolving Advance in the form attached hereto as Exhibit D, deliver notice to Borrowers whether or not Agent has approved the applicable Additional Property, subject to the satisfaction of all conditions to making a Subsequent Revolving Advance in connection therewith set forth in Article 6 hereof.  Failure by Agent to deliver such notification to Borrowers within such five (5) Business Day period shall be deemed as a rejection by Agent and Lenders to making such requested Subsequent Revolving Advance, but shall not preclude Borrowers from making another request for a Revolving Advance for the same or a similar Additional Property.

(d)           Payments.  The Loan shall be payable in the manner set forth in Section 2.3 of this Agreement.  The Loan shall be due and payable on the Maturity Date, subject to earlier prepayment as provided in Section 2.3, Section 3.5, Section 3.6 hereof or Article 8 or as otherwise provided herein or in any other Loan Document, together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding under this Agreement or any Note or under any of the other Loan Documents.  The Initial Revolving Advance shall be disbursed on terms and conditions set forth in Article 5 of this Agreement, and each Subsequent Revolving Advance hereunder shall be disbursed by each Lender in the manner set forth in Articles 6 and 11 of this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

2.2           The Loan; Rate of Interest; Receipt of Payments.

(a)           Loan Maturity  The aggregate outstanding amount of the Loan, all other amounts outstanding pursuant to this Agreement, and all other Obligations pursuant to this Agreement shall be due and payable in full, if not earlier in accordance with this Agreement, on the Maturity Date.

(b)           Evidence of Loans.

(i)           Lender Records.  Agent shall maintain, in accordance with its usual practice, true, correct and complete electronic or written records evidencing the indebtedness and obligations owed by Borrowers to each Lender resulting from such Lender’s Pro Rata Share of the Loan made to Borrowers from time to time, including without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(ii)           Agent Records.  Agent shall maintain true, correct and complete electronic or written records in which it will record (i) the amount of the Loan, (ii) the amount of any principal and/or interest due and payable and/or to become due and payable from Borrowers and payable to each Lender hereunder and (iii) all amounts received by Agent hereunder from Borrowers and each Lender’s share thereof.

(c)           Evidence of Indebtedness.  The entries made in the electronic or written records maintained pursuant to subsection (b) of this Section 2.2 (the “Register”) shall, absent manifest error, be prima facie evidence of the existence and amounts of the obligations and indebtedness therein recorded; provided, however, that the failure of Agent to maintain such records or any error therein shall not in any manner affect the obligations of Borrowers to repay the correct amounts owed pursuant to the Loan, including all Obligations in accordance with the terms of this Agreement and all other Loan Documents.  The Register shall be subject to the terms of Section 10.3(c) hereof.

(d)           Monthly Statements.  Agent will account to Borrowers monthly with a written statement of the outstanding balance of principal of and accrued and unpaid interest under the Loan and any charges and payments made pursuant to this Agreement, provided, however, that the failure of Agent to provide such written statement shall not constitute a default or breach by Agent of this Agreement or any other Loan Document and in the absence of manifest error, such accounting rendered by Agent shall be deemed final, binding and conclusive unless Agent is notified by Borrowers in writing to the contrary within thirty (30) calendar days of receipt of each accounting, which notice shall be deemed an objection only to items specifically objected to therein.

Consolidated Amended and Restated Loan and Security Agreement

(e)           Notes.  Each Borrower agrees that:

(i)           upon written notice by Agent to Borrowers that a promissory note or other evidence of indebtedness is requested by Agent (for itself or on behalf of any Lender) to evidence the Loan and other Obligations owing or payable to, or to be made by, such Lender, Borrowers shall promptly (and in any event within ten (10) Business Days of any such request) execute and deliver to Agent an appropriate promissory note or notes in form and substance reasonably acceptable to Agent and Borrowers and substantially in the form of Exhibit E attached hereto, payable to the order of Agent (or such Lender, as applicable) in a principal amount equal to the amount of the Loan owing or payable to Agent (or such Lender, as applicable);

(ii)           all references to Notes in the Loan Documents shall mean Notes, if any, to the extent issued (and not returned to the Borrowers for cancellation) hereunder, as the same may be amended, modified, divided, supplemented and/or restated from time to time; and

(iii)           upon Agent’s written request (for itself, or on behalf of any Lender), and in any event within ten (10) Business Days of any such request, Borrowers shall execute and deliver to Agent new Notes (on substantially the same terms and in substantially the same form) and/or divide the Notes in exchange for then existing Notes in such smaller amounts or denominations as Agent shall specify in its sole and absolute discretion; provided that the aggregate principal amount of such new Notes shall not exceed the aggregate principal amount of the Notes outstanding at the time such request is made; and provided, further, that such Notes that are to be replaced shall then be deemed no longer outstanding hereunder and replaced by such new Notes and returned to the Borrowers within a reasonable period of time after Agent’s receipt of the replacement Notes.

(f)           Rate of Interest.

(i)           Interest shall accrue on the Loan at a rate per annum equal to the Interest Rate as more particularly provided for in this clause (f), and shall be due monthly in arrears on the first day of the month following the month in respect of which such interest accrued, provided that all accrued and unpaid interest on the Maturity Date shall be due on the Maturity Date, subject to earlier prepayment as provided herein or in any other Loan Document.  Interest shall be paid as provided in Section 2.3(a)(i) of this Agreement.

(ii)           Interest shall be calculated under this clause (f) on the basis of actual days elapsed over a period of a 360 day year.

(iii)           The Loan shall bear interest as of the date of such Lender’s wiring of funds thereof through the date of the receipt by Agent of the repayment of the Loan (if the repayment of all or any portion of the Loan is received by Agent later than 1:00 pm, Eastern time, then interest accrual thereon shall be through the next Business Day following such receipt).  After the occurrence of any Event of Default or after the Maturity Date (if the aggregate principal balance of the Loan and any other sums due under any Security Document or Loan Document is not paid in full on the Maturity Date), the Loan will bear interest at the Default Rate.

Consolidated Amended and Restated Loan and Security Agreement

(iv)           Whenever, subsequent to the date of this Agreement, the LIBOR Rate is increased or decreased, the Interest Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the LIBOR Rate on the day of such change (subject to the Maximum Rate).

(v)           Borrowers, Agent and Lenders intend to comply at all times with applicable usury laws.  All agreements between Borrowers, Agent and Lenders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any Loan or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Agent and/or Lenders exceed the maximum amount permissible under Applicable Law (the “Maximum Rate”).  Agent and Lenders may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to Agent and/or Lenders which exempts Agent and/or any Lender from any limit upon the rate of interest it may charge or grants to Agent and Lenders the right to charge a higher rate of interest than that otherwise permitted by Applicable Law.  If, from any circumstance whatsoever, interest would otherwise be payable to Agent and/or Lenders in excess of the Maximum Rate, the interest payable to Agent and Lenders shall be reduced to the Maximum Rate; and if from any circumstance Agent and/or any Lender shall ever receive anything of value deemed interest by Applicable Law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to Borrowers.  All interest paid or agreed to be paid to Agent and/or Lenders shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Loan for such full period shall not exceed the Maximum Rate.  Borrowers agree that in determining whether or not any interest payment under the Security Documents or other Loan Documents exceeds the Maximum Rate, any non-principal payment (except payments specifically described in the Security Documents as “interest”) shall, to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest.  Agent and Lenders hereby expressly disclaim any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate.  The provisions of this Agreement, the Notes, and all other Security Documents and Loan Documents are hereby modified to the extent necessary to conform to the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing.  This paragraph shall never be superseded or waived unless there is a written document executed by Agent, Lenders and Borrowers, expressly declaring the usury limitation set forth in this paragraph to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

Consolidated Amended and Restated Loan and Security Agreement

(vi)           If any change in any, or imposition of any new, Applicable Law, whether or not having the force of law, including, without limitation, the imposition of any reserve and/or special deposit requirement, results in or causes any Lender to be subject to any (i) tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Lender), (ii) increase in the cost to such Lender of maintaining the Loan at the Interest Rate based upon the LIBOR Rate or (iii) reduction in the amount of principal or interest receivable by such Lender in respect of the Loan bearing interest at the LIBOR Rate, then Borrowers shall (y) pay to Agent, for the benefit of Lenders, within 10 days after receipt of a notice from Agent, an amount equal to such increased cost or reduced amount and (z) have the right to request that such Loan be converted to a Loan bearing interest at a comparable interest rate based upon a prime based rate of interest determined by Agent.

(vii)           If any change in any, or imposition of any new, Applicable Law, whether or not having the force of law, including, without limitation, the imposition of any reserve and/or special deposit requirement, results in or causes it to be unlawful for any Lender to make, maintain or fund its share of the Loan at the LIBOR Rate, then, upon the occurrence of such event, such Lender shall notify Agent and Agent shall notify Borrowers thereof and thereupon such Loan, unless then repaid in full, automatically shall convert to a Loan bearing interest at a comparable interest rate based upon a prime based rate of interest determined by Agent in its Permitted Discretion.

(g)           Interest and Other Payments Due on Holidays.  If any payment due on, or with respect to, this Agreement, the Notes or any other Security Document or Loan Document shall fall due on a day other than a Business Day, then such payment shall be made on the 1st Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, and such interest shall accrue and be payable to (but not including, subject to clause (h) below) the actual date of payment.

(h)           Application of Payments Received after 3:00 pm.  Any payment actually received by Agent at or before 3:00 pm, Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received by Agent on such day.  Any payment actually received by Agent after 3:00 pm, Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received on the next following Business Day.  All payments received by Agent on a day other than a Business Day, or in a manner other than by federal funds wire transfer, shall be deemed to have been received by Agent on the Business Day such amounts actually become available to Agent prior to 3:00 pm, Eastern time in immediately available funds.

2.3           Mandatory Prepayments of Loan; Voluntary Prepayments of Loan.

(a)           Mandatory Prepayments.

(i)           All payments delivered to Agent, other than (A) as set forth in Section 2.3(a)(ii)(A) and Section 2.3(e) hereof and (B) proceeds arising from the sale of Collateral more particularly set forth in Section 8.2(c) hereof, in good, immediately available funds in legal tender of the United States of America, shall be applied to the Obligations by Agent and Lenders as follows:

Consolidated Amended and Restated Loan and Security Agreement

first, towards the payment of fees due Agent or any Lender pursuant to the terms of this Agreement and any other fees, costs and expenses due Agent or any Lender pursuant to Section 10.2 of this Agreement, second, to pay the outstanding amount of any Protective Advances,

third, towards the payment of accrued and unpaid interest under this Agreement in respect of the Loan,

fourth, to the payment of the principal of the Loan, and

fifth, towards the payment of all other Obligations in any manner determined by Agent in its discretion.

Interest accrued on the Loan in respect of any month shall be due and payable on, and shall be paid by Borrowers no later than, the first Business Day of the following calendar month.

(ii)           Subject to all other terms and provisions of this Agreement

(A)           In the event any Borrower sells or otherwise disposes of any owned Property, such Borrower shall pay to Agent the applicable Repayment Amount for such Property; plus the amount, if any, owed by Borrowers pursuant to Section 2.3(d) after giving effect to the removal of such Property from the Borrowing Base (if applicable), and Agent shall apply such payments in accordance with the provisions set forth in Section 2.3(a)(i) hereof; provided, further, that if a Default or an Event of Default exists, such Borrower shall repay the Loan in an amount equal to the sum of (y) one hundred percent (100%) of the net proceeds from the disposition of such Property plus (z) the amount, if any, owed by Borrowers pursuant to Section 2.3(d) after giving effect to such sale.

(B)           Any repayments under this Section 2.3(a)(ii) shall be made promptly but in no event more than one (1) Business Day following receipt of the net proceeds of such sale, and until the date on which Agent receives such payment, such proceeds shall be held in trust for Agent and Lenders.  Following any such repayment, Agent agrees to promptly release its security interest in such Property and to promptly execute and deliver to Borrowers all releases, forms, agreements, filings, and other items necessary to evidence such release. For purposes of this Section 2.3(a)(ii), “net proceeds” means gross proceeds less the reasonable third-party costs of such sales or other disposition (including, without limitation, customary brokerage fees, reasonable attorney’s fees, taxes or reserves for taxes payable as a result of such sale, and other transaction costs and expenses).

Consolidated Amended and Restated Loan and Security Agreement

(b)           No Offset.  Notwithstanding any other term or provision contained in this Agreement, Borrowers’ payment obligations are absolute and unconditional.  Borrowers hereby waive (i) demand, presentment, protest and (ii) any rights of rescission, setoff, or recoupment, with respect to any and all instruments and/or Loan Documents.

(c)           Voluntary Prepayments.  Borrowers may prepay the Loan in whole, but not in part, and terminate this Agreement (a “Voluntary Termination”) at any time prior to the Maturity Date by providing Agent with written notice (the “Termination Notice”) at least thirty (30) calendar days prior to the specific date upon which Borrowers intend to pay all of the Obligations due under the Loan in full (the “Termination Date”).  After receipt of the Termination Notice, all of the Obligations shall be immediately due and payable upon the earlier of the Maturity Date or the Termination Date, as applicable.  If, in connection with a Voluntary Termination, Borrowers do not pay and perform all Obligations on the Termination Date, such occurrence shall not be deemed an Event of Default (in the absence of any other Event of Default), and Borrowers may subsequently terminate this Agreement only upon delivering to Agent a new Termination Notice and complying with all of the terms of this Section 2.3(c).  Notwithstanding the foregoing, Borrowers shall have the right to voluntarily prepay any part of the Loan at any time.

(d)           Borrowing Base.  If on any date the aggregate original principal amount of the Loan shall exceed the Borrowing Base on such date, Borrowers shall promptly pay the amount of such excess to Agent together with interest accrued thereon to (but not including) the date of such payment, and such amounts shall be applied by Agent when received in good, collected funds as set forth in clauses second and third of Section 2.3(a)(i) hereof.  If the outstanding principal amount of the Loan shall at any time exceed the Maximum Loan Amount, Borrowers shall promptly pay the amount of such excess to Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by Agent when received in good, collected funds as set forth in clauses second and third of Section 2.3(a)(i) hereof.

(e)           Minimum Amortization. Notwithstanding anything to the contrary in this Agreement, (i) on December 31, 2009, Borrowers shall pay to Lenders a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $2,000,000, (ii) on June 30, 2010, Borrowers shall pay to Lenders a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $3,000,000 and (iii) on December 31, 2010, Borrowers shall pay to Lender a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $5,000,000.  Additionally, notwithstanding anything to the contrary in this Agreement, to the extent that Borrowers have exercised one or both extension options set forth in Section 2.9 hereof in accordance with the terms thereof, (i) on June 30, 2011, Borrowers shall pay to Lenders a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $5,000,000, (ii) on December 31, 2011, Borrowers shall pay to Lender a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $5,000,000, (iii) on June 30, 2012, Borrowers shall pay to Lenders a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $5,000,000, and (iv) on December 31, 2012, Borrowers shall pay to Lenders a cash amount (to be applied in accordance with Section 2.3(a)(i) hereof) equal to $5,000,000.  Agent and Lenders shall have no obligation to release any Liens on any Collateral in connection with such payments.  Each such payment shall immediately result in a corresponding permanent reduction in the Maximum Loan Amount.  Upon receipt of payment of any Repayment Amount, insurance proceeds, Condemnation Compensation or mandatory prepayment pursuant to Section 2.3(f) to be credited toward payment of principal of the Loan pursuant to Section 2.3(a)(i) hereof, Agent shall credit the amount actually received to the next scheduled required amortization payment(s) described above.  In the event that, as of the end of each such amortization period described above, the Repayment Amount(s), insurance proceeds, Condemnation Compensation and/or mandatory prepayments pursuant to Section 2.3(f) actually collected by Agent through the end of such amortization period is not sufficient to satisfy the amount of principal reduction payable by Borrower to Agent and Lenders through the end of such amortization period, Borrower shall pay to Agent such difference.  In the event that, as of the end of each such amortization period, the Repayment Amounts, insurance proceeds, Condemnation Compensation and mandatory prepayments pursuant to Section 2.3(f) collected by Agent during such amortization period are in excess of the amount necessary to satisfy the required principal reduction payments to be made by Borrower through such amortization period, the excess amount of such payments shall be applied to the next succeeding principal payment described above.

Consolidated Amended and Restated Loan and Security Agreement

(f)           SAAC Purchase Transaction; Other Equity Sales or Issuances.  Notwithstanding anything to the contrary in this Agreement, within one (1) Business Day following consummation of the SAAC Purchase Transaction, any other sale of equity interests of Holdings by Ultimate Holdings to a third party, any sale of equity interests of Ultimate Holdings by Ultimate Resort to any third party or any issuance of equity interests of Holdings or Ultimate Holdings to any third party, Borrowers shall prepay the Loan in an amount equal to the greater of (i) twenty-five percent (25%) of the Net Proceeds of the SAAC Purchase Transaction or such other sale or issuance of equity interests of Holdings paid to Holdings, Ultimate Holdings and/or any Company Affiliate of Ultimate Holdings, as applicable and (ii) $5,000,000; provided, that in no event shall the amount prepaid pursuant to this Section 2.3(f) exceed the amount required to be paid as of the date of such prepayment to reduce the principal balance of the Loan to an amount equal to sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent.  Any amounts paid pursuant to this Section 2.3(f) shall be applied to the principal balance of the Loan notwithstanding the provisions of Section 2.3(a) above.

2.4           Intentionally Omitted.

2.5           Exit Fee.  Upon the earlier of (i) the Maturity Date, or (ii) the date which (A) Borrowers terminate the Loan and this Agreement under Section 2.3(c) hereof, (B) Agent demands or Borrowers are otherwise required to make payment in full of the Obligations following the occurrence of an Event of Default, (C) a voluntary or involuntary Change in Management occurs, (D) any other voluntary or involuntary prepayment of the Obligations (other than a partial prepayment under Section 2.3(c) hereof or application of Repayment Amounts, insurance proceeds and/or Condemnation Compensation as contemplated herein) by Borrowers or any other Person occurs, whether by virtue of Agent’s exercising its remedies or otherwise, (E) Agent accelerates the Loan or makes any demand for payment of the Obligations, or (F) any payment or reduction of the outstanding balance of the Loan is made during a bankruptcy, reorganization or other proceeding or is made pursuant to any plan of reorganization or liquidation or any law providing relief to debtors ((i) and (ii) collectively, the “Exit Fee Date”), then, on or before the Exit Fee Date Borrower shall pay to Agent, as additional interest and not as a penalty, an exit fee in an amount equal to $1,650,000, which represents one and one-half of one percent (1.5%) of $110,000,000 (the “Exit Fee”).

Consolidated Amended and Restated Loan and Security Agreement

2.6           Intentionally Omitted.

2.7           Computation of Fees; Lawful Limits.  All fees hereunder shall be computed on the basis of a year of 360 days and for the actual number of days elapsed in each calculation period, as applicable.  In no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to Lenders for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.  If, due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and, if Lenders shall have received interest or any other charges of any kind which might be deemed to be interest under Applicable Law in excess of the maximum lawful rate, then such excess shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by Borrowers hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance, Lenders shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.  The terms and provisions of this Section 2.7 shall control to the extent any other provision of any Loan Document is inconsistent herewith.

2.8           Intentionally Omitted.

2.9           Extension Term.

 Borrowers may request that Agent and Lenders extend the Maturity Date for two (2) additional twelve (12) calendar month periods in accordance with the requirements below.  Such extension requests shall be granted to Borrowers upon the satisfaction of the following conditions:  (a) Borrowers shall have delivered to Agent a written request to extend the Maturity Date at least sixty (60), but not more than ninety (90) calendar days, prior to the expiration of the then-effective Maturity Date; (b) Borrowers shall have delivered to Agent, for the benefit of the Lenders, on or before the effectiveness of such extension, an extension fee equal to one-quarter of one percent (0.25%) of the then Maximum Loan Amount; (c) no Default or Event of Default shall have occurred at the time of making the extension request or the commencement of the extension term of the Loan; (d) Borrowers shall have executed any agreements, documents or amendments to this Agreement and the other Loan Documents reasonably requested by Agent in connection with such extension; (e) during the extended term of the Loan, all terms and conditions of the Loan Documents (other than the original Maturity Date or this extension option) shall continue to apply; and (f) Borrowers shall pay all out-of-pocket costs and expenses incurred by Agent in connection with such extension of the Loan including Agent’s reasonable attorneys’ fees.

Consolidated Amended and Restated Loan and Security Agreement

2.10           Taxes and Other Charges.  All payments and reimbursements to Agent and/or Lenders made under any Loan Document shall be free and clear of and without deduction for all taxes, levies, imposts, deductions, assessments, charges or withholdings, and all liabilities with respect thereto of any nature whatsoever (“Taxes”), excluding taxes to the extent imposed on Agent’s and/or Lenders’ income or profits.  If Borrowers shall be required by law to deduct any such amounts from or in respect of any sum payable under any Loan Document to Agent and/or Lenders, then the sum payable to Agent and/or Lenders shall be increased as may be necessary so that, after making all required deductions, Agent and/or such Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions been made.  Notwithstanding any other provision of any Loan Document, if at any time after the Closing Date (a) any change in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (b) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (c) compliance by Agent and Lenders with any request or directive (whether or not having the force of law) from any governmental authority:  (i) subjects Agent and/or any Lender to any tax, levy, impost, deduction, assessment, charge or withholding of any kind whatsoever with respect to any Loan Document, or changes the basis of taxation of payments to Agent and/or any Lender of any amount payable thereunder (except for income taxes, franchise taxes imposed in lieu of income taxes, or other similar tax upon income or profits of Agent or any Lender, imposed generally by federal, state or local taxing authorities with respect to interest or commitment fees or other fees payable hereunder or changes in the rate of tax on the overall income or profits of Agent and/or such Lender), or (ii) imposes on Agent and/or any Lender any other condition or increased cost in connection with the transactions contemplated thereby or participations therein; and the result of any of the foregoing is to increase the cost to Agent and/or any Lender of making or continuing or maintaining any Loan hereunder or to reduce any amount receivable hereunder, then, in any such case, Borrowers shall promptly pay to Agent and/or such Lenders, as applicable, any additional amounts necessary to compensate Agent and/or such Lender, on an after-tax basis, for such additional cost or reduced amount as determined by Agent and/or such Lender.  If Agent or any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.10 it shall promptly notify Borrowers of the event by reason of which Agent and/or such Lender claims to become so entitled and provide such other information regarding the matter as Borrowers may reasonably request for the purpose of confirming the claim.  Borrowers shall be afforded a reasonable opportunity to review and contest in good faith the applicability of any new law, regulation, treaty or directive enacted or any interpretation or application thereof that imposes any new or additional obligation upon Borrowers as contemplated by this Section 2.10.

2.11           Borrower Representative; Reliance.  Each Borrower irrevocably appoints Holdings as its agent for all purposes relevant to this Agreement and all other Loan Documents, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein and therein and all modifications hereto and thereto.  Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given, taken or received by any Borrower acting singly, shall be valid and effective if given, taken or received only by Holdings, whether or not any other Borrower joins therein, and Agent and Lenders shall have no duty or obligation to make further inquiry with respect to the authority of Holdings under this Section 2.11, provided that nothing in this Section 2.11 shall limit the effectiveness of, or the right of Agent and Lenders to require and rely upon, any notice, document, instrument, certificate, acknowledgment, consent, direction, certification, or other action to be delivered by Borrowers pursuant to this Agreement or the other Loan Documents.  With respect to any action hereunder, Agent and Lenders may conclusively rely upon, and shall incur no liability to any Borrower in acting upon, any request or other communication that Agent or any Lender reasonably believes to have been given or made by a Person authorized on a Borrower ‘s behalf, whether or not such Person is listed on the incumbency certificate delivered pursuant to this Agreement.  In each such case, each Borrower hereby waives the right to dispute Agent’s and Lenders’ actions based upon such request or other communication absent manifest error.

Consolidated Amended and Restated Loan and Security Agreement

2.12           Payments by Agent; Protective Advances

(a)           Should any amount required to be paid under any Loan Document be unpaid beyond any applicable cure period, such amount may be paid by Agent, for the account of Lenders, and Borrower irrevocably authorizes disbursement of any such funds to Agent, for the benefit of itself and the Lenders, by way of direct payment of the relevant amount, interest or Obligations in accordance with Section 2.3 without necessity of any demand whether or not a Default or Event of Default has occurred or is continuing.  No payment of any amount by Agent, Lenders or any other Person shall entitle any Person to be subrogated to the rights of Agent and/or Lenders under any Loan Document unless and until the Obligations (other than indemnity obligations under the Loan Documents that are not then due and payable or for which any events or claims that would give rise thereto are not then pending) have been fully performed and paid indefeasibly in cash and this Agreement has been terminated.  Any sums expended or amounts paid by Agent pursuant to this Section 2.12(a) as a result of Borrower’s failure to pay, perform or comply with any Loan Document or any of the Obligations may be deemed to be paid in full by Borrower, charged to Borrower’s account as an advance under the Loan and added to the Obligations.

(b)           Notwithstanding any provision of any Loan Document, Agent, in its sole discretion, shall have the right, but not any obligation, at any time that Borrower fails to do so, and from time to time, without prior notice, to: (i) discharge (at Borrower’s expense) taxes or Liens affecting any of the Collateral that have not been paid in violation of any Loan Document or that jeopardize Agent’s Lien priority in the Collateral, including any underlying collateral securing the Loan; or (ii) make any other payment (at Borrower’s expense) for the administration, servicing, maintenance, preservation or protection of the Collateral, or any underlying collateral securing the Loan (each such advance or payment set forth in clause (a) above and clauses (i) and (ii) herein, a “Protective Advance”). Agent shall be reimbursed for all Protective Advances pursuant to Section 2.3 and any Protective Advances shall bear interest at the Interest Rate from the date the Protective Advance is paid by Agent until it is repaid.  No Protective Advance by Agent shall be construed as a waiver by Agent, or any Lender of any Default, Event of Default or any of the rights or remedies of Agent or any Lender.

2.13           Late Fee.  Notwithstanding any other provision of any Loan Document, if any payment, interest, Obligation, fee, charge or other amount due under any Loan Document is not received by Agent within three (3) Business Days of its due date (other than a final payment due at maturity or upon acceleration of the Obligations), then Borrowers shall pay to Agent, for the benefit of itself and Lenders, a late charge equal to 5.0% of the amount not timely made or paid.

Consolidated Amended and Restated Loan and Security Agreement

3.	COLLATERAL

3.1           Security.  For the purpose of securing the prompt and complete payment and performance by Borrowers of all of the Obligations, Borrowers do unconditionally and irrevocably hereby grant to Agent, for the benefit of itself and Lenders, a first priority security interest in, and a Lien upon, all of their assets, including real and personal property of Borrowers, whether now owned or hereafter acquired (such property being herein referred to as the “Collateral”), including without limitation, the following:

(a)           all Property;

(b)           each of the following in each case as it directly relates to, or is used in connection with, any Property:

(i)           all of each Borrower’s right, title and interest in, to and under (including, without limitation, all revenues, proceeds, rents and other benefits derived from) any franchises, permits, trade names, trademarks (and goodwill associated therewith), approvals, leasehold interests (whether as lessor or lessee or sublessor or sublessee), management contracts, marketing contracts, maintenance contracts, utility contracts, security contracts, other servicing contracts, licensing contracts or other similar contracts, and all guaranties of any of the foregoing or any other guaranties issued to Agent for the benefit of itself and Lenders for the direct or indirect benefit of Borrowers, including, without limitation, the contracts set forth on Schedule 7 to this Agreement (individually, a “Property-Related Contract” and, collectively, the “Property-Related Contracts”), relating, in each case, to all Property;

(ii)           all of each Borrower’s Accounts, Contracts, Documents, Fixtures, Goods, Instruments, Investment Property, Equipment, Inventory, Receivables, Contract Rights, General Intangibles, Chattel Paper;

(iii)           all Books and Records;

(iv)           all fixtures, fittings, machinery, appliances, Equipment, apparatus, furnishings, and personal property of every nature found on or used in connection with all Property or otherwise owned by any Borrower;

(v)           all of each Borrower’s right, title and interest of whatever character (whether as owner, chattel lessee, Unit owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to any and all judgments, settlements, claims, awards, insurance proceeds and other proceeds and compensation, and any interest thereon (collectively, “Compensation”), now or hereafter made or payable in connection with (i) any casualty or other damage to all or any part of any Property, (ii) any condemnation proceedings affecting any of the foregoing or any rights thereto or any interest in or to any Property, (iii) any damage to or taking of any of the foregoing or any rights in any Property or any interest therein arising from or otherwise relating to any exercise of the power of eminent domain (including, without limitation, any and all Compensation for change of grade of streets or any other injury to or decrease in the value of any Property), or any conveyance in lieu of or under threat of any such taking, (iv) any and all proceeds of any sale, assignment or other disposition of any Property or any rights thereto or any interest therein, (v) any and all proceeds of any other conversion (whether voluntary or involuntary) of any Property or any rights thereto or any interest therein or to cash or any liquidated claim, and (vi) any and all refunds and rebates of or with respect to any Insurance Premium, any Imposition or any other charge for utilities relating to any Property (including, without limitation, any and all refunds and rebates of or with respect to any deposit or prepayment relating to any such Insurance Premium, Imposition or charge), and any and all interest thereon, whether now or hereafter payable or accruing;

Consolidated Amended and Restated Loan and Security Agreement

(vi)           proceeds of any sale, assignment, transfer or other disposition of any Property or other Collateral or any rights thereto or any interest therein; and

(vii)           all of each Borrower’s right, title and interest of whatever character (whether as owner, vendor, mortgagee, chattel lessee, Unit owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to the Club Membership Plans;

(c)           all other “Mortgaged Property” or “Trust Property” as such term is defined in each Mortgage and all options that Borrowers may obtain;

(d)           Each Borrower’s right, title and interest in and to all Intercompany Leases and Lease Revenue;

(e)           all of each Borrower’s right, title and interest in and to all Acquisition Contracts and other Property Related Contracts, and any earnest money, escrow deposit or other down payment contemplated in such Acquisition Contract or such Property Related Contracts; and

(f)           all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing;

whether such Collateral shall be presently in existence or whether it shall be acquired or created by Borrowers at any time hereafter, wherever located, together with the products and proceeds thereof, and any replacements, additions and/or accessions thereto and substitutions thereof and after-acquired Property; provided, however, notwithstanding the foregoing, no Borrower shall be required to grant to Agent, on behalf of Lenders, a Lien upon any equity interests owned by such Borrower of any Person that is a Subsidiary of such Borrower that is not required to be a Borrower hereunder.

Borrowers consent and agree that neither Agent nor any Lender shall be under any obligation to marshal any assets (including, without limitation, any pledged ownership interests or any life insurance proceeds) in favor of Borrowers, or against or in payment of any or all of the Obligations.

Consolidated Amended and Restated Loan and Security Agreement

3.2           Undertakings Regarding Collateral.

(a)           Maintenance of Perfection.  No loss of, or damage to, the Collateral shall release Borrowers from any of the Obligations.

(b)           No Assumption of Obligations.  The execution and delivery of this Agreement, and the granting of the Liens in and to the Collateral, shall not subject Agent or any Lender to, or transfer or pass to Agent or any Lender or in any way affect or modify, the liability of Borrowers under any or all of the Acquisition Contracts, the Property-Related Contracts or in connection with any Property or any costs, expenses or liabilities in connection therewith, it being understood and agreed that notwithstanding this Agreement, and the granting of the Liens in and to the Collateral, all of the obligations of Borrowers (whether as owner, chattel lessee, vendor, mortgagee, Unit owner or otherwise) to each and every other party under each and every one of the Acquisition Contracts and the Property-Related Contracts and/or in connection with any Property shall be and remain enforceable by such other party, its successors and assigns, only against Borrowers or Persons other than Agent and Lenders, and, prior to exercise by Agent and Lenders of their rights under the Security Documents, Agent and Lenders have not assumed any of the obligations or duties of Borrowers under or with respect to any of the Acquisition Contracts or Property-Related Contracts or otherwise.

(c)           No Obligation to Take Action.  Borrowers hereby agree and acknowledge that neither the acceptance of this Agreement or any other Security Document by Agent or any Lender nor the exercise of, or failure to exercise, any right, power or remedy in this Agreement or in any other Security Document conferred upon Agent or any Lender shall be deemed or construed to obligate Agent or any Lender to pay any sum of money, take any other action or incur any liability in connection with, or collect or realize upon, any of the Acquisition Contracts or any other Collateral.  It is further agreed and understood by Borrowers that, prior to exercise by Agent and Lenders of their rights under the Security Documents, Agent and Lenders shall not be liable in any way for any cost, expense or liability connected with, or any charge or liability arising from, any of the Acquisition Contracts, any of the Property-Related Contracts or any other Collateral.

(d)           Indemnification.  Borrowers hereby agree to indemnify Agent and each Lender and hold each harmless, from any and all liability, loss or damage which incurs by reason of any and all claims and demands whatsoever which may be asserted against Agent or any Lender arising out of, as a result of, or otherwise connected with, the Liens hereby granted to Agent for the benefit of itself and Lenders by Borrowers under or in respect of any of the Acquisition Contracts or any other Collateral by reason of (i) the failure by Borrowers to perform any obligations or undertakings required to be performed by Borrowers under or in connection with any of such Acquisition Contracts, the Property-Related Contracts or any other Collateral, (ii) any failure by Borrowers, in connection with any of such Acquisition Contracts, the Property-Related Contracts or any other Collateral, to comply with any applicable federal, state or local consumer credit, sale rescission or usury statutes, including, without limitation, any such statute of any state in which a Member may reside, the Consumer Credit Protection Act, as amended, the Federal Trade Commission Act, as amended, the consumer credit laws and subdivision laws of any applicable jurisdiction, and all rules and regulations promulgated under the foregoing statutes, acts and codes, the Interstate Land Sales Full Disclosure Act, and the rules and regulations promulgated thereunder, and (iii) failure by Borrowers to comply with any applicable federal, state or local statutes, ordinances or declarations and the restrictions, rules and regulations promulgated thereunder or contained therein pertaining to ownership of any of the Collateral or sales of Membership Interests in the Club, or the use or operation of any Property or to otherwise discharge its duties and obligations under Applicable Law, unless such claims or demands were directly a result of the gross negligence or willful misconduct of Agent or such Lender, as applicable.

Consolidated Amended and Restated Loan and Security Agreement

3.3           Financing Statements.  Borrowers hereby authorize Agent to file any financing statements on Borrowers’ behalf required by the Uniform Commercial Code together with any and all other instruments or documents and take such other action, as may be necessary to perfect, and to continue the perfection of, Agent’s security interest and Liens in the Collateral.

3.4           Location of Collateral; Books and Records.  All tangible Collateral (other than Collateral delivered to Agent or a third party custodian acceptable to Agent) which is personal property is to remain, at all times, on the premises of Ultimate Holdings at 3501 West Vine Street, Kissimmee, Florida, 34741, or at one or more locations of Borrowers, and Borrowers represent and warrant to Agent and Lenders that all of the currently existing tangible Collateral is now located at such locations, and Borrowers will not transfer the Collateral from such premises to other locations without the prior written approval of Agent, except in the ordinary course of the Borrowers’ business.  Borrowers shall, within ten (10) Business Days of receipt of a written request therefor from Agent after the occurrence of an Event of Default, deliver to Agent then current copies of all computer tapes, disks, software and micro-fiche records constituting, in whole or in part, the Books and Records.

3.5           Insurance of Collateral.

(a)           Maintenance of Insurance.

(i)           Borrowers agree to maintain or cause to be maintained insurance (with financially sound and reputable insurers) with respect to

(1)           all Property, all Collateral and all of their insurable properties and assets,

(2)           all personal property of Borrowers (including, without limitation, the Furnishings thereof and all other property located at the Property),

(3)           all other equipment and other personal property of every nature whatsoever now or hereafter located in or on, or attached to, and used or intended to be used in connection with any Property, and

Consolidated Amended and Restated Loan and Security Agreement

(4)           the Books and Records and other valuable papers,

against casualties, contingencies, hazards and such other risks (including, without limitation, (A) fire, hurricane, tornado, wind damage, and such other risks insured against by a standard all-risk property and fire insurance policy and endorsement for extended coverage, and (B) earthquake and flood insurance, if applicable and required by Agent); provided, however, that such casualty insurance shall (aa) in no case be in an amount less than an amount sufficient to rebuild the applicable Unit or other Property the subject of such casualty or the portions thereof which shall have suffered the loss and replacement of any of the personal property located therein, subject to reasonable deductibles, (bb) be sufficient to avoid any co-insurance requirements in respect of the applicable Borrower and/or the applicable Owner’s Association.  With respect to such insurance, Borrowers shall deliver or cause to be delivered certificates of insurance to Agent, with satisfactory lender’s loss payable endorsements naming Agent, in its capacity as agent for the Lenders, as loss payee to the extent of its interest.  Each policy of such insurance or endorsement with respect thereto shall contain a clause requiring the insurer to give not less than 30 days’ prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever (other than a cancellation for non-payment of the premium in which case 10 days notice of cancellation shall be given) and a clause that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrowers or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy.  If Borrowers shall fail to provide and pay for such insurance, or have the same provided and paid for, Agent may (and at the request of Requisite Lenders, shall), at Borrowers’ expense, procure the same, but shall not be required to do so.

(ii)           Borrowers shall maintain or cause to be maintained insurance with financially sound and reputable insurers with respect to all Property (including, without limitation, the Collateral) covering any public liability of Borrowers, their officers, agents or employees (including, without limitation, damage by Borrowers or their officers, agents or employees at any Property, any bodily injury caused by Borrowers or their officers, agents or employees to any other Person, or any negligent act or other similar liability of Borrowers or their officers, agents or employees) and in such amounts as are satisfactory to Agent and to which Borrowers have agreed; Agent, in its capacity as agent for the Lenders, shall be named as an additional insured thereon.

(iii)           Borrowers shall, prior to renewal, submit to Agent insurance certificates showing the type and amounts of insurance coverage maintained in respect of all Property.

(iv)           Borrowers shall pay all premiums on the aforesaid insurance policies and all other fees and charges payable in connection with such insurance policies (such premiums, fees and charges being collectively referred to herein as “Insurance Premiums”) not later than the due date thereof.  If Borrowers shall fail to pay any such Insurance Premiums, Agent may, but shall not be obligated to unless directed by Requisite Lenders, at Borrowers’ expense, pay the same.  Any such payment shall be subject to Section 3.11 and Section 3.12 hereof.

Consolidated Amended and Restated Loan and Security Agreement

(v)           If the Mortgaged Property (as defined in each Mortgage) is sold at a foreclosure sale or if Agent shall acquire title to said Mortgaged Property, Agent shall, subject to Applicable Law and the terms of any such insurance policy and the policies of the applicable insurer, have all of the right, title and interest of Borrowers in and to all insurance policies required under this Section 3.5(a) and the unearned premiums thereon, related to the Mortgaged Property, and in and to the proceeds resulting from any damage to said Mortgaged Property prior to such sale or acquisition.

(vi)           Borrowers agree to cause any contractor hired by them to effect any construction or development of any Property to carry adequate insurance in respect of bodily injury or other personal liability or property damage in respect of its employees or other third persons in connection with such construction and development.  Borrowers shall use their commercially reasonable efforts to cause certificates of such insurance to be filed with Agent.

(vii)           Anything contained in this Section 3.5(a) to the contrary notwithstanding, any of the undertakings of Borrowers in this Section 3.5(a) in respect of insuring all Property shall be subject to the requirements of Applicable Laws.

(b)           Insurance Proceeds.  Any proceeds of insurance received by Borrowers relating to Property and related assets constituting Collateral and not expended for rehabilitation of all or any portion of the Property in accordance with Section 3.5(c)(ii), shall be promptly paid and/or turned over by Borrowers to Agent, for the benefit of itself and Lenders, as proceeds of the Collateral in an amount equal to (i) the aggregate amount of all advances under the Ultimate Loan Agreement or the Private Escapes Loan Agreement, as applicable, used to fund the acquisition of such Property minus (ii) principal repayments allocated to such advances, plus the amount, if any, owed by Borrowers pursuant to Section 2.3(d), if any, such payments to be applied as proceeds of the Collateral and applied to the prepayment of the Loan as provided in Section 2.3(a)(ii) hereof.

(c)           Miscellaneous Application of Insurance Proceeds.  In connection with, and pursuant to, Section 3.5(b) hereof, Agent, Lenders and Borrowers agree to the following:

(i)           Following the occurrence and continuance of any Default or Event of Default (provided that if such Default or Event of Default is cured by Borrowers, then clause (ii) below and not this clause (i) shall thereafter apply), Agent is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section 3.5, and to collect and receive the proceeds from any such policies.  In such event, each insurance company is hereby authorized and directed to make payment for all such losses directly to Agent, for the benefit of itself and Lenders, instead of to Borrowers and Agent jointly.  In the event any insurance company fails to disburse directly and solely to Agent but disburses instead either solely to Borrowers or to Borrowers and Agent jointly, Borrowers agree promptly to endorse and transfer, or cause to be endorsed and transferred, such proceeds to Agent, for the benefit of itself and Lenders.  Upon the failure of Borrowers to endorse and transfer such proceeds as aforesaid (or cause the same to be done), Agent may execute such endorsements or transfers for and in the name of any Borrower and Borrowers hereby unconditionally and irrevocably appoint Agent as each Borrower’s agent and attorney-in-fact, coupled with an interest, to endorse and transfer such proceeds to Agent, for the benefit of itself and Lenders.  After deducting from said insurance proceeds all of its out-of-pocket expenses incurred in the collection and administration of such sums, including reasonable attorneys’ fees, Agent may apply the net proceeds or any part thereof, at its option (A) to payment of the Obligations, whether or not due, as provided in Section 2.3(a)(ii) hereof, (B) to the repair and/or restoration of the damaged Property, or (C) for any other purposes or objects for which Agent is entitled to advance funds under this Agreement or any of the other Security Documents, all without effecting the Liens and security interests of this Agreement and the other Security Documents.  Agent shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure unless caused by Agent’s gross negligence or willful misconduct.

Consolidated Amended and Restated Loan and Security Agreement

(ii)           Prior to the occurrence and continuance of any Default or Event of Default and if any Borrower gives Agent notice of any casualty as provided in clause (d) below, Borrowers shall have the right to adjust and compromise losses under insurance policies and to collect and receive insurance proceeds and shall apply such insurance proceeds with respect to such losses solely and exclusively to the repair and restoration of the damaged Property or to the payment of the Obligations as Borrowers deem appropriate in their reasonable discretion.  With respect to any such casualty loss, Borrowers shall have the right to use any insurance proceeds received on account of such loss to the repair and restoration of the damaged Property, provided that prior written notice is given with respect thereto to Agent and the scope and plans for the repair or restoration have been approved by Agent, which approval shall not be unreasonably withheld or delayed if the repair or restoration will result in a new “unit” which is substantially comparable to the pre-existing “unit” in terms of overall usable square footage and types of functions served by the damaged “unit” prior to the loss, the new “unit” is constructed with the same or better quality of materials and workmanship as existed in the damaged “unit” prior to the loss, and is constructed in accordance with the applicable requirements of then existing zoning, design and building codes and other Applicable Laws, the applicable Declaration and market considerations.  All such repair and restoration shall be diligently prosecuted to completion by Borrowers and shall be completed within a time frame reasonably acceptable to Agent.

(d)           Borrowers’ Undertakings.  In the event of any material casualty or loss in respect of all or any portion of any Property (including, without limitation, any of the Collateral), (i) Borrowers shall promptly notify Agent of the same and (ii) following the occurrence and continuance of a Default or an Event of Default, or in the event Borrowers fail to take prompt action following notice from Agent, Agent may, in addition to its rights as beneficiary under the applicable Mortgage, elect to exercise the voting rights of each Borrower as a mortgagee or a holder of a “security interest” in respect the Mortgage or as the owner of the applicable Unit regarding all matters of repair and restoration.  In the event of any casualty or loss in respect of all or a portion of the Property (including, without limitation, any of the Collateral), Borrowers shall pay all assessments as required by the applicable Declaration and/or applicable Owner’s Association for repair and restoration due to inadequacy of insurance.

Consolidated Amended and Restated Loan and Security Agreement

3.6           Condemnation.

(a)           Condemnation Compensation.

(i)           Any compensation, awards, damages, claims, rights of action, proceeds, payment and other relief (collectively, “Condemnation Compensation”) of, or on account of, any damage or taking of all or any part of any Property in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of such Property, payable to the applicable  Owner’s Association or any manager retained by it and paid further by such Owner’s Association or such manager to any Borrower, as provided for in the Declaration, shall be promptly paid and/or turned over to Agent as proceeds of the Collateral or otherwise, provided, however, that if no Default or Event of Default exists, (A) subject to the provisions of Section 3.6(b)(iii) below, Agent shall make such Condemnation Compensation available to the Borrower, and (B) Agent shall only be entitled to receive Condemnation Compensation in an amount not exceeding the Repayment Amount for such Property, and, subject to clause (ii) below if such clause shall then be applicable, applied to the prepayment of the Loan, as provided in Section 2.3(a)(i) hereof.

(ii)           Any Condemnation Compensation in respect of any Property received by Borrowers at a time during which the condemnation provisions of the Declaration shall not be in effect with respect to such Property shall be treated as provided in Section 3.6(b) below.

(b)           Miscellaneous Application of Condemnation Compensation.  In connection with, and pursuant to, Section 3.6(a) hereof, Agent and Borrowers agree to the following:

(i)           if all or any portion of any Unit shall be damaged or taken through condemnation (which term when used in this Agreement shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), so as to permanently and materially adversely effect the type or scope of resort operations of or related to such Unit existing prior to the condemnation or taking (as determined by Agent in its sole discretion), then, if a Default or Event of Default exists the Repayment Amount with respect to such Unit shall, at the option of Agent, become immediately due and payable.

(ii)           Subject to subclause (iii) below, Agent, for the benefit of itself and Lenders, shall be entitled to receive all Condemnation Compensation in excess of $200,000 in respect of any Unit payable with respect to any condemnation or taking; provided, however, that if no Default or Event of Default exists, Agent shall only be entitled to receive Condemnation Compensation in an amount not exceeding the Repayment Amount.  The application of such Condemnation Compensation shall be as set forth below in clause (iii).  Subject to Applicable Law and the applicable Declaration, Agent is hereby authorized, at its option and in consultation with Borrowers, to commence, appear in and prosecute, any action or proceeding relating to any condemnation or taking, and to settle or compromise any claim in connection therewith.  Subject to Applicable Law and the applicable Declaration, all Condemnation Compensation in respect of such Unit and the rights thereto, are hereby assigned by Borrowers to Agent, for the benefit of itself and Lenders; provided, however, that if no Default or Event of Default exists, only that Condemnation Compensation up to the Repayment Amount and the rights thereto, are hereby assigned.

Consolidated Amended and Restated Loan and Security Agreement

(iii)           After deducting from any Condemnation Compensation in respect of the Property all of its out-of-pocket expenses incurred in the collection and administration thereof, including reasonable attorney’s fees, Agent shall, if no Event of Default shall then exist, or may, in its sole and absolute discretion if an Event of Default shall then exist, make the net Condemnation Compensation received by Agent available to Borrowers to repair and/or restore or replace the Property, provided that

(1)           Borrowers request that such proceeds be made available for repairing, restoring or replacing the Property in a written notice delivered to Agent within 30 days after the occurrence of the condemnation or taking,

(2)           Agent approves Borrowers’ plans for repair and/or replacement of the Property, which approval shall not be unreasonably withheld or delayed,

(3)           any such repairs must restore the Property to at least as good condition as prior to the condemnation or taking,

(4)           any replacement shall be of at least the same quality or value of the Property replaced, and

(5)           Agent must determine that the repairs or replacement can be substantially completed within a timeframe reasonably acceptable to Agent.

(c)           If Borrowers fail to comply with any of the requirements set forth in the immediately preceding subsection or if an Event of Default exists and Agent shall have decided not to make such net Condemnation Compensation available to Borrowers, Agent, for the benefit of itself and Lenders, may apply such net Condemnation Compensation or any part thereof, at its option, (A) to the payment of the Obligations, whether or not due, as provided in Section 2.3(a)(i) hereof, or (B) for any other purposes or objects for which Agent is entitled to advance funds under this Agreement, all without affecting the security interests or Liens of this Agreement or any of the other Security Documents.  All net Condemnation Compensation to be disbursed by Agent pursuant to clause (b)(iii) above shall be disbursed in a manner acceptable to Agent in its sole discretion as the repair and/or replacement work proceeds.  Neither Agent nor any Lender shall be held responsible for any failure to collect any condemnation except for gross negligence or willful misconduct on the part of Agent or such Lender in connection with such failure to collect condemnation.  Borrowers agree to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Agent may require.  All repair and/or replacement work shall be diligently prosecuted to completion by Borrowers and shall be completed prior to the Maturity Date.

Consolidated Amended and Restated Loan and Security Agreement

(d)           Borrowers’ Undertakings.  In the event of any condemnation or taking in respect of any Property (including, without limitation, any of the Collateral), (i) Borrowers shall promptly but in any event within five (5) Business Days notify Agent of the same, (ii) Agent may, in addition to its rights under the applicable Mortgage, elect to exercise the voting rights of Borrowers as mortgagee or the holder of a “security interest” in respect of the Mortgage or as the owner of any Unit regarding all matters of repair and restoration, and (iii) Borrowers shall pay all assessments as required by the Declaration and/or the Owner’s Association’s Articles of Incorporation or By-Laws for repair and restoration required in connection with its ownership of Property due to inadequacy of the Condemnation Compensation.

3.7           Taxes Affecting Collateral.  Unless contested by Borrowers as set forth below, Borrowers shall pay or on or before the last day when they may be paid without interest or penalty, all taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations and encumbrances (including, without limitation, water and sewer rents and charges, charges for setting or repairing meters and charges for other utilities or services), general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind whatsoever, now or hereafter imposed, levied or assessed by any public or quasi-public authority or instrumentality upon or against any of the Collateral or the use, occupancy or possession of the Property, or upon or against this Agreement, any Notes or the other Security Documents, the Obligations or the interest of Agent or the Lenders in the Acquisition Contracts, or the Mortgages or any other item of Collateral (provided that this Section 3.7 shall not be construed to require Borrowers to pay any income tax imposed upon the general income of Agent and/or Lenders), as well as all assessments and other governmental or quasi-governmental charges imposed, levied or assessed in respect of any Collateral, including any such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations and encumbrances (including, without limitation, water and sewer rents and charges, charges for setting or repairing meters and charges for other utilities or services), general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind whatsoever, now or hereafter imposed, levied or assessed in respect of any Collateral located outside of the United States, and any and all interest, costs and penalties on or with respect to any of the foregoing (collectively, the “Impositions”).  Upon request by Agent, Borrowers shall deliver or cause to be delivered to Agent receipts or other satisfactory proof of payment of any Impositions.

Borrowers shall not claim, demand or be entitled to receive any reduction of, or credit toward, any Imposition on account of the Obligations.  No deduction shall be claimed from the taxable value of any Collateral or by reason of the Obligations, any of the Security Documents or the interest of Agent in the Collateral.

If existing laws or procedures governing the taxation of mortgages, security documents or debts secured by mortgages or other security documents shall be changed in any manner after the date hereof so as to materially adversely impair the security of any Mortgage or the security interest herein granted or granted in any of the other Security Documents or to reduce the net income to Agent and/or Lenders in respect of the Obligations (excluding from any such determination of income or profits any reduction in such income or profits attributable to a change in taxes imposed on, or measured by, the income or profits of Agent and/or Lenders), then, upon request by Agent, Borrowers shall pay to Agent or to the taxing authority (if so directed by Agent), all taxes, charges and related costs for which Agent or any Lender may be liable as a result thereof; provided, however, that Borrowers shall be afforded the opportunity to contest the validity of the additional taxes, charges or related costs in the manner described below.

Consolidated Amended and Restated Loan and Security Agreement

Borrowers shall pay, or cause to be paid, when due, any and all recording (mortgage or personal property), intangible property and documentary stamp taxes, all similar taxes, and all filing, registration and recording fees, which are now or hereafter may become payable in connection with the Obligations, the Mortgages, this Agreement, any of the other Security Documents or any of the other Collateral.  Borrowers shall pay or cause to be paid when due any and all excise, transfer and conveyance taxes which are now or hereafter may become payable in connection with the Obligations, the Mortgages, this Agreement or any of the other Security Documents, or in connection with any foreclosure of any of the Mortgages, or any other foreclosure of any Collateral under this Agreement or under any of the other Security Documents, or any other transfer of any item of Collateral in extinguishment of all or any part of the Obligations or any other enforcement of the rights of Agent and/or Lenders with respect thereto.

Borrowers shall have the right, at their sole expense, to contest the validity of any such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, Impositions, liabilities, obligations or encumbrances by appropriate proceedings diligently and continuously conducted in good faith to final determination, in which event Borrowers shall not be required to pay any such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances in accordance with this section if, and only so long as:

(a)           no final judicial determination in respect of any foreclosure or other enforcement proceeding in respect of such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances shall have been rendered and no nonjudicial foreclosure proceeding or sale in respect of such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances shall have been commenced;

(b)           no final judicial determination of any claim for liability of any kind shall have been rendered against Agent or any Lender in connection with such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances; and

(c)           if such taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances are in an amount greater than $350,000 or are in an amount greater than $50,000 and relate to assessments on any Assessment Lien Property, Borrowers shall have established an escrow with Agent, or shall have delivered to Agent, for the benefit of itself and Lenders, a satisfactory bond issued by a surety acceptable to Agent or a satisfactory letter of credit for the benefit of Agent, for the benefit of itself and Lenders, issued by a bank acceptable to Agent, in each case in an amount reasonably estimated by Agent to be adequate to cover (i) the unpaid amount of such required payment, (ii) all interest, penalties and similar charges which reasonably can be expected to accrue by reason of such contest or by reason of such nonpayment, and (iii) all out-of-pocket costs, fees and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) which reasonably can be expected to be incurred in connection therewith by Agent or any Lender, which escrow, bond or letter of credit shall be maintained in effect throughout such contest and the amount of which shall be increased from time to time if reasonably required by Agent to cover the foregoing amounts in subclause (i), subclause (ii) and subclause (iii).

Consolidated Amended and Restated Loan and Security Agreement

Borrowers shall inform Agent, in advance and in writing, of their intention to contest any taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations or encumbrances under this Section 3.7 if such required payment shall exceed $100,000.

Upon termination of any such contest (whether by final determination or otherwise), or at any time during the course of any such contest that the conditions relieving Borrowers of their obligation to make such payment shall no longer be satisfied or shall be discovered not to have been satisfied, Borrowers shall make such payment.  Following the occurrence and continuance of a Default or Event of Default, at Agent’s option, the escrow established or bond or letter of credit, as the case may be, delivered pursuant to this Section 3.7 may be, in the case of the escrow, liquidated, or, in the case of the bond or the letter of credit, drawn upon, at such time and the proceeds thereof may be applied to payment of all or any part of such required payment and the interest, penalties, charges, costs, fees and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) referred to in subclause (ii) and subclause (iii) of the immediately preceding paragraph.  Promptly after such payment has been made, Borrowers shall deliver to Agent evidence reasonably satisfactory to Agent that such payment has been made.  Thereafter, the amount then remaining in the escrow established pursuant to this Section 3.7 or such bond or letter of credit, as the case may be, shall be returned to Borrowers free and clear of the Lien of this Agreement or any other Security Document so long as no Event of Default shall have occurred and be continuing or, if an Event of Default shall have occurred and be continuing, shall be retained by Agent as part of the Collateral.

3.8           Discharge of Liens Affecting Collateral

.  If any mechanic’s, laborer’s, materialmen’s, statutory or other Lien shall be filed or otherwise imposed upon or against any item of the Collateral or all or any portion of the Property, then Borrowers shall, within sixty (60) days after being given notice of the filing of such Lien or otherwise becoming aware of the imposition of such Lien, cause such Lien to be vacated or discharged of record by payment, deposit, bond, final order of a court of competent jurisdiction or otherwise.

Borrowers shall have the right, at their sole expense, to contest the validity of any such Lien or of the claim evidenced or secured thereby, by appropriate proceedings commenced prior to the expiration of the aforesaid 60-day period and thereafter diligently and continuously conducted in good faith to final determination, in which event Borrowers shall not be required to cause any such Lien to be vacated or discharged of record in accordance with the immediately preceding paragraph if, and only so long as:

(a)           no final judicial determination in respect of any foreclosure or other enforcement proceeding in respect of such Lien or the claim evidenced or secured thereby shall have been rendered and no nonjudicial foreclosure proceeding or sale in respect of such Lien or such claim shall have been commenced;

Consolidated Amended and Restated Loan and Security Agreement

(b)           no final judicial determination of a claim for liability of any kind shall have been rendered against Agent or any Lender in connection with such Lien or the claim evidenced or secured thereby; and

(c)           if such Lien shall secure a claim of more than $350,000 or if such Lien secures an amount in excess of $50,000 and encumbers any Assessment Lien Property, Borrowers shall have established an escrow with Agent, or shall have delivered to Agent a satisfactory bond issued by a surety acceptable to Agent or a satisfactory letter of credit for the benefit of Agent, for the benefit of itself and Lenders issued by a bank acceptable to Agent, in each case in an amount reasonably estimated by Agent to be adequate to cover (i) the unpaid amount of such claim, (ii) all interest, penalties and similar charges which reasonably can be expected to accrue by reason of such contest or by reason of such nonpayment, and (iii) all out-of-pocket costs, fees and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) which reasonably can be expected to be incurred in connection therewith by Agent or any Lender, which escrow, bond or letter of credit shall be maintained in effect throughout such contest and the amount of which shall be increased from time to time if reasonably required by Agent to cover the foregoing amounts in subclause (i), subclause (ii) and subclause (iii).

Borrowers shall inform Agent, in advance and in writing, of its intention to contest any Lien securing a claim, or such claim itself, under this Section 3.8 if such claim shall exceed $100,000 or any Lien encumbering any Assessment Lien Property.

Upon termination of any such contest (whether by final determination or otherwise), or at any time during the course of any such contest that the conditions relieving Borrowers of their obligation to cause such Lien to be vacated or discharged shall no longer be satisfied or shall be discovered not to have been satisfied, Borrowers shall cause such Lien to be vacated or discharged of record.  Following the occurrence and during the continuation of a Default or Event of Default, at Agent’s option, the escrow established or bond or letter of credit, as the case may be, delivered pursuant to this Section 3.8 may be, in the case of the escrow, liquidated, or, in the case of the bond or the letter of credit, drawn upon, at such time and the proceeds thereof may be applied to payment of all or any part of the claim evidenced or secured by such Lien and the interest, penalties, charges, costs, fees and expenses (including, without limitation, attorneys’ fees and disbursements) referred to in subclause (ii) and subclause (iii) of the immediately preceding paragraph.  Promptly after such Lien has been vacated or discharged of record, Borrowers shall deliver to Agent evidence reasonably satisfactory to Agent that such Lien has been vacated or discharged of record.  Thereafter, the amount then remaining in the escrow established pursuant to this Section 3.8 or such bond or letter of credit, as the case may be, shall be returned to Borrowers free and clear of the Lien of this Agreement or any other Security Document so long as no Event of Default shall have occurred and be continuing or, if an Event of Default shall have occurred and be continuing, shall be retained by Agent as part of the Collateral.

Consolidated Amended and Restated Loan and Security Agreement

If any Lien shall not be vacated or discharged as required by this Section 3.8, then, in addition to any other right or remedy of Agent or any Lender, Agent may, but shall not be obligated to, discharge such Lien in such manner as Agent may select, and Agent shall be entitled, if Agent shall so elect, to compel the prosecution of an action for the foreclosure of such Lien by the lienor and, if Agent shall so elect, to pay the amount of any judgment in favor of such lienor with interest, costs and allowances as required by Applicable Law.  Upon request by Agent, Borrowers shall pay to Agent or to any other Person designated by Agent, the amount of all payments made by Agent or any Lender as provided above and all out-of-pocket costs, expenses and liabilities (including, without limitation, attorneys’ fees and disbursements) incurred by Agent or any Lender in connection therewith, together with interest thereon at the Default Rate from the date paid or incurred by Agent or any Lender until the date so paid to, or as directed by, Agent.  To the extent permitted by law, Agent and Lenders shall thereupon be subrogated to the rights of such lienor and any such payments made by Agent or any Lender pursuant to this Section 3.8 shall be secured by the Collateral.

3.9         Use of the Properties; Voting Rights of Borrowers.

(a)           Certain Restrictions.  Borrowers shall not, without the prior written consent of Agent (which consent may be granted or withheld in Agent’s Permitted Discretion),

(i)           request, consent to or otherwise initiate, consent to or acquiesce in any zoning classification or reclassification of any of the Properties or the adoption, issuance, imposition or amendment of any other law, ordinance, rule, regulation, order, judgment, injunction or decree relating to the use, occupancy, operation, development, disposition or design of any of the Properties which would materially limit the use of a Unit or reduce its Appraised Value,

(ii)          request, consent to or otherwise initiate, consent to or acquiesce in the annexation of any part of any Property by or into any municipality or other governmental or quasi-governmental unit,

(iii)         enter into, consent to or otherwise cause, permit or suffer to become subject to any covenant, agreement or other arrangement restricting or limiting the use, occupancy, operation, development or disposition thereof (other than any covenant of this Agreement or the other Security Documents and any restrictions set forth in any Declaration and the Rules and Regulations),

(iv)         materially and substantially modify, alter, remove or improve the Common Elements or Common Furnishings,

(v)          maintain or permit to be maintained the Units owned by it for lease or as a rental project, except (i) as set forth in the Club Membership Plan or (ii) for pre-existing rental agreements that are in place at the time of the acquisition of a particular property, provided that such rental agreements are short-term in nature and do not restrict Members’ use of the Properties by more than 10% per annum,

Consolidated Amended and Restated Loan and Security Agreement

(vi)         permit the Units to be used other than for nonpermanent residential purposes, or

(vii)        consent to any amendment, modification, alteration or other change to the Club Membership Plan, Rules and Regulations, or the Club which may reasonably be expected to have a Material Adverse Effect.

(b)           Use by Public.  Borrowers shall not cause, permit or suffer the Properties to be used by the public without restriction (except as required by Applicable Law or any Association or Declaration) or in any manner that might tend to impair any Borrower’s right, title and interest in and to the Properties or in any manner that might make possible any claim of adverse usage or adverse possession by the public or any claim of implied dedication of all or any part of the Properties.  For the avoidance of doubt, use by any Member or prospective Member shall not be considered use by the public.

(c)           Voting Rights.  Each Borrower hereby appoints and constitutes Agent as its attorney-in-fact (with full power of substitution) to exercise all of its voting rights pertaining to each Unit owned by a Borrower or in which a Borrower has an interest giving rise to the right to vote (whether pursuant to a Declaration or otherwise).  This power of attorney is coupled with an interest and shall be irrevocable for so long as any Obligations are owing by Borrowers to Agent and Lenders.  This power of attorney may be used from time to time in the sole discretion of Agent but only if there shall exist an Event of Default, or a material casualty, condemnation or taking shall have occurred with respect to the applicable Property or any part thereof (and then only with respect to such Property).  Each Borrower agrees to execute, from time to time, such other documents as Agent may reasonably request (including, without limitation, a proxy in form and substance approved by Agent; which proxy shall, at the request of Agent, be periodically renewed) and file the same with the Secretary of each Owner’s Association in accordance with such Owner’s Association’s By-Laws and with the appropriate office under the applicable Declaration.

If any voting rights pertaining to any Unit owned by a Borrower or in which a Borrower has an interest giving rise to the right to vote (whether as Unit owner, as a holder of a mortgage or “security interest” under any Mortgage or otherwise) shall be exercisable pursuant to the attendance by such Borrower at a meeting of the members of the applicable Owner’s Association in accordance with the terms of the By-Laws of such Owner’s Association, each Borrower agrees to exercise its right to vote in respect of such attendance in accordance with the rights of Agent under the first paragraph of this Section 3.9(c) as if the proxy referred to therein were directly applicable to such meeting (any provision in said By-Laws to the contrary notwithstanding) and to promptly give Agent written notice of its intention to attend any such meeting if Agent shall then be entitled to exercise the voting rights in respect thereof.

Except with the prior written consent of Agent, no Borrower shall propose or vote for or consent to any modification of, or amendment to or to any Declaration or any Owner’s Association’s Articles of Incorporation or By-Laws which could have (in the reasonable sole opinion of Agent) a Material Adverse Effect.

Consolidated Amended and Restated Loan and Security Agreement

3.10        Other Property Covenants.

(a)           Access.  Borrowers shall use commercially reasonable efforts to cause all private roadways, parking lots and rights of way within a Resort or other private areas in a Resort to be Common Elements in respect of such applicable Unit.

(b)           Utilities.  Borrowers shall cause electric, gas, sewer, and water service and other necessary utilities to be available to the Units in sufficient capacity to service the same and shall pay, or cause to be paid, all tap fees or other connection charges in respect thereof).

(c)           Use of Amenities.  Borrowers shall use commercially reasonable efforts to provide each Member with access to, and the use of, all of the amenities and public utilities relating to the Properties (consistent with the contractual provisions and rules and regulations existing with respect to such amenities and public utilities), including those amenities that the Club has rights to at the Resort Facilities and rights of way.

(d)           Local Legal Compliance.  Borrowers shall comply, and shall cause each Property and Units to comply in all material respects, with all applicable restrictive covenants, zoning, design and land use ordinances and building codes, all applicable health and environmental laws and regulations and all other Applicable Laws, rules and regulations and all approvals, consents and licenses (including, without limitation, the applicable Declaration).  Borrowers shall cause the Membership Interests and the sales thereof to comply in all material respects with all Applicable Laws, rules and regulations, and all approvals, consents and licenses.

(e)           Registration Compliance.  Borrowers shall diligently pursue obtaining, and, after obtaining, shall maintain, or cause to be maintained, in all material respects, all consents, franchises, approvals, and exemption certificates in connection with, and Borrowers will make, or cause to be made, all registrations or declarations with any government or any agency or department thereof required in connection with, the Club, the Membership Interests, the occupancy, use and operation of the Properties and the marketing and sale of the Membership Interests.

(f)           Records.  Borrowers shall maintain accurate and complete files relating to the Properties and all other Collateral to the reasonable satisfaction of Agent, and such files will contain copies of each Acquisition Contract, the related title policy, any environmental reports, any surveys and all correspondence in respect thereof, as the case may be.

(g)           Club Membership Plan and Rules and Regulations.  Instruments in substantially the form of the applicable Club Membership Plan and Rules and Regulations shall be used by Borrowers for all admissions and sales of Membership Interests for each Club.  Borrowers shall not modify, amend, restate or otherwise alter any of the material terms of any Club Membership Plan or Rules and Regulations without Agent’s prior written consent (which consent may be granted or withheld in Agent’s Permitted Discretion), except as may be required by any regulatory agency or Applicable Law.  Notwithstanding Agent’s review and determination of acceptability, if any, of the Club Membership Plans or Rules and Regulations, Borrowers shall remain solely liable for all aspects of the Club Membership Plans or Rules and Regulations and their use; any determination of acceptability, if any, by Agent relating to the Club Membership Plans or Rules and Regulations shall only be for Agent’s and Lender’s benefit and no other Person shall be entitled to rely thereon in any manner.

Consolidated Amended and Restated Loan and Security Agreement

(h)           Property-Related Contracts.  Except as required by Applicable Law or by any applicable Declaration, Borrowers shall not materially modify or amend, or permit to be materially modified or amended, any material Property-Related Contract without the prior written consent of Agent, which consent may be granted or withheld in Agent’s Permitted Discretion.  Borrowers shall perform in all material respects all of their obligations in a timely fashion under each Property-Related Contract.

(i)           Notices.  Borrowers shall promptly deliver to Agent copies of each material written notice or request, financial statement, budget, report, or other information received by any Borrower under or with respect to any Declaration or from any Owner’s Association.

(j)           Units.  Except as Agent may have otherwise agreed to in writing, Borrowers shall subject each of the Units to the applicable Club, as contemplated under the applicable Club Membership Plan.

3.11       Protection of Collateral; Assessments; Reimbursement.  All Insurance Premiums and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all Impositions on any of the Collateral or in respect of the sale or other disposal thereof shall be borne and paid by Borrowers.  Each applicable Borrower shall promptly pay or cause to be paid, as the same become due and payable, its share of all Insurance Premiums, expenses, Impositions and/or assessments as required by the applicable Declaration and/or applicable Owner’s Association.  If Borrowers shall fail to pay, or cause to be paid, any such Insurance Premiums, expenses, Impositions and/or assessments, Agent may at Borrowers’ expense, pay the same.

If, by reason of any suit or proceeding of any kind, nature or description against any Borrower, or by any Borrower or any other party against any other Person, or by reason of any other facts or circumstances, which in Agent’s Permitted Discretion makes it advisable for Agent to seek counsel for the protection and preservation of the Collateral, or to defend its own interest, such expenses and reasonable counsel fees shall be allowed to Agent and borne and paid by Borrowers.

3.12       Interest on Agent Paid Expenses.  All sums paid or incurred by Agent under this Section 3, and any and all other sums for which Borrowers may become liable hereunder, and all out-of-pocket costs and expenses (including payments to other Lien holders and reasonable attorneys’ fees, legal expenses and court costs) which Agent may incur in enforcing or protecting its Lien on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Security Document or in respect of any of the transactions contemplated herein or therein (a) shall be considered as Protective Advances and additional indebtedness owing by Borrowers to Agent hereunder and, as such, shall be secured by all of the Collateral, and (b) shall accrue interest at the Default Rate from the date paid by Agent until paid in full by Borrowers, provided that any sums paid or incurred by Agent under this Section 3 when no Event of Default shall then exist in respect of the payment of such sums and no other Event of Default shall exist hereunder shall accrue interest at the Interest Rate and not the Default Rate and provided further that such sums paid or incurred by Agent shall accrue interest at the Default Rate when the Default Rate shall otherwise be applicable hereunder.

Consolidated Amended and Restated Loan and Security Agreement

3.13       Agent and Lender Responsibility.  Neither Agent nor any Lender shall be (a) obligated or responsible for the payment of any of the amounts or sums referred to in this Section 3 or (b) liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto.

3.14      Full Release of Collateral and Mortgages.  In addition to any releases pursuant to Section 2.3 above, upon the full and indefeasible payment of all Obligations (other than unliquidated Obligations which shall survive the payment in full of the Loan and termination of this Agreement), Agent shall release its security interests and Liens in and to the Collateral, shall execute in favor of Borrowers any UCC release or termination statement (or other documents reasonably requested by Borrowers) in respect thereof, shall release each Mortgage and any other recorded Security Document and shall reassign and deliver to Borrowers all other Collateral then in the physical possession of Agent or its agent (without recourse and without representations or warranties of any kind).  Borrowers shall bear all out-of-pocket expenses (including, without limitation, reasonable legal fees and disbursements of Agent) in connection with such release, reassignment and delivery.  All such release and/or termination documentation shall be satisfactory to Agent and its counsel.

Consolidated Amended and Restated Loan and Security Agreement

3.15       Substitution of Collateral and Mortgages.  In addition to the releases pursuant to Sections 2.3 and 3.14 above, Borrowers may notify Agent that they have determined, in their sole discretion, that, Borrowers wish to substitute (a “Property Substitution”) an Additional Property for a Unit or Property currently securing the Loan (the “Substituted Property”).  Borrowers shall identify the Additional Property for such Property Substitution, which Additional Property shall be subject to approval by Agent in its sole discretion, and which shall have an Appraised Value equal to or greater than that of the Substituted Property.  Upon Agent’s sole discretion to approve such Property Substitution and upon Borrowers’ satisfaction (or Agent’s waiver) of all of the conditions precedent required by Agent to be satisfied with respect to such Additional Property (including, without limitation, delivery of an equity pledge, organizational documents for any New Borrower, a Mortgage, a local counsel legal opinion, title insurance, an appraisal, and other documents acceptable to Agent in its sole discretion), Agent shall release its security interests and Liens in and to the Substituted Property, shall execute in favor of Borrowers any UCC release or termination statement in respect thereof, shall release the Mortgage and any other recorded Security Document and shall reassign and deliver to Borrowers all other Collateral then in the physical possession of Agent or its agent (without recourse and without representations or warranties of any kind) directly related to such Substituted Property.  Borrowers shall bear all out-of-pocket expenses (including, without limitation, legal fees and disbursements of Agent or any Lender) in connection with such release, reassignment and delivery.  Notwithstanding anything to the contrary contained herein, Borrowers shall not be permitted to consummate Property Substitutions which exceed an Appraised Value in the aggregate of $30,000,000.

4.	REPRESENTATIONS AND WARRANTIES AND COVENANTS.

As an inducement to Lenders to make the Loan, Borrowers, jointly and severally, warrant and represent, as of the date hereof, and covenant to Agent and Lenders as follows:

4.1         Subsidiaries and Capital Structure.  Except as set forth in Schedule 8 to this Agreement, neither Borrowers nor Guarantors (other than Individual Guarantors) own Voting Equities in any Person.  Schedule 8 states the name of each Borrower, and each of the managers, members and subsidiaries of Borrowers.

4.2         Borrowers.  Each Borrower

(a)           is a limited liability company or corporation duly organized and validly existing under the laws of the State or other jurisdiction in which it was organized;

(b)           has all requisite limited liability company or corporate power and authority and licenses and permits necessary to own, construct and operate and to carry on its business as now conducted and contemplated to be conducted in the future; and

(c)           has duly qualified and is authorized to do business as a foreign company in each jurisdiction where the character of its Properties or the nature of its activities makes such qualification necessary or desirable.

Consolidated Amended and Restated Loan and Security Agreement

4.3         Business and Property.  Schedule 9 to this Agreement correctly describes the general nature of the businesses and currently owned Property of each Borrower.

4.4         Financial Statements.  Ultimate Borrowers’ and PE Borrowers’ financial statements dated as of December 31, 2008, and delivered to Agent and Lenders are true, correct and accurate.  Borrowers intend to engage in no other business other than the ownership and operation of the Properties and additional properties acquired from time to time in accordance with the terms of this Agreement, operation and administration of the Clubs, sales and admissions of Members of the Clubs, and businesses reasonably related thereto.  The financial information for each Borrower which has been furnished to Agent and Lenders in connection with this Agreement fairly and accurately presents the financial condition as at the date of such financial statements and since the date of such financial information, there has been no material adverse change in the financial condition, operations or properties of any Borrower.

4.5         Full Disclosure.  Neither this Agreement nor any written statement made by any Borrower or any Affiliate in connection with this transaction contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading.  There is no fact which Borrowers or any Affiliate has not disclosed to Agent and Lenders in writing which has, or, so far as each Borrower can now reasonably foresee, will have, a Material Adverse Effect.

4.6         Pending Litigation.  Except as set forth in Schedule 10 to this Agreement, there are no proceedings pending, or to the best knowledge of the Borrowers, threatened, against or affecting any Borrower, any Guarantor or Subsidiary, or the Property in any court or before any governmental authority or arbitration board or tribunal (a) which involve any Property, any Borrower or could otherwise reasonably be expected to have a Material Adverse Effect, or (b) in respect of which more than $50,000 is sought in damages.  No Borrower, nor any Affiliate nor any owned Property is in default with respect to any order of any court, governmental authority, quasi-governmental authority or arbitration board or tribunal.

4.7         Title to Properties.  Except for the Permitted Exceptions, each Borrower has (a) good and marketable title in fee simple (or its equivalent under Applicable Law) or good and marketable leasehold interest, as applicable, to all the real Property which it purports to own or lease free from Liens, and (b) good title to, and is the sole owner of, all personal property which it purports to own (including, without limitation, the personal property constituting the Collateral), which personal property is free from all Liens other than Permitted Exceptions.

4.8         Trademarks, Licenses and Permits.  Each Borrower owns, possesses or otherwise has the legal right to use all of the trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto necessary for the conduct of its business as now conducted and as proposed to be conducted, without any known conflict with the rights of others.

4.9         Transaction Is Legal and Authorized.  The execution and delivery of this Agreement, the Notes and the other Loan Documents by Borrowers, and the grant by Borrowers of the Liens to Agent and Bahamas Collateral Agent, for the benefit of themselves and Lenders, with respect to the Collateral, and compliance by Borrowers with all of the provisions of this Agreement, the Notes and the other Loan Documents, are:

Consolidated Amended and Restated Loan and Security Agreement

(a)           within the limited liability company or corporate powers of each Borrower; and

(b)           valid and legal acts and will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens and Permitted Exceptions contemplated under this Agreement or any other Security Document) upon any Property of each Borrower under the provisions of, any agreement, articles of organization, any organizational documents or operating agreements of any Borrower or other instrument to which any Borrower is a party or by which its Property may be bound.

4.10       No Defaults.  No Default or Event of Default exists, and there is no violation of any term of any agreement, charter instrument, bylaw or other instrument to which any Borrower is a party or by which it may be bound, except for such violations which could not singly or in the aggregate reasonably be expected to have Material Adverse Effect.

4.11       Governmental Consent.  Neither the nature of Borrowers nor their business or Properties, nor the Clubs nor the Club Membership Plans nor admission of Members to the Clubs, nor any relationship between Borrowers and any other Person, or any circumstance in connection with the execution or delivery of this Agreement, the Notes or the other Loan Documents, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of any Borrower, as a condition of the execution, delivery or performance of this Agreement, any Notes or any other Loan Document other than such consents received prior to the Closing Date.

4.12       Taxes.  No Borrower is in default with respect to the payment of any material amount of taxes levied or assessed against it or any of its assets and has not failed to file any tax return required to be filed by it subject to Borrowers’ right of contest in accordance with Section 3.7.

4.13       Use of Proceeds.  The proceeds of the Initial Revolving Advance hereunder will solely be used (a) first to pay for any Loan Costs and then to finance costs and expenses of the transactions contemplated hereby and the Related Transactions and to pay any accrued and unpaid interest owing under the Ultimate Loan Agreement, and (b) for payment of any integration costs and expenses incurred by Borrowers or any Company Affiliate of Borrowers as a result of the Related Transactions; provided, however, any use of proceeds of the Initial Revolving Advance hereunder for the payment of any integration costs and expenses incurred by Borrowers or any Company Affiliate of Borrowers as a result of the Related Transactions shall be for a purpose set forth on Schedule 4.13 attached hereto or shall have been approved by Agent in its Permitted Discretion.

Consolidated Amended and Restated Loan and Security Agreement

The proceeds of Subsequent Revolving Advances will be used

(i)           first, to pay any Loan Costs then due at the time of the making of such Subsequent Revolving Advances, and

(ii)          second, to pay for or otherwise provide for the payment of a portion of an Acquisition Purchase Price with respect to any Additional Property.

None of the transactions contemplated in this Agreement will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.  No Borrower intends to carry or purchase any “margin security” within the meaning of said Regulation U.  None of the proceeds will be used to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any “margin security” within the meaning of said Regulation.

4.14       Compliance with Law.  None of the Borrowers, the Clubs, nor the Club Membership Plans are in violation in any material respect of any Applicable Laws or other laws, ordinances, governmental rules or regulations to which it is subject.

4.15       Restrictions of Borrowers.  None of the Borrowers, nor any of the Clubs or Club Entities is a party to any contract or agreement which restricts its right or ability to incur Indebtedness, or prohibits the execution of, or compliance with, this Agreement or any of the other Loan Documents by any Borrower, other than the documents relative to the JDI Junior Loan, as in effect as of the Closing Date.  No Borrower has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than the Liens provided for herein or in the other Security Documents and Permitted Exceptions.

4.16       Brokers’ Fees.  Except as set forth on Schedule 11 hereto and except for brokers or finders of individual properties purchased or to be purchased by the Borrowers, there are no brokers or finders which are entitled to receive compensation for their services rendered to any Borrower with respect to the transactions described in this Agreement and with which any Borrower has had dealings.

4.17       Deferred Compensation Plans.  Except as set forth on Schedule 5 hereto no Borrower has a pension, profit sharing or other compensatory or similar plan providing for a program of deferred compensation for any employee or officer which is subject to any requirement of the Employee Retirement Income Security Act of 1974, as amended.

4.18       Labor Relations.  No Borrower is a party to any collective bargaining agreement, there are no material grievances, disputes or controversies with any union or any other organization of any Borrower’s employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

Consolidated Amended and Restated Loan and Security Agreement

4.19       Validity of Liens Granted to Agent.  Except with respect to the Permitted Exceptions (assuming all appropriate steps are taken hereafter to perfect a security interest), all Liens granted to Agent, for the benefit of itself and Lenders, in respect of the Collateral are, and shall continue to be, prior in right and superior to all other Liens granted to, or held by, any other Person.

4.20       Solvency.  No Borrower is entering into this Agreement and the transactions contemplated hereby, and no Borrower intends to incur any obligations hereunder or otherwise make any transfers in connection herewith, with the actual intent to hinder, delay or defraud either present or future creditors.  After giving effect to the consummation of the transactions contemplated by this Agreement, (a) the assets of each Borrower at a fair valuation thereof on a going concern basis will not be less than its debts, (b) Borrowers are not currently engaged in or about to engage in a business or transaction for which their remaining assets are unreasonably small in relation to such business or transaction, and (c) Borrowers will be able to pay their respective debts as they become due.  “Debt” for purposes of this Section 4.20 means any liability on a claim, and “claim” means (i) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

4.21       Club Regime.  Borrowers have furnished or have caused to be furnished to Agent true and correct copies of all formation and enabling documents for the Clubs, the Club Membership Plans and the Rules and Regulations (collectively, the “Membership Documents”) and all filings and/or recordations in order to establish the Club Membership Plans have been or will be done and all Applicable Laws and statutes in connection therewith have been or will be complied with in all material respects.

4.22       Sale of Membership Interests.  The sale and offering of sale of Membership Interests or the admission of new Members to the Clubs (a) do not and will not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or any applicable State blue-sky securities laws, or any applicable foreign laws, rules or statutes, (b) do not violate and will not violate any applicable federal, state, local or applicable foreign consumer credit or sale rescission statute, including, without limitation, any such statute of any State in which a Member may reside, and (c) do not violate and will not violate any other Applicable Law (including, without limitation, any timeshare or subdivision law applicable to any Property and in effect in any applicable state or in any other state in which a Member may reside or in which the sale of any such Membership Interest may be closed or Member admitted to the Clubs).

Without limiting the generality of the immediately preceding paragraph, Borrowers have, to the extent required by their activities and businesses (including operation of the Clubs), fully complied with and will continue to fully comply with (1) (A) all Applicable Laws, (B) the Federal Trade Commission Act, as amended, (C) the Interstate Land Sales Full Disclosure Act, as amended, (D) all other applicable federal or applicable foreign statutes and laws pertaining to the Property and (E) the rules and regulations promulgated under such applicable Acts, statutes and laws and (2) all of the applicable provisions of any law of any State or applicable foreign jurisdiction (and the rules and regulations promulgated thereunder) or municipality or other governmental or quasi-governmental authority relating to the operation of the Properties, except where any failure of the foregoing would not have a Material Adverse Effect.  The sale and offering of sale of Membership Interests are not affected and will not be affected by any home solicitations.

Consolidated Amended and Restated Loan and Security Agreement

4.23       Indebtedness.  Except for Permitted Debt and trade payables incurred in the ordinary course of the operation and maintenance of the Properties, or other Indebtedness permitted by this Agreement, Borrowers have no Indebtedness.

4.24       Property-Related Contracts.  Schedule 7 attached hereto is a true, correct and accurate list of all material Property-Related Contracts.  For purposes of this Section 4.24, “material” shall mean any Property-Related Contract pursuant to which the obligor thereunder is required to pay or receive more than $50,000 in the aggregate in any one calendar year, or in which Lender determines has a “value” pursuant to a valuation method acceptable to Lender in excess of $50,000 in the aggregate in any calendar year.

4.25       Single Asset Real Estate.  Each Borrower represents that each Property will be used only as a vacation home held for lease, and will not be used as a permanent residence. Each Borrower represents that each Property generates substantially all of the gross income of the Borrower that owns such Property, and Borrowers conduct no substantial business other than the business of owning and operating its Property and activities incidental thereto.  No Borrower shall conduct any business activity that would disqualify such Borrower’s Property from having a “single asset real estate” status as defined by Section 101 (51)(B) of the Bankruptcy Code (a “SARE”), and it is the express intent of the Borrowers that each Property be classified as a SARE.

5.	CONDITIONS PRECEDENT TO INITIAL ADVANCE

The willingness of Lenders to make the Initial Revolving Advance shall be subject to the following conditions precedent:

5.1         Opinions of Counsel.  Agent shall have received (a) from Greenberg Traurig, LLP, counsel for Borrowers, a closing opinion, and (b) from local counsel licensed in the foreign jurisdiction where the Properties outside the fifty (50) United States listed in Schedule 15 hereto are located, an enforceability opinion related to each amendment to a Mortgage, each in form and content satisfactory to Agent and its counsel dated the date hereof.

5.2         Warranties and Representations True as of Closing Date.  The warranties and representations contained in this Agreement shall be true in all material respects on the date hereof.

5.3         Compliance with this Agreement.  Borrowers shall have performed and complied with all covenants, agreements and conditions contained herein which are required to be performed or complied with by them before or on the date hereof and no Default or Event of Default shall exist hereunder on such date.  Borrowers shall have delivered to Agent executed copies of this Agreement, all Security Documents and other Loan Documents (except for any Notes) to which each is a party, each in form and substance acceptable to Agent.

Consolidated Amended and Restated Loan and Security Agreement

5.4          Borrowers’ Certificates; Good-Standing Certificates.

(a)           Agent shall have received a certificate, dated as of the date hereof and signed by the Managing Member of Holdings or such other Person, as applicable, on behalf of each Borrower, certifying that the conditions specified in Section 5.2 and Section 5.3 of this Agreement have been fulfilled.

(b)           Borrowers shall have delivered to Agent (i) a certified copy of the certificate of formation (and all amendments thereto) and an operating agreement for each Borrower (including evidence that each such Borrower has amended such operating agreement to (A) become a special purpose entity with an independent manager in a manner satisfactory to Agent in its sole discretion, (B) be managed by  a board of three managers rather than by its sole member and (C) name Agent as a third party beneficiary) (the “Operating Agreement”), or equivalent organizational documents certified by a manager or officer of each Borrower to be true and correct and (ii) evidence that each Borrower has executed an independent manager agreement with an independent manager satisfactory to Agent in its sole discretion.

(c)           Borrowers shall have delivered to Agent, in form satisfactory to Agent, recent good standing certificates from the applicable Secretary of State of the state of formation for each Borrower (or equivalent for any Borrower organized under a foreign jurisdiction, if available) certifying each Borrower’s due existence and qualification to do business in each applicable State or foreign jurisdiction, together with a certified copy of its certificate of organization (or equivalent) duly recorded with the applicable Secretary of State (or equivalent) (and all amendments thereto).

(d)           Borrowers shall have delivered to Agent a certificate of the manager of each Borrower, dated as of the date hereof, certifying (i) the due authorization of Borrowers to enter into this Agreement and the other Security Documents to which it is a party and the transactions and instruments contemplated thereby, and (ii) the authorization, incumbency and specimen signature of the authorized manager of each Borrower to execute and deliver this Agreement and the other Loan Documents to which it is a party.

5.5         Uniform Commercial Code Financing Statements.  All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect Agent’s security interests in and to the Collateral shall have been filed and confirmation thereof received.  Uniform Commercial Code, judgment and tax lien searches shall have been performed in respect of each Borrower and the results thereof shall be satisfactory to Agent.

5.6         Assignment of Property-Related Contracts.  Borrowers shall have delivered to Agent certified copies of all material (as defined in Section 4.24) Property-Related Contracts relative to owned Properties and executed and delivered in favor of Agent the Assignment of Property-Related Contracts.  All such Property-Related Contracts shall be reasonably satisfactory to Agent in form and substance.  Each Person (other than Borrowers) which is a party to any such Property-Related Contract set forth on Schedule 7 hereto shall have been notified, to the extent not already notified in connection with the Ultimate Loan Agreement or the Private Escapes Loan Agreement of the assignment thereof, as and to the extent required by the terms of such Property-Related Contracts.

Consolidated Amended and Restated Loan and Security Agreement

5.7         Hazardous Substance Indemnity Agreement.  Each Borrower and Guarantor  (other than Individual Guarantors) shall have executed and delivered to Lender the Indemnity Agreement.

5.8         Assignment of Membership Interest.  Ultimate Holdings, Private Escapes and Holdings and/or its Subsidiaries, as applicable, shall have executed and delivered to Agent each Assignment of Ownership Interest or a ratification thereof for any existing assignments, pledging its ownership interest in each Borrower (other than Holdings) to Agent.

5.9         Expenses.  Borrowers shall have paid all fees and expenses required to be paid by it pursuant to Section 10.2 of this Agreement.

5.10       Mortgage Amendments.  With respect to the Mortgages described in Schedule 20 attached hereto, Borrowers shall deliver to Agent amendments to such Mortgages in substantially the form attached hereto as Exhibit F, with any changes from such form satisfactory in form and substance satisfactory to Agent in its Permitted Discretion.  Promptly after the date hereof, Borrowers shall cause such amendments to be recorded in the appropriate jurisdictions at Borrowers’ sole cost and expense and cause to be issued an endorsement in a form and substance satisfactory to Agent with respect to each mortgagee’s title insurance policy (issued to Agent and in full force and effect) with respect to each Mortgage being amended, reflecting the effect of the amendment and ensuring that the title company issuing such mortgagee’s title insurance policy will not assert a defense against coverage thereunder on account of the amendment and covering any other matters deemed necessary by Agent in its Permitted Discretion, all at Borrowers’ sole cost and expense.

5.11       Casualty Insurance.  Borrowers shall have delivered to Agent certificates of insurance evidencing the insurance policies and endorsements required to be delivered pursuant to Section 3.5 hereof.  All premiums in respect of such insurance policies shall have been paid in full and evidence thereof shall have been delivered to Agent.

5.12       Taxes.  Borrowers shall have delivered to Agent copies of the most recent tax receipts for all owned Property (or certificates in respect thereof) evidencing no delinquency in the payment thereof.

5.13       Inspection.  Borrowers shall have permitted Agent to make an inspection/audit of its books, accounts and records and such other papers as it may desire and of its premises and the Property, as Agent may in its sole discretion determine.  Such inspection/audit shall be satisfactory to Agent (in its sole determination).

Consolidated Amended and Restated Loan and Security Agreement

5.14       Delivery of:

(a)           Licenses; Permits, Zoning.  Borrowers shall have delivered to Agent copies of all licenses, approvals, consents and permits required for Borrowers to comply with all Applicable Laws in the operation of the Clubs and the use of the owned Property.

(b)           Business Plan.  Borrowers shall have delivered a detailed financial business plan acceptable to Agent in its sole discretion.

(c)           Financial Statements of Borrowers.  Borrowers shall have delivered financial statements of Borrowers on a consolidated basis.  Additionally, Borrowers shall have delivered to Agent, on a consolidated basis, a projected balance sheet, income statement, statements of cash flow projections and other financial projection reports and statements requested by Agent for the calendar years 2009, 2010 and 2011.

(d)           Leases.  Borrowers shall have delivered copies of all leases encumbering, or otherwise affecting or encumbering the Property (including without limitation the Intercompany Leases) in form and substance acceptable to Agent.  All Intercompany Leases must be in the form of Exhibit B attached hereto.

(e)           Intentionally Omitted.

(f)           Valuations.  Borrowers shall have delivered to Agent an MAI appraisal from a third-party appraiser acceptable to Agent for each owned Property in form and substance, and in a minimum amount, acceptable to Agent.

(g)          Club Membership Plans.  Borrowers shall have delivered to Agent copies of the Club Membership Plans, which state, except with respect to the Member Assurance Program, that Members shall have no ownership rights or interests with respect to any Borrower, its Affiliates or Property.

5.15       Proceedings Satisfactory.  All actions taken in connection with the execution of this Agreement, the Notes, any other Security Document and all documents and papers relating thereto shall be satisfactory to Agent and its counsel.

5.16       Guaranties and Guarantor Security Agreement.

(a)           Individual Guarantors shall have entered into an Amended and Restated Indemnity Guaranty in form and substance acceptable to Agent,

(b)           Agent shall have received a fully executed Guaranty from each of the entities listed on Part V of Annex A attached hereto.

(c)           Agent shall have received the fully executed Guarantor Security Agreement, in form and substance acceptable to Agent, and shall have a perfected, first priority Lien on all assets of each Guarantor listed on Part V of Annex A attached hereto.

Consolidated Amended and Restated Loan and Security Agreement

5.17       JDI Approval.  Agent shall have received written evidence satisfactory to Agent that JDI has either (i) approved the transactions contemplated herein and the Related Transactions or (ii) waived its rights under Ultimate Holdings’ organizational documents to approve the transactions contemplated herein and the Related Transactions.

5.18       Intentionally Omitted.

5.19       Bahamian Borrowers.  Agent shall have received evidence, satisfactory to Agent, that each Bahamian Borrower has filed its application for all “Certificates of Registration” with the Bahamian Government Industrial Board in relation to the deed conveyances of the Property owned by the Bahamian Borrowers.

5.20       Member Assurance Program.  Agent shall have received evidence, satisfactory to Agent, that Borrowers and Guarantors have assumed all contingent liabilities related to the PE Resigned Members (as defined in the Contribution Agreement) in form and substance satisfactory to Agent.

5.21       Contribution Agreement.  Agent shall have received evidence in form and substance satisfactory to Agent in its sole discretion that the Closing (as defined in the Contribution Agreement) has occurred.

5.22        Intercompany Lease.  Agent shall have received evidence in form and substance satisfactory to Agent that the Intercompany Lease shall have been amended and restated in the form of Exhibit B attached hereto.

6.	SUBSEQUENT ADVANCES CLOSING CONDITIONS

After the making of the Initial Revolving Advance, the willingness of Lenders to make additional Revolving Advances (individually a “Subsequent Revolving Advance”) on a Business Day of any month (herein referred to as a “Subsequent Revolving Advance Date”) or permit a Property Substitution shall be subject to the satisfaction of all of the following conditions precedent:

6.1         Special Submissions.

(a)           Amendments to Club Membership Plans and Rules and Regulations.  Borrowers shall have submitted to Agent any material amendments and/or modifications to the Club Membership Plans and Rules and Regulations, which amendments and modifications shall be acceptable to Agent in its Permitted Discretion and not in any manner materially adverse to Agent.

(b)           Acquisition Agreement.  Agent shall have approved the Additional Property.

(c)           Joinder.  If applicable, each New Borrower shall have executed and delivered to Agent an Assumption and Joinder Agreement in the form and substance attached hereto as Exhibit A, and if requested by Agent, a Note payable to the order of Agent.

Consolidated Amended and Restated Loan and Security Agreement

(d)           Title Commitment.  Agent shall have received not less than five (5) Business Days prior to the making of a Subsequent Revolving Advance or consummation of the Property Substitution, as the case may be, unless otherwise agreed to by Agent, a commitment for a mortgagee’s title insurance policy (to be issued to Agent and in full force and effect) in respect of each Mortgage covering Additional Property, together with such endorsements thereto as Agent may require, which shall (a) have been issued by the Title Company or another title insurance company which is satisfactory to Agent, (b) be in form and substance satisfactory to Agent and its special counsel, and all encumbrances of record with respect thereto shall be satisfactory to Agent and its special counsel in their sole discretion (c) be in such amount as Agent may require in its sole discretion, (d) insure that the Mortgage to be filed creates a valid first Lien in and to the applicable Additional Property free and clear of all defects, encumbrances and other Liens other than Permitted Exceptions and (e) contain such further endorsements and affirmative coverage as Agent may reasonably request.  All premiums in respect of such title insurance policy shall have been paid in full and evidence thereof shall have been delivered to Agent.

(e)           Survey.  If requested by Agent, New Borrower or an existing Borrower shall have delivered to Agent a survey of the Additional Property showing its perimeter; such survey shall be sufficient to delete the standard survey exception in the Title Insurance Policy for such Additional Property.

(f)           Taxes.  New Borrower or an existing Borrower shall have delivered to Agent copies of the most recent tax receipts for all Additional Property (or certificates in respect thereof) evidencing no delinquency in the payment thereof.

(g)           Environmental Site Assessment Report.  Unless otherwise waived by Agent, New Borrower or an existing Borrower (at its own expense) shall have delivered to Agent an environmental survey with respect to the Additional Property in form and substance acceptable to Agent in its sole discretion to the extent available.  Notwithstanding the foregoing, if requested by Agent, New Borrower or an existing Borrower (at its own expense) shall have delivered to Agent a “Phase I” or other environmental survey of the Property in form and substance acceptable to Agent in its sole discretion.  Any environmental survey undertaken by any Borrower and delivered to Agent shall provide that Agent may rely thereon in connection with its making advances hereunder.

(h)           Inspection.  New Borrower shall have permitted Agent to make an inspection/audit of the Additional Property as determined by Agent in its sole discretion in form and substance satisfactory to Agent (in its sole determination).

(i)           Opinion of Counsel.  Agent shall have received from Greenberg Traurig LLP, or other legal counsel, selected by Borrowers and reasonably acceptable to Agent, a legal opinion related to the formation and organization of New Borrower, and from local counsel licensed in the State or foreign jurisdiction where the Additional Property is located, a legal opinion in form and content satisfactory to Agent and its counsel dated the date of the Subsequent Revolving Advance.

Consolidated Amended and Restated Loan and Security Agreement

(j)           Representations and Warranties.  Each of the representations and warranties made by Borrowers in or pursuant to this Agreement and any other Loan Documents to which Borrowers are a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any related agreement shall be true and correct in all material respects on and as of such date as if made on and as of such date (except for representations and warranties which expressly relate to an earlier date).

(k)           Events of Default.  No Event of Default or Default shall have occurred and be continuing on such date, or would exist after giving effect to the Subsequent Revolving Advance or Property Substitution requested to be made, as applicable, on such date; provided, however, that Agent, in its sole discretion, may continue to make Subsequent Revolving Advances or allow Property Substitutions notwithstanding the existence of an Event of Default or Default and that any Subsequent Revolving Advances so made or Property Substitutions so allowed shall not be deemed a waiver of any such Event of Default or Default.

(l)           Borrowers’ Secretary’s Certificates; Good-Standing Certificates.  For any Borrower (including any New Borrower) receiving the proceeds of a Subsequent Revolving Advance:

(i)           Agent shall have received a certificate, dated as of the date of the Subsequent Revolving Advance and signed by the Managing Member or authorized officer of Holdings or such other Person, as applicable, on behalf of such Borrower, certifying that the conditions specified in Sections 6.1(j) and (k) of this Agreement have been fulfilled.

(ii)          Such Borrower shall have delivered to Agent a certified copy of its certificate of formation (and all amendments thereto) and an Operating Agreement (including the provisions of Section 7.28 hereof), or equivalent organizational documents certified by a manager or officer of such Borrower to be true and correct.

(iii)         Such Borrower shall have delivered to Agent, in form satisfactory to Agent, a recent good standing certificate from the applicable Secretary of State of the state of formation for such Borrower (or equivalent if such Borrower organized under a foreign jurisdiction, if available) certifying such Borrower’s due existence and qualification to do business in each applicable State or foreign jurisdiction, together with a certified copy of its certificate of organization (or equivalent) duly recorded with the applicable Secretary of State (or equivalent) (and all amendments thereto).

(iv)         Such Borrower shall have delivered to Agent a certificate of its manager, dated as of the date of the making of the Subsequent Revolving Advance, certifying (i) the due authorization of such Borrower to enter into an Assumption and Joinder Agreement and any other Security Documents to which it is a party and the transactions and instruments contemplated thereby, and (ii) the authorization, incumbency and specimen signature of the authorized manager of such Borrower to execute and deliver this Agreement and the other Loan Documents to which it is a party.

Consolidated Amended and Restated Loan and Security Agreement

(m)         Financing Statements.  All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect Agent’s security interests in and to the Additional Property constituting additional Collateral shall have been filed and confirmation thereof received.  Uniform Commercial Code, judgment and tax lien searches shall have been performed in respect of New Borrower and the results thereof shall be satisfactory to Agent.

(n)          Assignment of Property-Related Contracts. New Borrower shall have delivered to Agent a copy of the Acquisition Contract related to the Additional Property.  In addition and as applicable, New Borrower shall have delivered to Agent certified copies of all material Property-Related Contracts related to the Additional Property, and shall have executed and delivered in favor of Agent, for the benefit of itself and Lenders either (a) an Assignment of Property-Related Contracts, or (b) an Assignment of Acquisition Contract.  All such Property-Related Contracts and Acquisition Contracts, as applicable, shall be reasonably satisfactory to Agent in form and substance.  Each Person (other than New Borrower) which is a party to any such Property-Related Contract set forth on Schedule 7 hereto shall have either been notified of the assignment thereof, or shall have consented to such assignment, as determined by Agent.

(o)           Hazardous Substance Indemnity Agreement. New Borrower shall have executed and delivered to Agent an Indemnity Agreement.

(p)           Assignment of Membership Interest.  Holdings or any of its Subsidiaries, as applicable, shall have executed and delivered to Agent an amendment to the applicable Assignment of Ownership Interest, in the form attached thereto, related to the equity interests of such New Borrower.

(q)           Mortgage.  New Borrower or an existing Borrower, as applicable, shall have executed and delivered a Mortgage to Agent or Bahamian Collateral Agent, with respect to each Additional Property.  Each such Mortgage shall be recorded or delivered to the title company for recordation in the applicable public real property office, and all taxes, recording fees and other fees and charges required by Applicable Law to be paid in connection therewith shall have been duly paid in full in accordance with Agent’s instructions to the title company responsible for such filing.  Each such Mortgage shall have created a valid Lien in and to the applicable Additional Property in respect of the Obligations subject to no other Liens except for Permitted Exceptions; provided, however, in the States of New York and Florida and in the countries of Mexico, Nevis, The Commonwealth of the Bahamas, and any other jurisdiction approved by Agent in its sole discretion which requires payment of a filing tax or other fee based on the amount of the Obligations reflected in the Mortgage, the amount of the Obligations set forth in the Mortgage shall be equal to one hundred and fifty percent (150%) of the Appraised Value of such Additional Property..

(r)           Insurance.  New Borrower or an existing Borrower, as applicable, shall have delivered to Agent certificates of insurance evidencing the insurance policies and endorsements required to be delivered pursuant to Section 3.5 hereof.  All premiums in respect of such insurance policies shall have been paid in full and evidence thereof shall have been delivered to Agent.

Consolidated Amended and Restated Loan and Security Agreement

(s)           Licenses; Zoning.  Except as otherwise agreed to by Agent, New Borrower shall deliver to Agent a letter issued by the applicable municipality authority confirming the zoning classification of the Additional Property.

(t)           Leases.  New Borrower or an existing Borrower, as applicable, shall have delivered copies of all leases encumbering, or otherwise affecting or encumbering the Additional Property (including without limitation any Intercompany Leases) in form and substance acceptable to Agent. All Intercompany Leases relating to any Additional Property must, at a minimum, contain provisions allowing Agent to terminate any such Intercompany Lease during the continuation of an Event of Default..

(u)          Valuations.  New Borrower or an existing Borrower, as applicable, shall have delivered to Agent an MAI appraisal from a third-party appraiser acceptable to Agent for the Additional Property in form and substance, and in a minimum amount, acceptable to Agent.

(v)           Section 2.1 Conditions.  All of the conditions to lending set forth in Section 2.1 above shall have been satisfied.

6.2         Requests for Subsequent Revolving Advance.  A request for such Subsequent Revolving Advance

(a)           shall be in writing substantially in the form of Exhibit D attached to this Agreement,

(b)           shall have been delivered to the office of Agent at least three (3) Business Days in advance of the proposed Subsequent Revolving Advance Date, and

(c)           shall state that all conditions set forth in Section 2.1 and Section 6.1 hereof have been satisfied or otherwise waived by Agent in its sole discretion.

6.3         Defaults; Expenses; Miscellaneous.

(a)           No Default or Event of Default.  No Default or Event of Default shall exist immediately prior to the making of the Subsequent Revolving Advance or, after giving effect thereto, immediately after the making of such Subsequent Revolving Advance.

(b)           Insufficient Availability.  No Subsequent Revolving Advance shall be made if Agent shall have determined that the Subsequent Revolving Advance would be in violation of the Borrowing Base or other amounts and limitations set forth in Section 2.1 hereof.

(c)           Fees and Expenses.  Borrowers shall have paid all fees and expenses required to be paid by Section 10.2 and Section 2.1 of this Agreement in connection with such requested Subsequent Revolving Advance.

(d)           Prior Revolving Advances.  No more than five (5) other Revolving Advances shall have been made during the calendar month in which such Subsequent Revolving Advance Date falls.

Consolidated Amended and Restated Loan and Security Agreement

6.4          Disbursements.  Upon the occurrence and continuance of an Event of Default, Agent, for the account of Lenders, shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Subsequent Revolving Advance to the satisfaction of any of Borrowers’ Obligations hereunder, and any Subsequent Revolving Advance by Agent for the account of Lenders or by any Lender for such purpose shall be considered part of the Loan and shall be secured by the Security Documents.  Borrowers hereby authorize Agent to use, disburse and apply the Loan for payment of costs and expenses incident to the Loan and, following the occurrence of an Event of Default, the Property, and the payment or performance of any obligation of Borrowers hereunder.  Each Borrower hereby assigns, pledges and grants a security interest in the proceeds of the Loan to Agent for the benefit of itself and Lenders for such purposes.  Upon the occurrence of an Event of Default, (a) Agent, for the account of Lenders, may advance and incur such reasonable expenses as Agent, in its sole discretion, deems necessary to preserve the Property, and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Security Documents, and shall be payable to Agent for the benefit of itself and Lenders on demand, and (b) Agent, for the account of Lenders, may disburse any portion of any Subsequent Revolving Advance at any time, and from time to time, to Persons other than Borrowers for the purposes specified in this Section 6.4 irrespective of the provisions of Section 2.1 hereof, and the amount of Subsequent Revolving Advances to which Borrowers would thereafter otherwise be entitled shall be correspondingly reduced.  In addition to the foregoing, and whether or not an Event of Default has occurred hereunder, Agent, if requested to do so by Borrowers, or if Borrowers shall have failed to pay the same on or before the date due, shall have the right, but not the obligation, for the account of Lenders, to disburse and directly apply the proceeds of any Subsequent Revolving Advance to the payment of all reasonable fees and expenses of internal and external counsel to Agent or any Lender.

6.5         Proceedings Satisfactory.  All actions taken in connection with the Subsequent Revolving Advance shall be reasonably satisfactory to Agent and its counsel.  Agent and its counsel shall receive copies of such documents and papers as Agent or such counsel may reasonably request in connection with any such Subsequent Revolving Advance, all in form and substance satisfactory to Agent and its counsel.

6.6         Property Substitution.  After giving effect to any Property Substitution, Borrowers must be in compliance with the Borrowing Base.

7.	COVENANTS

Borrowers, jointly and severally, covenant that on and after the date hereof and so long as any Obligation (other than contingent indemnity obligations) of Borrowers to Agent and Lenders exists as follows:

7.1         Payment of Taxes and Claims.  Except as otherwise provided for in Section 3.7 and Section 3.8 hereof, each Borrower shall pay, or cause to be paid, before they become delinquent:

(a)           all taxes, assessments and governmental charges or levies imposed upon it or its Property, including, without limitation, the Collateral; and

Consolidated Amended and Restated Loan and Security Agreement

(b)           all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon its assets, including the owned Property and all Collateral.

7.2         Maintenance of Properties; Borrowers Existence; Indebtedness; Liens; Business.  Each Borrower and Guarantor shall:

(a)           Collateral—maintain its Property and all Collateral in good repair, working order and condition, ordinary wear and tear excepted, and make all necessary renewals, repairs, replacements, additions, betterments and improvements thereto;

(b)           Insurance—maintain, or cause to be maintained, insurance as required by Section 3.5 of this Agreement;

(c)           Financial Records—(i) keep true books of records and accounts (including, without limitation, the Books and Records) in which full and correct entries will be made of all its material business transactions in accordance with GAAP, and (ii) reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP;

(d)           Borrowers’ Existence and Rights—except (i) as permitted under Section 7.5, (ii) pursuant to the Related Transactions, and (iii) if a Borrower has sold or disposed of all of its Property and other assets in a manner permitted hereunder, do or cause to be done all things necessary or required to preserve and keep in full force and effect its company existence, rights, powers and franchises, including, without limitation, its authorization to do business in the State or foreign jurisdiction where its Property is located;

(e)           Compliance with Law—not be in violation in any material respect of (i) any laws, ordinances, governmental rules and regulations to which it is subject, and to that end, no Borrower shall fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business (including, without limitation, the administration of the Clubs and sale of Membership Interests or admission of new Members), which violation or failure to obtain might cause a Material Adverse Effect, including, without limitation, any zoning laws, land use, design controls, subdivision controls or Environmental Protection Laws applicable to its real property (including, without limitation, the Property), (ii) any statutes, rules and regulations, whether now or hereafter in force, in any jurisdiction in which Borrowers may make offers to sell or sales of Membership Interests or admission of new Members to the Clubs relating to the right to do business is such jurisdiction and (iii) any applicable federal, foreign, state or municipal statutes, rules and regulations relating to sales of Membership Interests or the admission of new Members to the Clubs and the manner of evidencing the same;

(f)           Deferred Compensation Plans—to the extent that it has one or more pension, profit sharing or other compensatory or similar plans providing for a program of deferred compensation for any employee or officer, be in compliance with all requirements of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated in connection therewith;

Consolidated Amended and Restated Loan and Security Agreement

(g)          Indebtedness—except for the Obligations and for guaranties by Holdings, Ultimate Holdings and Private Escapes permitted in Section 7.6 hereof, not incur any Debt, without Agent’s prior written consent, other than Permitted Debt;

(h)          Liens—(i) not allow any Liens or encumbrances whatsoever to attach to the Collateral other than the Liens and security interests of Agent and Bahamas Collateral Agent created by the Security Documents and the Permitted Exceptions, and (ii) cause the Liens and security interests of Agent and Bahamas Collateral Agent created by the Security Documents in and to the Collateral to continue to be valid, enforceable, first priority perfected Liens and security interests subject to no other Liens except as set forth in this Agreement or in any other Security Document or for Permitted Exceptions;

(i)           Business—shall have as its sole business activities ownership and operation of the Property and related assets, operation of the Clubs, the sale of Membership Interests and businesses reasonably incidental thereto;

(j)           Material Adverse Effect—not undertake any action that would or could reasonably be expected to have a Material Adverse Effect;

(k)           Notification of Claims—promptly notify Agent of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of Agent, appear in and defend, at Borrowers’ expense, any such claim, action or proceeding;

(l)           Assignment— except for the transactions contemplated by the Contribution Agreement and as expressly permitted by this Agreement, not assign its interest in the Clubs, or this Agreement or any interest herein or therein, or all of any part of or any disbursements to be made hereunder, voluntarily, by operation of law or otherwise;

(m)         Leases— except as set forth in the proviso to this paragraph and in paragraph (n) below, not enter into any lease for real property, nor materially amend, alter or modify any real property lease, without Agent’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned; provided, that any Borrower, Guarantor or their Affiliates may, without Agent’s prior written consent, (i) enter into a lease for real property for inclusion in the Club(s), as a lessee, in form and substance substantially similar to that set forth in Schedule 18 attached hereto, provided that the aggregate amount of all lease payments shall not exceed, on an annual basis, $250,000 for each such lease and $4,000,000 for all leases (i.e. the aggregate of all leases paid by Borrower, Guarantor or its Affiliates), and (ii) amend, alter or modify any lease, or exercise any option to extend the term of any such lease, including without limitation any Intercompany Lease, on terms that are substantially similar to those contained in the lease set forth in Schedule 18; and

(n)          Acquisition Contracts; Contribution Agreement; Intercompany Lease; Operating Agreements—not amend, alter or modify any Acquisition Contract, the Contribution Agreement, any Intercompany Lease or any Borrower’s operating agreement or equivalent document without Agent’s prior written consent, which may be granted or not granted in Agent’s sole discretion.

Consolidated Amended and Restated Loan and Security Agreement

7.3           Payment of the Loan and Maintenance of Office.  Borrowers shall punctually pay or cause to be paid the principal, interest and all other amounts to become due in respect of the Loan or otherwise hereunder according to the terms hereof.  All payments hereunder shall be made in accordance with the payment instructions set forth in Schedule 12 to this Agreement.  Borrowers shall maintain an office at 3501 West Vine Street, Kissimmee, Florida, 34741 where notices, presentations and demands in respect of this Agreement, any Note or any other Security Document may be made upon Borrowers.  Such offices shall be maintained at said address of Borrowers until such time as Borrowers shall so notify Agent, in writing, of any change of location of such offices.  The Books and Records of Borrowers shall be maintained at said address.  Borrowers shall not change their name without 30-day prior written notice to Agent.

7.4          Sale of Properties.  Without the prior written consent of Agent, Borrowers shall not sell, lease (except for each Intercompany Lease), transfer or otherwise dispose of any of the Collateral, provided that Borrowers

(a)          may remove and dispose of (and receive the proceeds thereof) in the ordinary course of business, free from any Liens created or contemplated by this Agreement, items of Collateral consisting of fixtures, fittings, machinery, appliances, equipment, apparatus, furnishings and other personal Property which shall have become worn out or obsolete,

(b)          may sell any Property and the related Furnishings and any other Collateral so long as the proceeds from such sale are applied to the Loan in accordance with Section 2.3(a) hereof; and

(c)           may complete a Property Substitution pursuant to the terms of Section 3.15 hereof.

Notwithstanding the foregoing, Borrower shall not sell (other than sales to a Borrower or Guarantor (excluding Individual Guarantors)), any Property for less than ninety percent (90%) of the Appraised Value of such Property without Agent’s consent, provided that Borrowers shall not sell any Property at any time a Default or Event of Default shall have occurred and continue to then exist without the prior written consent of Agent (which may be withheld or granted in Agent’s sole discretion).

7.5           Consolidation and Merger.  No Borrower or Guarantor shall consolidate with or merge into any Person other than another Borrower, or permit any Person other than another Borrower to consolidate with or merge into it.  The execution and delivery of this Agreement by Agent and Lenders and consummation of the transactions contemplated hereby constitutes the consent of the Agent to the consolidation of the UR Borrowers, the PE Borrowers and their respective Affiliates pursuant to the terms of the Contribution Agreement and the Merger Documents.

7.6           Guaranties.

(a)          Except as otherwise agreed to by Agent, no Borrower shall become liable in respect of, or be liable in respect of, any guaranty except (i) the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, (ii) any guaranty by Holdings, Ultimate Holdings and Private Escapes of obligations of other Borrowers in respect of leases of real property, and (iii) any subordinated Guaranty by any Guarantor (other than UE Holdco, LLC and UE Member, LLC) of the obligations of the Borrowers under the JDI Junior Loan.

Consolidated Amended and Restated Loan and Security Agreement

(b)          For the purposes of this Section 7.6, “guaranty” by any Person shall mean all obligations of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including but not limited to obligations incurred through an agreement, contingent or otherwise, by such Person:

(i)           to purchase such indebtedness or obligation or any assets or other property or assets constituting security therefor;

(ii)          to advance or supply funds

(1)           for the purchase or payment of such indebtedness or obligation, or

(2)           to maintain working capital or other balance sheet conditions or otherwise to advance or make available funds for the purchase or payment of  such indebtedness or obligation;

(iii)         to lease assets or other property or to purchase any Security or other property or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of the primary obligor to make payment of the indebtedness or obligation; or

(iv)        otherwise to assure the owner of the indebtedness or obligation of the primary obligor against loss in respect thereof.

7.7           Distributions.  Borrowers shall not after the Closing Date make or pay any distribution (in cash or Property) or payments of any management fees, development fees or similar operational fees for so long as any Obligations or other amounts are outstanding under this Agreement, any Security Document or other Loan Document; provided, however, so long as no Default or Event of Default then exists or would result therefrom, a Borrower may (a) distribute amounts necessary to enable the members of Holdings or the holders of the equity interests in such members to pay any taxes arising solely and directly from such party’s status as a member of Holdings or an equity owner of such members in each case, so long as (i) Agent has received prior written notification of the amount of taxes then due and (ii) Agent has received evidence from such Borrower that such distribution has been used to pay such taxes through a tax receipt or otherwise and (b) Borrowers may distribute dividends to Ultimate Holdings solely for the purpose of Ultimate Holdings distributing such dividends to Ultimate Resort to be used solely to pay dividends to Ultimate Resort’s Class B and Class BB Members in accordance with the terms of Ultimate Resort’s organizational documents as of the date hereof, provided that (i) in no event shall the aggregate amount of all such distributions and dividends allowed under this Section 7.7(b) exceed $502,000 in any calendar year and (ii) no such distribution or dividend shall be made unless Borrowers are in compliance with clause (z) of Section 7.20 both prior to and after giving effect to such distribution or dividend.  Payments in the form of salaries plus bonuses made to the Owners or other management as compensation for services rendered, in amounts not to exceed those listed in Schedule 3 to this Agreement without Agent’s prior written consent, shall not be deemed to be distributions for the purposes of this provision.

Consolidated Amended and Restated Loan and Security Agreement

7.8           Compliance with Environmental Laws.  Each Borrower shall comply, and shall cause all Property to be in compliance, with

(a)          all Environmental Protection Laws (including, without limitation, all federal, state and local environmental or pollution-control laws, regulations, orders and decrees governing the emission of waste water effluent, the treatment, transportation, disposal, generation and storage of solid and hazardous waste, hazardous and toxic substances and air pollution, and/or setting forth general environmental conditions),

(b)          any other applicable requirements for conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and/or land, and for biological toxicity of the aforesaid and

(c)          the regulations of each relevant federal, state or local authority administering environmental laws, ordinances or regulations,

except to the extent that any failure to so comply could not reasonably be expected to have a Material Adverse Effect.

Without limiting the generality of the foregoing, no Borrower shall release or otherwise dispose of any Hazardous Substance or any other substance regulated, controlled or described as hazardous under any Environmental Protection Law on or beneath any real Property owned, leased or otherwise used by any Borrower or allow the same to occur with respect to the Property in material violation of any Environmental Protection Law; and no asbestos, urea formaldehyde foam, polychlorinated biphenyls, aluminum wire or lead-containing paint shall be installed or used on any such Property.  No Borrower shall take or suffer to be taken any act or omission that would subject it or any Property to material liability under any Environmental Protection Law which liability would have a Material and Adverse Effect.

Agent shall have the right, but shall not be obligated, to notify any foreign, state, federal or local governmental authority of information which may come to its attention with respect to Hazardous Substances on or emanating from the Property and each Borrower irrevocably releases Agent and Lenders from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure.

If any Borrower fails to diligently take any action required under this Section 7.8 or by any governmental entity with respect to the cleanup, control or reporting of any Hazardous Substances, materials or wastes in, on, from or under any Property, Agent, at its option, may enter upon the applicable Property, retain such experts and consultants at the expense of Borrowers and take such action as Agent reasonably deems advisable, and Agent may, for the account of Lenders, advance such sums of money as it deems necessary, with respect to the cleanup, control or reporting of any such substances, materials or wastes in, on or under any Property.  Borrowers shall pay to Agent promptly and upon demand, all sums of money so advanced or expended by Agent and/or any Lender pursuant to this paragraph, together with interest on each such advance at the Default Rate, and all such sums, and the interest thereon, shall be secured by the Collateral.  Agent will notify Borrowers prior to or contemporaneously with any action taken by Agent pursuant to this paragraph, provided that the failure by Agent to provide such notification shall not affect any action so taken.

Consolidated Amended and Restated Loan and Security Agreement

7.9           Transactions with Affiliates.  Except for Intercompany Leases or as set forth on Schedule 17 attached hereto, and except for the Related Transactions, no Borrower or Guarantor shall enter into any transaction including, without limitation, the purchase, sale, lease, assignment, transfer, license to use or exchange of Property or any other real or personal property or assets owned or intended to be acquired by any Borrower or any Guarantor or for use by any Club, or the rendering of any service, with any Company Affiliate or any member or manager of any Borrower or any Guarantor without the prior written consent of the Agent, such consent to be granted or withheld in Agent’s Permitted Discretion.  No Borrower (other than as set forth in Schedule 8 to this Agreement) shall have investments in any Voting Equities.

7.10         Use of Agent Name.  No Borrower shall, nor shall it permit any Affiliate to, without the prior written consent of Agent, use the name of Agent or any Lender or the name of any affiliate of Agent or any Lender in connection with any of its respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies or as may be required by law.

7.11         Subordinated Obligations.  No Borrower shall, directly or indirectly, (a) permit any payment to be made in respect of any Indebtedness, liabilities or obligations, direct or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest and other amounts on, the Loan, except in accordance with the terms of such subordination, (b) permit the amendment, rescission or other modification of any such subordination provisions of any Borrower’s subordinated obligations in such a manner as to affect adversely Agent’s Lien or the prior position of the Loan, or (c) permit the unscheduled prepayment or redemption of all or any part of any subordinated obligations of any Borrower except in accordance with the terms of such subordination.  Each Borrower shall cause the members of such Borrower to subordinate all of their Indebtedness, direct or contingent, owing to it from such Borrower to the payment of the Obligations, other than ordinary course compensation obligations.  Each Borrower shall cause each of its other Affiliates to subordinate all Indebtedness, liabilities or obligations, direct or contingent, owing to it from such Borrower to the payment of the Obligations, other than ordinary course compensation obligations.  The terms of such subordination shall be satisfactory to Agent.  Notwithstanding anything to the contrary set forth in this Section 7.11, so long as no Default or Event of Default has occurred and continues to exist, Borrowers may make payments on the JDI Junior Loan as permitted under the Intercreditor Agreement.

7.12         Notice of Legal Proceedings.  Promptly upon becoming aware of the existence thereof, each Borrower shall deliver to Agent written notification of the institution of any litigation, legal proceeding or dispute with any Person, entity or governmental authority in any way involving any Borrower, any Property, the Collateral or any of a Borrower’s other assets as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

Consolidated Amended and Restated Loan and Security Agreement

7.13        Further Assurances.  Each Borrower shall from time to time execute and deliver to Agent such other instruments, certificates and documents and shall take such other action and do all other things as may from time to time be reasonably requested by Agent in order to implement or effectuate the provisions of, or more fully perfect the rights granted or intended to be granted by each Borrower to Agent pursuant to the terms of, this Agreement, the Note or any other Security Document.

7.14         Financial Statements; Reports

(A)           Borrowers shall submit to Agent the following:

(a)           Annual Statements—As soon as practicable after the end of each fiscal year of Borrowers, and in any event no later than 120 days thereafter, duplicate copies of:

(i)           a balance sheet of the UE Consolidated Group on a consolidated basis as at the end of such fiscal year,

(ii)          a statement of income of UE Consolidated Group on a consolidated basis for such fiscal year,

(iii)         a statement of changes in cash flows of UE Consolidated Group on a consolidated basis during such fiscal year,

(iv)         a statement of material changes of accounting policies, presentations or principles during such fiscal year, and

(v)          notes to such financial statements.

Each of the above shall have been audited and prepared in accordance with GAAP by Vestal & Wiler or another independent certified public accounting firm, selected by Borrowers and reasonably acceptable to Agent, in reasonable detail and shall set forth, in each case, in comparative form the figures for the previous fiscal year, and shall be certified as complete and correct by an officer or member of each Borrower.  The above financial statements shall be accompanied by a certificate of an officer or member of each Borrower, which certificate shall be reasonably acceptable to Agent and shall, without qualification, state that such financial statements fairly present, in all material respects, the financial condition of Borrowers and have been prepared consistently with past practices, together with an unqualified opinion thereon of an independent certified public accounting firm, selected by Borrowers and satisfactory to Agent, which opinion shall state that such financial statements present fairly, in all material respects, the financial condition of Borrowers, have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur) and that the examination of such financial statements by such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.  In addition, Borrowers shall provide to Agent unaudited consolidating financial statements for any Borrower as Agent may reasonably request to support the consolidated financial statements required to be provided in this subsection.

Consolidated Amended and Restated Loan and Security Agreement

(b)          Monthly Statements—As soon as practicable after the end of each calendar month of Borrowers, and in any event no later than 30 days thereafter, duplicate copies of:

(i)           a balance sheet of UE Consolidated Group on a consolidated basis as at the end of such calendar month,

(ii)          a statement of income of UE Consolidated Group on a consolidated basis for such calendar month,

(iii)         a statement of changes in cash flows of UE Consolidated Group on a consolidated basis during such calendar month,

(iv)         a statement of material changes of accounting policies, presentations or principles during such calendar month,

(v)          a statement of all sales of new Membership Interests in each Club,

(vi)         a listing of all additions to Property since the last monthly report,

(vii)        a statement of any litigation or legal action pending or, to Borrowers’ knowledge, threatened against any member of the UE Consolidated Group since the last monthly report, and

(viii)       such other requests, statements, operation audits or other information as Agent or any Lender may reasonably  request from time to time.

Each of the above shall have been internally prepared in reasonable detail and in accordance with GAAP consistently applied (other than the preparation of notes to such financial statements), subject to changes resulting from year-end adjustments, and shall set forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, and shall be certified as complete and correct by an officer of each Borrower.

In the event that the aforesaid monthly financial statements are not in form and content satisfactory to Agent, in its sole discretion, Borrowers shall, within 30 days of the receipt of Agent’s written request therefor, deliver to Agent and each Lender revised copies of the aforesaid financial statements addressing the issues with such financial statements identified by Agent.  The aforesaid revised financial statements shall be in form and content satisfactory to Agent.

(B)          Borrowers shall submit to Agent the following:

(a)          Notice of Default or Event of Default—Promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action Borrowers are taking or propose to take with respect thereto.

Consolidated Amended and Restated Loan and Security Agreement

(b)          Notice of Claimed Default— Promptly upon becoming aware that the holder of any obligation or of any evidence of Indebtedness or other security of any Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrowers, as applicable, is taking or proposes to take with respect thereto.

(c)          Material Adverse Developments— Promptly upon becoming aware of any development or other information which could reasonably be expected to have a Material Adverse Effect, telephonic, telefax or telegraphic notice specifying the nature of such development or information and the anticipated effect.

(d)          Club Membership Plans— As promptly as possible, any material modification, amendment or change to any of the Club Membership Plans or the Rules and Regulations.

(e)          Membership Trust— Promptly upon receipt, copies of all notices received by any Borrower or Guarantor in accordance with or otherwise relating to the Membership Trust.

(f)           Financial Information—As promptly as possible after the receipt thereof, all financial statements, budgets and other material information distributed by any Owner’s Association.

(g)          Review Meeting—If requested by Agent, senior management of Holdings shall be available in person or via teleconference on a quarterly basis for a review meeting regarding the status of the Clubs.

(h)          Requested Information—With reasonable promptness, such other data, reports and information as from time to time may be reasonably requested by Agent or any Lender.

(i)           Non-compliance—Notwithstanding any other provision of any Loan Document, in the event any financial statement or report (other than any financial statement or report produced or delivered by a third party) due by Borrowers under this Article 7 are not received by Agent within ten (10) days after the same are due, Borrowers shall pay Agent a fee equal to $250 per day until such statements or reports are delivered to Agent.

7.15        Officer’s Certificate.  The financial statements delivered to Agent and Lenders pursuant to Section 7.14(A)(a) and Section 7.14(A)(b) of this Agreement shall be accompanied by a certificate of Borrowers setting forth:

(a)          Covenant Compliance—the information required in order to establish whether each Borrower was in compliance with all covenants contained in Section 7 of this Agreement during the period covered by the financial statements or reports then being furnished; and

Consolidated Amended and Restated Loan and Security Agreement

(b)          Event of Default—a statement that the signer has reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the parties) and has made, or caused to be made, under his supervision, a review of the transactions and conditions of each Borrower from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrowers have taken or propose to take with respect thereto.

7.16         Inspection.  Each Borrower and Guarantor (other than Individual Guarantors) shall permit Agent or its representatives to make such inspections, audits and or appraisals of its books, accounts, records, orders, original correspondence and such other papers as it may desire and of its premises, all or any portion of the Property and the other Collateral, from time to time, upon reasonable advance notice to Borrowers and Guarantors, as applicable, and provided that such inspection or audit does not unreasonably interfere with the operation of Borrowers’ or Guarantors’ business.  Notwithstanding the foregoing, each Borrower shall deliver to Agent an appraisal of any Unit following a material condemnation, taking, or material casualty to any Unit.  Each Borrower and Guarantor (other than Individual Guarantors) shall supply copies of such records and papers as Agent may reasonably request, and shall permit Agent to discuss each Borrower’s affairs, finances and accounts with each Borrower’s and Guarantor’s managers, officers, employees and independent public accountants (and by this provision each Borrower and Guarantor hereby authorizes said accountants to discuss with Agent the finances and affairs of each Borrower and Guarantor), all at reasonable times and as often as may be requested by Agent in its sole discretion.  Each Borrower and Guarantor (other than Individual Guarantors) further agrees to supply Agent with such other reasonable information relating to each Borrower and Guarantor (other than Individual Guarantors) and the Collateral as Agent may request in its sole discretion.  With respect to any inspections, appraisals and/or audits referred to in this Section 7.16, Borrowers shall pay for all out-of-pocket costs and expenses incurred by Agent (including, without limitation, travel expenses, but excluding salaries of employees of Agent) and shall promptly reimburse Agent therefor upon receipt by any Borrower of a written demand therefor from Agent; provided, however, that if no Default or Event of Default exists, (i) any audits of Borrowers’ books, accounts or records in excess of one audit per calendar year shall be at Agent’s sole expense unless such audit reveals any material discrepancy in the information previously required to be supplied to Agent pursuant to this Agreement, and (ii) any appraisals or audits of any Property in excess of one appraisal or audit per calendar year shall be at Agent’s sole expense.

7.17         Memberships.  The Clubs shall sell Membership Interests in full compliance with all Applicable Laws.

7.18         Assessments.  Each Borrower agrees to promptly fund any and all assessments levied against any Borrower, any Unit or any other Property in accordance with an applicable Declaration or applicable Owner’s Association, unless the same is being contested in good faith and, unless otherwise agreed to by Agent, the Declaration expressly provides that any Owner’s Association’s Liens are subordinate to Agent’s Liens, provided, that any Borrower may contest any such assessments that are less than $25,000.

Consolidated Amended and Restated Loan and Security Agreement

7.19         Deposit Accounts.  Borrowers shall (i) promptly, and in any event within five (5) Business Days after any Borrower or Guarantor (other than Individual Guarantors) establishes any Deposit Account, securities account, money market account or any similar account on and with respect to which Agent does not have a perfected, first priority Lien, notify Agent of such, and thereafter (ii) deliver to Agent, within ten (10) Business Days, documentation to perfect Agent’s Lien thereon and provide Agent control of, in each case in form and substance acceptable to Agent in its sole discretion.

7.20         Debt Coverage. At all times, either (y) Borrowers, on a consolidated basis, shall have a Cash Balance of not less than Six Months Debt Service, or (z) the UE Consolidated Group shall maintain a Debt Service Coverage Ratio of 1.25 to 1.00, provided, that if the Borrowers are in compliance with the foregoing covenant solely as a result of satisfaction of the formula set forth in subsection (y) above, the Cash Balance shall at all times be on deposit in a segregated account at a financial institution and subject to a deposit account control agreement in favor of Agent in form and substance acceptable to Agent in its sole discretion.

7.21         Leverage Ratio.  The UE Consolidated Group, on a consolidated basis, shall at all times maintain a Leverage Ratio of not more than 3.50 to 1.00.

7.22         Deposits.  Each Club will at all times reflect each remaining Deposit balance (as defined in the applicable Club Membership Plan) as a long term liability of such Club on the Books and Records of such Club, subject to the terms of the applicable Club Membership Plan and Member Assurance Program.

7.23         Inventory Balance Ratio.  Borrowers and Guarantors (including Club Entities) shall remain in compliance (after giving effect to all applicable cure periods in effect on the Closing Date or otherwise consented to in writing by Agent) at all times with applicable requirements of numbers of properties to Members or “equivalent members”, as set forth in the applicable Club Membership Plans without giving effect to any amendments thereto not expressly approved in writing by Agent prior to such amendment.

7.24        Club Membership Plans.  Borrowers shall maintain compliance with the terms of the Club Membership Plans stating (i) that Members shall have no ownership rights or interests in or to any Property and (ii) no Person that becomes a Member after the Closing Date shall be permitted to resign from the Clubs prior to the expiration of an eighteen month period commencing on such Member’s admission to the applicable Club; provided, however, that Borrowers may make limited exceptions to (ii) above up to ten (10) times per calendar year without Agent’s prior written consent following written notice thereof to Agent.  Borrowers shall not amend, alter or modify any Club Membership Plan in any material respect without Agent’s prior written consent, which may be granted or not granted in Agent’s Permitted Discretion.

Consolidated Amended and Restated Loan and Security Agreement

7.25        Triggering Event. Unless otherwise agreed to by Agent in its sole discretion, if any Borrower, Guarantor or any of their Affiliates receives a letter, notification, court order, or other written correspondence from state, federal or local government or any of their respective agencies, divisions, departments, or other governing bodies (including without limitation, any developer or declarant pursuant to a Declaration or any property owners or homeowners association (each, together with their successors and assigns, being an “Association”)), (a) requesting that any Borrower cease its current or intended Club use of a Property, with which such Borrower is legally required to comply, (b) evidencing the issuance of any stay order, cease and desist order or similar judicial or non-judicial sanction limiting, or otherwise affecting, Borrowers’ use of the Property or the applicability of any Applicable Law to the ownership or the use of the Property by the applicable Club or Members, (c) naming any Borrower in any proceedings, pending or threatened against or affecting any Borrower, any Affiliate or limiting or otherwise affecting the use of the Property by the applicable Club or Members in any court or before any governmental authority or arbitration board or tribunal, or (d) in which Agent or any Lender is also named (each event being a “Triggering Event”), then Borrowers shall promptly provide Agent with a copy of the notice or documents relating to the proceeding and, (i) with respect to any Triggering Event set forth in subsections (a), (b) or (c) above, which is not resolved, to the satisfaction of Agent on or before the expiration of the period set forth in this clause (i), Borrowers shall, within one hundred and twenty (120) Business Days, either (x) pay to Agent the Repayment Amount with respect to such affected Property (such Property being known herein as a “Non-Compliant Property”), or (y) complete a Property Substitution whereby an Additional Property replaces such Non-Compliant Property in accordance with the terms and conditions of Section 3.15 hereof, or (ii) with respect to any Triggering Event set forth in subsection (d) above, which is not resolved, to the satisfaction of Agent on or before the expiration of the period set forth in this clause (ii), Borrowers shall, within forty-five (45) Business Days, either (x) pay to Agent the Repayment Amount with respect to such Non-Compliant Property, or (y) complete a Property Substitution whereby an Additional Property replaces such Non-Compliant Property in accordance with the terms and conditions of Section 3.15 hereof.  Upon repayment or substitution as provided in this subsection, Agent agrees to release its security interest in such Non-Compliant Property and to promptly execute and deliver to Borrowers all releases, forms, agreements, filings and other items necessary to evidence such release.  Upon payment of any Repayment Amount to Agent under this section or upon any Property Substitution under this section, the applicable Borrower may request that Agent re-assign the Mortgage and Security Documents to such Borrower (if severable from the Loan otherwise) as related to such released property (in lieu of release of the same from any Mortgage and Security Documents); provided that any such assignment shall be without recourse and without representation or warranty of any kind.

7.26         Net Income (Loss).  For the period beginning January 1, 2009, and ending December 31, 2009, the UE Consolidated Group’s Net Income (Loss) shall not exceed ($10,000,000).  For the period beginning January 1, 2010, and ending December 31, 2010, the UE Consolidated Group’s Net Income (Loss) shall not exceed ($5,000,000). For the period beginning January 1, 2011, and ending on December 31, 2011, and for each annual period beginning January 1 and ending December 31 thereafter, the UE Consolidated Group shall have Net Income (Loss) of not less than $1.00.

Consolidated Amended and Restated Loan and Security Agreement

7.27        Special Purpose Entity.  Except as set forth herein or as contemplated by any of the Loan Documents, Borrowers have not, and shall not:

(a)           engage in any business or activity other than the ownership or lease (as the case may be), operation and maintenance of the Property, and activities incidental thereto;

(b)          acquire or own any material assets other than the Property, the Furnishings, and other incidental personal property as may be necessary for the operation of the Property;

(c)          except as otherwise permitted hereunder and except for the Related Transactions consummated currently with the Closing hereunder, merge into or consolidate with any Person or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Agent’s consent;

(d)          fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, and qualification to do business in the state or other jurisdiction where its Property is located, if applicable, or without the prior written consent of Agent, amend, modify, terminate or fail to comply with the provisions of its partnership agreement, certificate of limited partnership, bylaws, articles of incorporation, operating agreement, articles of organization, or other similar organizational documents, as the case may be, except to the extent that any Borrower has sold or disposed of all of its applicable Property as permitted in this Agreement;

(e)          own any Subsidiary or make any investment in, any Person without the consent of Agent;

(f)           commingle its assets with the assets of any of its members, general partners, shareholders, Affiliates, principals or of any other Person;

(g)          incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan, except for (i) Permitted Debt, (ii) trade payables incurred in the ordinary course of its business and (iii) financing to fund property which Agent has elected not to finance under the terms hereof;

(h)          become insolvent or fail to pay its debts and liabilities from its assets as the same shall become due;

(i)           fail to maintain its records, books of account and bank accounts separate and apart from those of the members, partners, shareholders, principals and Affiliates of such Borrower and any other Person;

(j)           except for the Intercompany Leases, enter into any contract or agreement with any member, general partner, shareholder, principal or Affiliate of Borrower, or any Guarantor, or any member, general partner, shareholder, principal or Affiliate of any of the foregoing;

Consolidated Amended and Restated Loan and Security Agreement

(k)          seek the dissolution or winding up in whole, or in part, of any Borrower except to the extent that any Borrower has sold or disposed of all of its applicable Property as permitted in this Agreement;

(l)           fail to correct any known misunderstandings regarding the separate identity of Borrower;

(m)         hold itself out to be responsible for the debts of another Person;

(n)          make any loans or advances to any third party, including any member, general partner, shareholder, principal or Affiliate of Borrower, or any member, general partner, shareholder, principal or Affiliate of any of the foregoing;

(o)          fail to file its own tax returns;

(p)          fail either to hold itself out to the public as a legal entity separate and distinct from any other Person or to conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that Borrower is responsible for the debts of any third party (including any member, general partner, shareholder, principal or Affiliate of Borrower, or any member, general partner, shareholder, principal or Affiliate of any of the foregoing);

(q)          fail to intend to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

(r)           share any common logo with or hold itself out as or be considered as a department or division of (i) any general partner, shareholder, principal, member or Affiliate of Borrower, (ii) any Affiliate of a general partner, shareholder, principal or member of Borrower, or (iii) any other Person;

(s)          without the unanimous written consent of its directors, managers or managing members, or general partners, as the case may be, and the consent of any independent director or independent manager required herein, file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors; or

(t)           except for Holdings, fail at any time to have a member that has a majority of independent directors (manager) that are not and have not been for at least five (5) years a director, manager, officer, employee, trade creditor, supplier or shareholder (or spouse, parent, sibling or child of the foregoing) of (or a Person who directly or indirectly controls) (i) any Borrower, (ii) any general partner, shareholder, principal, member or affiliate of any Borrower, or (iii) any affiliate of any general partner, shareholder, principal or member of any Borrower.

Borrowers shall further comply with, any other customary rating agency (including S&P and Moody’s) requirements for a single purpose entity as Agent may require from time to time by notice to Borrowers.

Consolidated Amended and Restated Loan and Security Agreement

7.28         Debt Ratio. The UE Consolidated Group’s Debt Ratio shall not exceed 80%.

7.29         Observation Rights. Until such time as the Obligations have been paid in full, Agent shall be allowed to observe all board meetings of any Borrower or Guarantor.

7.30         Intentionally Omitted.

7.31         Foreign Property.  At no time shall Properties located outside of the continental United States or the State of Hawaii serving as Collateral for the Loan comprise greater than 50% of all Properties serving as collateral for the Loan.

7.32         Updated Appraisals.  At any time when requested by Agent in its sole discretion, the Agent shall receive a new independent third party appraisal and updated broker price opinions (each in form and substance satisfactory to Agent in its sole discretion), all of which shall be addressed to Agent, in regard to any Property then remaining as part of the Collateral, which may be used to recalculate the Borrowing Base from time to time.  Notwithstanding anything to the contrary in Section 7.16 or anywhere else in this Agreement, unless an Event of Default shall have occurred, Borrowers shall pay the cost for no more than one appraisal and broker price opinion per Property per calendar year delivered to Agent in accordance with the terms of this Agreement.

7.33         Clubs.  No Club shall exist at any time other than the Clubs set forth on Schedule 1 attached hereto.

7.34         PE Resigning Members.  Borrowers shall exercise best efforts to cause Private Escapes at all times to comply with all of its obligations and duties under the Contribution Agreement, including without limitation, its obligations under Section 3.5 of the Contribution Agreement.

8.	EVENTS OF DEFAULT

8.1          Default.  Each Borrower hereby covenants, agrees and acknowledges that an Event of Default shall exist under this Agreement if any of the following events or conditions (each, an “Event of Default”) shall occur and be continuing:

(a)           Payments—(i) failure to make any payment of interest on the Loan on or before the fifth day following the due date thereof; (ii) failure to make any payment of principal of the Loan on or before the due date thereof; or (iii) failure to make any other payment required pursuant to the terms of this Agreement, the Notes or any other Loan Document within five (5) calendar days after the due date thereof; or

(b)          Warranties or Representations—any warranty, representation or other statement made or furnished to Agent and/or Lenders by or on behalf of any Borrower in this Agreement or any other Loan Document proves to have been false or misleading in any material respect when made or furnished; or

Consolidated Amended and Restated Loan and Security Agreement

(c)          Other Covenants—the failure by any Borrower to comply with any covenant relating to such Person contained in this Agreement or any other Loan Document for twenty (20) days following the occurrence of such failure (other than Sections 7.2 (b), (e), (g), (h), (j), (l) or (m), or Sections 7.4, 7.5, 7.7, 7.11, 7.14, 7.19, 7.20, 7.24, 7.25, 7.26 7.27, 7.28 and 7.31 hereof, for which there shall be no cure period); or

(d)          Material Adverse Change—any event shall occur which has or could reasonably be expected to have a Material Adverse Effect; or

(e)          Insolvency—(i) a receiver, liquidator, custodian or trustee of any Borrower or any Company Affiliate of any Borrower, any Club, or of all or any of their Property, shall be appointed by court order and such order remains in effect for more than 60 days; or an order for relief shall be entered with respect to any Borrower, or any Club, or any Borrower or any Company Affiliate of any Borrower, or any Club shall be adjudicated a bankrupt or insolvent; or any of the Property of any Borrower or any Company Affiliate of any Borrower, or any Club shall be sequestered by court order and such order remains in effect for more than 60 days; or a petition shall be filed against any Borrower, or any Club, under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within 60 days after such filing; or (ii) any Borrower or any Company Affiliate of any Borrower or any Club shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law; or (iii) any Borrower or any Company Affiliate of any Borrower or any  Club shall make an assignment for the benefit of its creditors, or shall admit in writing its inability, or shall fail, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of any Borrower or any Company Affiliate of any Borrower, any Club, or of all or any part of their Property; or

(f)           Judgment—final judgment or judgments, not subject to an appeal being diligently pursued by any applicable Borrower or any Company Affiliate of any Borrower, for the payment of money, the aggregate of which exceeds $500,000, shall be outstanding against any Borrower or any Affiliate of any Borrower and any of such judgments shall have been outstanding for more than 30 days, or 60 days with respect to any foreign jurisdiction, from the date of its entry and shall not have been discharged in full, bonded against or stayed; or

(g)          Default in Lender Agreements—any default (after giving effect to the expiration of any applicable grace periods) under, and as defined in, any other agreement, now existing or hereafter entered into, between any Borrower, Agent and/or any Lender or any affiliate of Agent or any Lender, including, without limitation, any Loan Document; or

(h)          Default by Borrowers in Other Agreements—any default by any Borrower or any Company Affiliate of any Borrower in the payment of Indebtedness for borrowed money in excess of $500,000 in the aggregate; or any other default under such Indebtedness in excess of $500,000 in the aggregate which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness, if such default has not been waived by the holder of such Indebtedness; or

Consolidated Amended and Restated Loan and Security Agreement

(i)           Suspension of Sales—the issuance of any stay order, cease and desist order or similar judicial or non-judicial sanction, or other occurrence of any event limiting or otherwise affecting the sale of Membership Interests or acceptance of applications of new Members in the Clubs, as determined by Agent in its sole discretion, and any such order, sanction or event shall have been outstanding for more than 30 days, or 60 days with respect to any foreign jurisdiction, and shall not have been discharged in full or stayed by appeal, bond or otherwise; or

(j)           Change in Management—a Change in Management shall have occurred without Agent’s prior written consent using its sole discretion; or

(k)           Grant of Easement, Etc.—without the prior written consent of Agent, any Borrower grants any easement or dedication, files any plat, declaration or restriction, or otherwise encumbers any Property (other than Permitted Exceptions), or seeks or permits any zoning reclassification or variance, unless such does not materially affect the usefulness or value of the applicable Property; or

(l)           Abandonment—any Borrower abandons any or all of the Property; or

(m)         Liquidation, Etc.—the liquidation, termination, dissolution, merger, or consolidation (or in the case of an individual, the death or legal incapacity) of any Borrower, any Club or any Person obligated to pay any part of the Obligations, except that Holdings may cause the dissolution and liquidation of any other Borrower upon the sale of all assets owned by such Borrower sold in accordance with this Agreement following written notice thereof to Agent; or

(n)          Termination—any Club or Club Membership Plan is terminated or liquidated for any reason, or any action is taken by any Borrower seeking a termination or dissolution of any of the Clubs; or

(o)          Membership Assurance Program Repayment— Any Club, Holdings, Club Entity or any other Borrower, as applicable, fails to repay to any Member or any PE Resigning Member any pro-rated Deposit due under the Membership Assurance Program within the time periods and in accordance with the procedures set forth in the Membership Trust, the Rules and Regulations, the Contribution Agreement or in any applicable document, unless such Member or Members or PE Resigning Member or PE Resigning Members otherwise consent(s); or

(p)          Liens—(i) any of the Loan Documents ceases to be in full force and effect (other than in accordance with its terms), or (ii) any Lien created thereunder ceases to constitute a valid first priority perfected Lien on the Collateral in accordance with the terms thereof, or Agent ceases to have a valid perfected (with respect to (x) all property, items and assets for which perfection can be obtained by possession, control, filing a financing statement and/or other filings, and (y) all other property, items and assets for which perfection can not be so obtained, only to the extent Agent has or does in the future request perfection when perfection can be so obtained) first priority security interest in any of the Collateral or any securities pledged to Agent pursuant to the Loan Documents; or

Consolidated Amended and Restated Loan and Security Agreement

(q)          Damages—uninsured (which for purposes of this provision exclude any costs or expenses for self insurance and deductibles) damage to, or loss, theft or destruction of, any portion of the Collateral occurs that exceeds $500,000 individually or $1,000,000 in the aggregate; or

(r)           Levy—the issuance of any process for levy, attachment or garnishment or execution upon or prior to any judgment against any of the Borrowers or any of their Subsidiaries or any of its or their material property or assets or against any of the Collateral, seeking an amount greater than $250,000, in each case which is/are not satisfied, stayed, vacated, dismissed or discharged within thirty (30) calendar days (or sixty (60) days with respect to any foreign jurisdiction) of being issued or executed; or.

8.2          Default Remedies.

(a)           Acceleration of Obligations; Right To Dispose of Collateral.  If an Event of Default under Section 8.1(e) of this Agreement shall occur, then the Obligations shall, automatically and without notice or demand by Agent, become at once due and payable, and Borrowers will forthwith pay to Agent, for the benefit of itself and Lenders, any and all sums and charges otherwise due in respect of the Obligations, including, the entire principal of and interest accrued on the Loan (calculated as of the date of such acceleration).  If any other Event of Default shall occur, Agent may (or at the request of Requisite Lenders, shall), without notice or demand by Agent, declare all or any of the Obligations at once due and payable, and Borrowers will forthwith pay all sums and charges otherwise due in respect of the Obligations including the entire principal of and interest accrued on the Loan (calculated as of the date of such acceleration).  Agent and Lenders shall have all the rights and remedies of a secured party under the Maryland or other applicable Uniform Commercial Code, all the rights and remedies under the Security Documents, and all other legal and equitable rights to which they may be entitled.  Agent shall also have the right to require each Borrower to assemble the personal property Collateral, at Borrowers’ expense, and make it available to Agent at a place to be designated by Agent, which is reasonably convenient to both parties, and Agent shall have the right to take immediate possession of the Collateral and may enter any of the premises of any Borrower or wherever the Collateral shall be located, in accordance with Applicable Law, and to keep and store the same on said premises until sold (and if said premises be the Property of any Borrower, each Borrower agrees not to charge Agent nor any Lender for storage thereof for a period of at least ninety (90) days after sale or disposition of such Collateral).  Each Borrower, Agent and Lenders agree that ten (10) Business Days’ notice to any Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof and such sale shall be at such location(s) as Agent shall designate in said notice.  Agent shall have the right to bid at any such sale on its own behalf or on behalf of the Lenders.

In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Collateral, if comprised of securities, may be effected after an Event of Default, each Borrower agrees that, upon the occurrence and continuance or existence of an Event of Default, Agent may (and at the request of Requisite Lenders, shall), from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution.  In so doing, and without limiting any other means of private placement, Agent may (and at the request of Requisite Lenders, shall) solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by Agent, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if Agent solicits such offers from not less than four such investors (and otherwise acts in good faith), then the acceptance by Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.  Agent shall be solely responsible for compliance with all applicable securities laws in connection with any disposition of Collateral pursuant to this paragraph.

Consolidated Amended and Restated Loan and Security Agreement

(b)           Application of Collateral; Termination of Agreements.  Upon the occurrence of any Event of Default, Agent may (and at the request of Requisite Lenders, shall), at any time, appropriate and apply (as provided below) to any Obligations any and all Collateral in its possession and any and all balances, credits, deposits, accounts, reserves, indebtedness or other monies due or owing to Borrowers held by Agent hereunder or under any other financing agreement or otherwise, whether accrued or not.

(c)           Application of Proceeds.  The proceeds of any exercise of rights with respect to Collateral or any part thereof shall be paid to and applied as follows:

First, to the payment of

(i)           all out-of-pocket costs and charges actually incurred by Agent or the Lenders in connection therewith, including, without limitation, (1) reasonable attorneys’ fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on the Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of all or any portion of the Property) provided for in the Mortgage or any other Security Document,

(ii)         all taxes, assessments or Liens superior to the Lien of this Agreement or the other Security Documents, except any taxes, assessments or other superior Liens subject to which any sale of Collateral may have been made, and

(iii)        all other fees, costs and expenses as set forth in Section 10.2 of this Agreement;

Second, to the payment of outstanding amount of any Protective Advances,

Third, towards the payment of accrued and unpaid interest then due and payable, if any, at the Default Rate in respect of the Loan,

Fourth, towards the payment of all other accrued and unpaid interest, if any, then due and payable in respect of the Loan,

Consolidated Amended and Restated Loan and Security Agreement

Fifth, to the payment of the principal amount of the Loan, and

Sixth, to all other Obligations, and

Seventh, to the payment of the surplus, if any, to Borrowers, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same, provided that if any Obligations shall not have been paid in full, any such surplus shall continue to be held as Collateral hereunder and shall continue to be subject to the terms and conditions hereof until such Obligations shall have been paid in full and such surplus may be used by Agent or any Lender to pay any such Obligations which from time to time become due and payable.

Borrowers shall remain liable hereunder for payment of any deficiency owing on the Obligations after application of such proceeds.

To the extent that any amount allocated to any of the payment categories set forth above is insufficient to fully satisfy all of the Obligations referred to in said category, such amount shall be allocated ratably to each of such Obligations in accordance with the ratio that the amount of such Obligation bears to the aggregate amount of such Obligations referred to in such category.

(d)          Remedies Cumulative.  All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of each Borrower contained in this Agreement, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Agent or contained in any other agreement between Agent, any Lender and each Borrower, heretofore, concurrently or hereafter entered into, including, without limitation, the Security Documents, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of each Borrower herein contained.  The failure or delay of Agent to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers and remedies shall continue in full force and effect until the Loan and all other Obligations shall have been fully satisfied.  All Liens, rights, powers and remedies herein provided for are cumulative and none are exclusive.

The acceptance by Agent at any time and from time to time of partial payments of the Obligations shall not be deemed to be a waiver of any Event of Default then existing.  No waiver by Agent nor any Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default.  No delay or omission by Agent or any Lender in exercising any right or remedy hereunder or under any of the Security Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy hereunder or under any of the Security Documents or otherwise.

Consolidated Amended and Restated Loan and Security Agreement

Notwithstanding anything to the contrary in this Agreement, Borrowers shall not be deemed to have waived Agent’s or Lenders’ duty to mitigate damages required by applicable laws.

9.	REVIVAL OF OBLIGATIONS AND LIENS

Borrowers expressly agree that if any Borrower makes a payment to Agent or any Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall, if not already released of record, be revived and continued in full force and effect as if said payment had not been made.

10.	MISCELLANEOUS

10.1        Governing Law.  This Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties hereto shall be governed as to the validity, construction, enforcement and in all other respects by the internal laws of the State of Maryland including the choice of law rules thereof.  To the extent any provision of this Agreement is not enforceable under Applicable Law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

10.2        Expenses and Closing Fees.  Whether or not the transactions contemplated hereunder are completed, Borrowers shall pay all expenses of Agent and each Lender relating to negotiating, preparing, documenting, closing, servicing and enforcing this Agreement and relating to the making by Agent and/or Lenders of any advances hereunder to Borrowers (the “Loan Costs”), including, but not limited to:

(a)           the cost of reproducing this Agreement, the Notes, and the other Security Documents;

(b)           the fees and disbursements of Agent’s and each Lender’s internal and external counsel;

(c)           wire transfer fees and fees and expenses relating to capital analytics (subject to Section 7.16 hereof) or any other underwriter hired by Agent;

(d)           Agent’s and each Lender’s expenses, including, without limitation, Agent’s and Lenders’ expenses in connection with any audits in respect of Borrowers and/or the Collateral conducted by Agent and Lenders prior to the date hereof (but excluding salaries of employees of Agent and Lenders);

(e)           all fees and expenses (including fees and expenses of Agent’s and Lender’s internal and external counsel) relating to any amendments, waivers, consents or review of documents in connection with any subsequent closings or advances pursuant to the provisions of this Agreement;

Consolidated Amended and Restated Loan and Security Agreement

(f)           all costs, outlays, reasonable internal and external attorneys’ fees and expenses of every kind and character had or incurred in (i) the enforcement of any of the provisions of, or rights and remedies under, this Agreement, any assignment agreement, or any other Security Document and (ii) the preparation for, negotiations regarding, consultations concerning, or the defense of legal proceedings involving, any claim or claims made or threatened against Agent and any Lender arising out of this transaction or the protection of the Collateral securing the Obligations, expressly including, without limitation, the defense by Agent and any Lender of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore received or applied by Agent or any Lender with respect to the Obligations; and

(g)          all taxes levied against or paid by Agent and any Lender (other than taxes on, or measured by, the income or profits of Agent and Lenders) and all filing and recording fees, costs and expenses which may be incurred by Agent and/or Lenders with respect to the filing or recording of any document or instrument relating to the transactions described in this Agreement.

10.3        Parties, Successors and Assigns.

(a)            Each Lender may at any time assign all or a portion of its rights and delegate all or a portion of its obligations under this Agreement and the other Loan Documents (including all its rights and obligations with respect to the Loan) to one or more Persons (a “Transferee”); provided, that such assignment shall be in an amount equal to the lesser of (i)  at least $1,000,000 and (ii) the remaining unpaid Obligations owing to such Lender by the Borrowers.  The Transferee and such assigning Lender shall execute and deliver to Agent for acceptance and recording in the Register, a Lender Addition Agreement, which shall be in form and substance reasonably acceptable to Agent in its sole discretion.  Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Lender Addition Agreement, (A) the Transferee thereunder shall be a party hereto and, to the extent provided in such Lender Addition Agreement, have the same rights, benefits and obligations as it would if it were a Lender hereunder, (B) the assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or assigned portion thereof, as the case may be, to the extent that such obligations shall have been expressly assumed by the Transferee pursuant to such Lender Addition Agreement (and, in the case of a Lender Addition Agreement covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto but, with respect to matters occurring before such assignment, shall nevertheless continue to be entitled to the benefits of Sections 10.2 and 10.13).  Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the Transferee and that the Transferee shall be considered to be a “Lender” hereunder.  Borrowers may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including Borrowers’ rights, title, interests, remedies, powers, and duties hereunder or thereunder.

Consolidated Amended and Restated Loan and Security Agreement

(b)           Each Lender may at any time sell participations in all or any part of its rights and obligations under this Agreement and the other Loan Documents (including all its rights and obligations with respect to the Loans) to one or more Persons (each, a “Participant”).  In the event of any such sale by a Lender of a participation to a Participant, (i) such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan (and any Note evidencing such Loan) for all purposes under this Agreement and the other Loan Documents, and (iv) Borrowers and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents.  Any agreement pursuant to which any Lender shall sell any such participation shall provide that such Lender shall retain the sole right and responsibility to exercise such Lender’s rights and enforce each of Borrowers’ obligations hereunder, including the right to consent to any amendment, supplement, modification or waiver of any provision of this Agreement or any of the other Loan Documents; provided, that such participation agreement may provide that such Lender will not agree, without the consent of the Participant, to any amendment, supplement, modification or waiver of:  (A) any reduction in the principal amount, interest rate or fees payable with respect to any Loan in which such holder participates; (B) any extension of the Maturity Date or the date fixed for any payment of principal, interest or fees payable with respect to any Loan in which such holder participates; and (C) any release of all or substantially all of the Collateral (other than in accordance with the terms of this Agreement or the Loan Documents).  Borrowers hereby acknowledge and agree that the Participant under each participation shall, solely for the purposes of Sections 10.16, 10.2 and 10.13 of this Agreement be considered to be a “Lender” hereunder.  Any such sales of participations, in all or any payment of a Lender’s rights and obligations under this Agreement and the other Loan Documents (including all of its rights and obligations with respect to the Loans) shall be at such Lender’s sole cost and expense and at no cost to Borrowers.

(c)           Agent, on behalf of Borrowers, shall maintain at its address referred to in Schedule 14 a copy of each Lender Addition Agreement delivered to it and the Register for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, and the Notes evidencing such Loans owned by, each Lender from time to time, and such other information therein recorded by Agent in accordance with its standard business practice.  Notwithstanding anything in this Agreement to the contrary, Borrowers, Agent and Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans, the Notes and the Commitment recorded therein for all purposes of this Agreement.  The Register shall be available for inspection or copying by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(d)           Notwithstanding anything in this Agreement to the contrary, no assignment under Section 10.3(a) of any rights or obligations under or in respect of the Loan or the Notes evidencing the Loan shall be effective unless and until Agent shall have recorded the assignment pursuant to Section 10.3(c).  Upon its receipt of a Lender Addition Agreement executed by an assigning Lender and a Transferee, Agent shall (i) promptly accept such Lender Addition Agreement and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give prompt notice of such acceptance and recordation to the Lenders and Borrowers.  On or prior to such effective date, the assigning Lender shall surrender to Agent any outstanding Notes held by it all or a portion of which are being assigned, and Borrowers, at their own expense, shall, upon the request of Agent by the assigning Lender or the Transferee, as applicable, execute and deliver to Agent, within five (5) Business Days of any request, new replacement Notes in substantially the same form as Exhibit E to this Agreement to reflect the interest held by the assigning Lender and its Transferee, and upon receipt of same, at the request of Borrower, Agent shall surrender such outstanding Notes to Borrowers.

Consolidated Amended and Restated Loan and Security Agreement

(e)          Except as otherwise provided in this Section 10.3 no Lender shall, as between Borrowers and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Loans or other Obligations owed to such Lender.  Each Lender may furnish any information concerning Borrowers in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to confidentiality requirements hereunder.

(f)           Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement, including, without limitation, the Loans owing to it and the Notes held by it and the other Loan Documents and Collateral and such creation of a security interest shall not constitute an assignment and shall not be subject to the requirements of Section 10.3(a) above.

(g)          Borrowers agree to use commercially reasonable efforts to assist any Lender in assigning or selling participations in all or any part of any Loans made by such Lender to another Person identified by such Lender.

(h)          Notwithstanding anything in the Loan Documents to the contrary, (i) CapitalSource, each Lender and their respective Affiliates shall not be required to execute and deliver a Lender Addition Agreement in connection with any transaction involving their respective Affiliates or lenders, (ii) no lender to or funding or financing source of CapitalSource, each Lender or their respective Affiliates shall be considered a Transferee and (iii) there shall be no limitation or restriction on CapitalSource’s or any Lender’s ability to assign or otherwise transfer any Loan Document to any such Affiliate or lender or funding or financing source; provided, however, CapitalSource or such Lender, as applicable, shall continue to be liable as a “Lender” under the Loan Documents unless such Affiliate or lender or funding or financing source executes a Lender Addition Agreement and thereby becomes a “Lender.”

(i)            The Loan Documents shall inure to the benefit of each Lender, Agent, Transferees, Participants (to the extent expressly provided therein only) and all future holders of the Notes, the Obligations and/or any of the Collateral, and each of their respective successors and assigns.  Each Loan Document shall be binding upon the Persons that are parties thereto and their respective successors and assigns, and no such Person may assign, delegate or transfer any Loan Document or any of its rights or obligations thereunder except as otherwise provided in this Agreement and the other Loan Documents.  No rights are intended to be created under any Loan Document for the benefit of any third party donee, creditor or incidental beneficiary of any Borrower.  Nothing contained in any Loan Document shall be construed as a delegation to Agent or any Lender of any other Person’s duty of performance.  EACH BORROWER ACKNOWLEDGES AND AGREES THAT AGENT OR ANY LENDER AT ANY TIME AND FROM TIME TO TIME MAY (I) DIVIDE AND REISSUE (WITHOUT SUBSTANTIVE CHANGES OTHER THAN THOSE RESULTING FROM SUCH DIVISION) THE NOTES, AND/OR (II) SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER ANY LOAN DOCUMENT, NOTE, THE OBLIGATIONS AND/OR THE COLLATERAL TO OTHER PERSONS, IN EACH CASE ON THE TERMS AND CONDITIONS PROVIDED HEREIN.  Each Transferee and Participant shall have all of the rights and benefits with respect to the Obligations, Notes, Collateral and/or Loan Documents held by it as fully as if the original holder thereof, provided that, notwithstanding anything to the contrary in any Loan Document, no Borrower shall be obligated to pay under this Agreement to any Transferee or Participant any sum in excess of the sum which it would have been obligated to pay to Lenders had such assignment or participation not been effected.  Notwithstanding any other provision of any Loan Document, Agent and Lenders may disclose to any Transferee or Participant all information, reports, financial statements, certificates and documents obtained under any provision of any Loan Document; provided, that Transferees and Participants shall be subject to the confidentiality provisions contained herein that are applicable to Agent and Lenders.

Consolidated Amended and Restated Loan and Security Agreement

10.4       Notices.  All notices or demands by any party relating to this Agreement shall, except as otherwise provided herein, be in writing and sent by certified or registered United States mail, first class postage prepaid and return receipt requested, or by a nationally recognized overnight courier service with all delivery fees prepaid or by telecopy.  Notices shall be deemed received (a) on the 6th succeeding Business Day following deposit in the United States mail, certified or registered and first class postage prepaid and return receipt requested, (b) upon delivery if sent by nationally recognized overnight courier with all delivery fees prepaid or (c) upon receipt if sent via facsimile.  Notices and demands shall be addressed, if to Borrowers, at the mailing address set forth on Schedule 13 to this Agreement or to such other address as Borrowers may from time to time specify in writing or, if to Agent or any Lender, at the mailing address of Agent or such Lender set forth on Schedule 14 hereto or to such other address as Agent or such Lender may from time to time specify in writing to Borrowers.

10.5       Total Agreement.  This Agreement, including the Exhibits, the Schedules and the other agreements referred to herein, is the entire agreement between the parties hereto relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and may not be changed or terminated orally or by course of conduct.  Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing signed by Borrowers, Agent and Lenders or Requisite Lenders, as appropriate.  Except as set forth in and subject to Section 10.17, no provision of any Loan Document may be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by an agreement in writing signed by Borrowers, Agent and Requisite Lenders; provided, that no consent or agreement by Borrowers shall be required to amend, modify, change, restate, waive, supplement, discharge, cancel or terminate any provision of Article 11 so long as no additional duties are required to be assumed by Borrowers and none of Borrowers’ existing duties or obligations are materially changed.  Each party hereto acknowledges that it has been advised by counsel in connection with the negotiation and execution of the Loan Documents and is not relying upon oral representations or statements inconsistent with the terms and provisions hereof.   The schedules attached hereto may be amended or supplemented by Borrowers upon delivery to Agent of such amendments or supplements and, except as expressly provided otherwise in this Agreement, the written approval thereof by Agent.  The failure or delay of Agent to exercise or enforce any rights, Liens, powers, remedies, conditions or other terms hereunder or under any other agreement or instrument executed in connection herewith shall not operate as a waiver of any such rights, Liens, powers, remedies, conditions or other terms.

Consolidated Amended and Restated Loan and Security Agreement

10.6       Survival.  All warranties, representations and covenants made by Borrowers herein or in any certificate or other instrument delivered by them or on their behalf under this Agreement shall be considered to have been relied upon by Agent and Lenders and shall survive the delivery to Agent and Lenders of any Notes regardless of any investigation made by Agent or any Lender or on their behalf.  All statements in any such certificate or other instrument shall constitute warranties and representations by Borrowers hereunder.

10.7       Litigation.  EACH OF BORROWERS, AGENT AND LENDERS HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE NOTES, ANY OTHER SECURITY DOCUMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN BORROWERS, AGENT AND LENDERS OF ANY KIND OR NATURE.

BORROWERS, AGENT AND LENDERS HEREBY AGREE THAT THE FOLLOWING COURTS:

STATE COURT:  CIRCUIT COURT FOR MONTGOMERY COUNTY, MARYLAND;

FEDERAL COURT:  UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND, GREENBELT DIVISION,

OR, (TO THE EXTENT PERMITTED BY APPLICABLE LAW) AT THE OPTION OF AGENT, ANY OTHER COURT LOCATED IN THE STATE WHERE THE PROPERTY IS LOCATED IN WHICH IT SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH SHALL HAVE SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS, AGENT AND LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR TO ANY MATTER ARISING HERE FROM.  BORROWERS, AGENT AND LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT.

THE STIPULATIONS OF BORROWERS, AGENT AND LENDERS IN THIS SECTION 10.7 SHALL SURVIVE THE FINAL PAYMENT OF ALL OF THE OBLIGATIONS OF BORROWERS AND THE RESULTING TERMINATION OF THIS AGREEMENT.

Consolidated Amended and Restated Loan and Security Agreement

10.8       Power of Attorney; Substitution.  Each Borrower hereby makes, constitutes and appoints Agent the true and lawful agent and attorney-in-fact of each Borrower, with full power of substitution, (a) during the existence of any Event of Default, to open all such mail and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments constituting Collateral, with full power to endorse the name of each Borrower upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents, and to effect the deposit and collection thereof, and Agent shall have the further right and power to endorse the name of each Borrower on any documents relating to the Collateral; and (b) to do any and all things necessary or take action in the name and on behalf of each Borrower to carry out the intent of this Agreement, including, without limitation, the grant of the security interest provided herein and to perfect and protect the security interest granted to Agent with respect to the Collateral and Agent’s rights created under this Agreement, and, during the existence of any Default or Event of Default, to endorse any checks or other instruments of payment in respect of any payment, performance or other surety bond made payable to any Borrower or to any Borrower and Agent jointly.

Each Borrower agrees that neither Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney or substitution granted under this Section 10.8 except for its own gross negligence or willful misconduct.  The power of attorney and substitution granted under this Section 10.8 is coupled with an interest and shall be irrevocable during the term of this Agreement.

10.9       Survival of Indemnities.  All indemnities set forth in this Agreement shall survive the execution and delivery of this Agreement and the execution and delivery of any Notes as well as the payment in full of the Obligations and the otherwise full performance of this Agreement.

10.10     Conflicting Obligations; Rights and Remedies.  To the extent that the terms of any of the Security Documents contain conflicting obligations, the terms set forth in this Agreement shall be deemed to be the controlling terms, provided that all rights and remedies of Agent and Lenders under the Security Documents are cumulative and in addition to every other right or remedy, and no right or remedy is intended to be exclusive of any other right or remedy.

10.11     Duplicate Originals, Execution in Counterpart.  Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

10.12     No Joint Venture.  The relationship of Borrowers and Agent and Lenders in this Agreement is one of a debtor and a creditor.  It is the intention of the parties hereto that this Agreement not be construed to establish or create a partnership or joint venture between Borrowers and Agent and Lenders.

Consolidated Amended and Restated Loan and Security Agreement

10.13     Indemnity.

(a)           Notwithstanding and without limiting any other provisions of this Agreement or the other Security Documents, each Borrower, jointly and severally, shall indemnify Agent and each Lender and its affiliates and their respective managers, members, officers, employees, affiliates, agents, representatives, successors, assigns, accountants and attorneys (collectively, the “Indemnified Persons”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel and in-house documentation and diligence fees and legal expenses) which may be imposed on, incurred by or asserted against any Indemnified Person with respect to or arising out of any willful misrepresentation made hereunder, any acts of fraud by any Borrower, any Affiliate of any Borrower or any party acting on their behalf, misappropriation of funds by any Borrower, any Affiliate of any Borrower or any party acting on their behalf, theft by any Borrower, any Affiliate of any Borrower or any party acting on their behalf, disposition of the Collateral by any Borrower, any Affiliate of any Borrower or any party acting on their behalf, any unauthorized Change in Management, or in any litigation, proceeding or investigation instituted or conducted by any Person with respect to any aspect of, or any transaction contemplated by or referred to in, or any matter related to, any Security Document or any agreement, document or transaction contemplated thereby, whether or not such Indemnified Person is a party thereto, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of any Indemnified Person.  Agent and each Lender agree to give Borrowers reasonable notice of any event of which Agent or any Lender becomes aware for which indemnification may be required under this Section 10.13, and Agent may elect (but is not obligated) to direct the defense thereof; provided, that the selection of counsel shall be subject to Borrowers’ consent, which consent shall not be unreasonably withheld or delayed.  Any Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of such Indemnified Person or the Collateral.

(b)           Each Borrower, jointly and severally, agrees to indemnify, defend and hold Agent and each Lender free and harmless from and against any and all losses, damages, costs and expenses that Agent and any Lender may suffer as a result of claims made or suits brought by any broker, finder, agent, sales person or similar individual or entity (a “Broker”) who shall claim to have introduced any Borrower to this transaction or who shall claim that he or it negotiated or had discussions with Agent or any Lender with Borrowers’ authority with respect to this transaction.  Neither Agent nor any Lender is not obligated to pay and has not entered into any agreement to pay any brokerage fee to any Broker with respect to the transactions contemplated by this Agreement.  Agent and each Lender represent and warrant to Borrowers that neither Agent nor any Lender has engaged any real estate broker, finder, agent, sales person, employee or any other individual and/or entity related to this transaction that is entitled to a commission, finder’s fee or remuneration of any kind.

Consolidated Amended and Restated Loan and Security Agreement

10.14     Release.  Notwithstanding any other provision of this Agreement or any Security Document, Borrowers voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and its Affiliates and its and their respective heirs, managers, members, directors, officers, employees, shareholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”), hereby do fully and completely release and forever discharge the Indemnified Parties and any other Person, business or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Parties, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity or otherwise, whether matured or unmatured, vested or contingent, whether or not resulting from acts or conduct of any or all of them, that the Releasing Parties or any of them have against the Released Parties or any of them (whether directly or indirectly) as of the Closing Date that do not involve fraud or misrepresentation on the part of Agent or any Lender, are known to the Releasing Parties as of the Closing Date (or with the exercise of reasonable diligence should have been known to the Releasing Parties as of the Closing Date), and that arise from events occurring prior to the Closing Date.  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s or any Lender’s decision to extend to Borrowers the financial accommodations hereunder and under the Loan Documents and has been relied upon by Agent and each Lender in agreeing to make the Loan.

10.15     Custodian.  Agent shall have the right, at its option and at Agent’s expense, to engage the services of a custodian acceptable to Agent for storage of the originals of this Agreement and all other Loan Documents, and all other documents, instruments, due diligence materials and other information in Agent’s possession related to the transactions contemplated in this Agreement.

10.16     Confidentiality and Publicity

(a)           Borrowers agree, and agree to cause each of its Affiliates, (i) not to transmit or disclose provision of any Loan Document to any Person (other than to Borrowers’ advisors and officers on a need-to-know basis) without Agent’s prior written consent, (ii) to inform all Persons of the confidential nature of the Loan Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions. Borrowers agree to submit to Agent and Agent reserves the right to review and approve all materials that Borrowers or any of its Affiliates prepare that contain Agent’s name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. Borrowers shall not, and shall not permit any of its Affiliates to, use Agent’s name (or the name of any of Agent’s Affiliates) in connection with any of its business operations, including without limitation, advertising, marketing or press releases or such other similar purposes, without Agent’s prior written consent. Nothing contained in any Loan Document is intended to permit or authorize Borrowers or any of its Affiliates to contract on behalf of Agent.

(b)           Borrowers hereby agree that Agent or any Affiliate of Agent may (i) disclose a general description of transactions arising under the Loan Documents for advertising, marketing or other similar purposes and (ii) after obtaining Borrowers’ consent, which consent shall not be unreasonably withheld or delayed, use Borrowers’ names, logo or other indicia germane to such party in connection with such advertising, marketing or other similar purposes.

Consolidated Amended and Restated Loan and Security Agreement

(c)           Agent and each Lender agree to hold in confidence all information, memoranda, or extracts furnished to Agent by Borrowers hereunder or in connection with the negotiation hereof and following the Closing Date; provided that Agent may disclose such information (i) to its respective Affiliates, accountants or counsel, (ii) to any regulatory agency having the authority to examine Agent or such Lender, (iii) as required by any legal or governmental process or otherwise by law (iv) to any transferee of all or any portion of the Obligations, any proposed transferee of all or any portion of the Obligations permitted hereunder or any rating agency, and (v) to the extent that such information shall be publicly available or shall have been known to Agent independently of any disclosure by the Borrowers hereunder or in connection herewith.

10.17      Amendment and Waivers.

(a)           Except as otherwise provided herein, no amendment, modification, termination, or waiver of any provision of this Agreement or any Loan Document, or consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders, Agent and Borrowers; provided, that no amendment, modification, termination, or waiver shall, unless in writing and signed by each Lender directly affected thereby, do any of the following: (i) increase the Commitment of any individual Lender (which action shall be deemed to directly affect all Lenders); (ii) reduce the principal of, rate of interest on or fees payable with respect to the Loan; (iii) extend the scheduled due date, or reduce the amount due on any scheduled due date, of any installment of principal, interest, or fees payable with respect to the Loan, or waive, forgive, extend, defer or postpone the payment thereof, (except for any extension of the Maturity Date at the election of the Borrower permitted hereunder); (iv) change the percentage of the Commitments, of the aggregate unpaid principal amount of the Loan, or of Lenders which shall be required for Lenders or any of them to take any action hereunder (which action shall be deemed to directly affect all Lenders) or alter, as between or among the Lenders, the amount payable to each hereunder; (v) amend, modify or waive this Section 10.17 or the definitions of the terms used in this Section 10.17 insofar as the definitions affect the substance of this Section 10.17 (which action shall be deemed to directly affect all Lenders); (vi) consent to the assignment or other transfer by Borrowers or any other party (other than Agent or any Lender) to any Loan Documents of any of their rights and obligations under any Loan Document; and, provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required herein above to take such action.

(b)           Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.  No amendment, modification, termination or waiver shall be required for Agent, for the benefit of itself and the benefit of Lenders, to take additional Collateral pursuant to any Loan Document.

(c)           Any amendment, modification, termination, waiver or consent effected in accordance with this Section 10.17 shall be binding upon Agent, each Lender and Borrowers.

Consolidated Amended and Restated Loan and Security Agreement

10.18     Consents.  Any party who shall, or who shall be requested to, grant his or its consent or approval in connection with or under this Agreement or the Loan or any of the Loan Documents shall not unreasonably withhold, condition or delay such consent or approval, unless this Agreement expressly provides that a party may grant or withhold his or its consent in its sole discretion.

10.19      Appointment of Servicer.

(a)           Agent may from time to time, at no cost or expenses to Borrower, enter into a servicing agreement (a “Loan Servicing Agreement”) with an Affiliate of Agent (a “Loan Servicer”) to service and enforce the Loan Documents and collect the Obligations on Agent’s behalf.  Pursuant to the Loan Servicing Agreement, Agent may authorize the Loan Servicer to take certain actions, perform certain duties and exercise certain powers on Agent’s behalf under the provisions of the Loan Documents and any other instruments and agreements referred to in this Agreement, all of to which Borrowers hereby consent.

(b)           The Loan Servicer shall have no duties or responsibilities to Borrowers, but only to Agent and then only as expressly set forth in the Loan Servicing Agreement.  Without limiting the generality of the foregoing, the Loan Servicer shall have no obligation to make any loans or advances to Borrowers.  Neither the Loan Servicer nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by them under this Agreement or in connection herewith, unless caused by its or their willful misconduct.  The Loan Servicer’s duties shall be mechanical and administrative in nature; nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Loan Servicer any obligations with respect to the Loan Documents except as expressly set forth herein.  None of the Borrowers nor any other Person shall in any way be construed to be a third party beneficiary of any relationship between the Loan Servicer and Agent.

(c)           The Loan Servicer shall be entitled to rely, and shall be fully protected in relying, upon any communication whether written or oral believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d)           Borrowers shall be entitled to rely upon any communication whether written or oral sent or made by the Loan Servicer for and on behalf of Agent with respect to all matters pertaining to the Loan Documents and Borrowers’ duties and obligations hereunder, unless and until Borrowers receive written notice from Agent that the Loan Servicer is no longer servicing the Loans.

(e)           The Loan Servicing Agreement may be terminated at any time without prior notice to or consent of Borrowers, and Agent will notify Borrowers within a reasonable period of time thereafter of such termination.  Upon termination of the Loan Servicing Agreement and failure to replace the Loan Servicing Agreement with a new servicing agreement, all references herein to the Loan Servicer shall thereafter mean and refer to Agent.

10.20     Characterization of Certain Payments as Interest.  The parties intend that all fees payable from time to time to Agent under this Agreement and the other Loan Documents (other than any principal payments, third party reimbursements, administrative costs and expenses and indemnification payments) shall constitute “interest” paid with respect to the Obligations.

Consolidated Amended and Restated Loan and Security Agreement

10.21     Joint and Several Liability

(a)           Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations under the Loan Documents.  Each Borrower expressly understands, agrees and acknowledges that (i) Borrowers are all Affiliated entities by common ownership, (ii) each Borrower desires to have the availability of one common credit facility instead of separate credit facilities, (iii) each Borrower has requested that Lenders extend such a common credit facility on the terms herein provided, (iv) Lenders will be lending against, and relying on a Lien upon, all of Borrowers’ assets even though the proceeds of any particular Loan made hereunder may not be advanced directly to a particular Borrower, (v) each Borrower will nonetheless benefit by the making of all such Loans by each Lender and the availability of a single credit facility of a size greater than each could independently warrant, (vi) all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in the Loan Documents shall be applicable to and shall be binding upon each Borrower and (vii) each Borrower has executed or will execute the Notes as a co-maker of the Notes and that it would not be able to obtain the credit provided by Lenders hereunder without the financial support provided by the other Borrowers.

(b)           Each Borrower hereby jointly and severally guarantees the prompt payment and performance in full of all Obligations.  Such guarantee constitutes a guarantee of payment and not of collection.  Each Borrower’s obligations under this Agreement shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any other Borrower or of any promissory note or other document evidencing all or any part of the Obligations of any other Borrower, (ii) the absence of any attempt to collect the Obligations from any other Borrower, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any other Borrower or any part thereof, or any other agreement now or hereafter executed by any other Borrower and delivered to Agent and/or any Lender, (iv) the failure by Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any other Borrower, (v) Agent’s and/or any Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Agent’s and/or any Lender’s claim(s) for the repayment of the Obligations of any other Borrower under Section 502 of the Bankruptcy Code or (viii) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any other Borrower (other than actual indefeasible payment in full in cash).  With respect to any Borrower’s Obligations arising as a result of the joint and several liability of each Borrower hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, such Borrower hereby forever waives any right to enforce any right of subrogation or any remedy which Agent and/or any Lender now has or may hereafter have against any other Borrower, or any endorser of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to Agent and/or any Lender.  During the existence of any Event of Default, Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for the Obligations.  Each Borrower consents and agrees that Agent shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

Consolidated Amended and Restated Loan and Security Agreement

(c)           Each Borrower is obligated to repay the Obligations as a joint and several obligor under this Agreement and the other Loan Documents.  To the extent that any Borrower shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to another Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (an “Accommodation Payment”), then the Borrower making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Borrowers in an amount, for each of such other Borrowers, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Borrower’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers.  As of any date of determination, the “Allocable Amount” of each Borrower shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Borrower hereunder without (i) rendering such Borrower “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (ii) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA.  All rights and claims of contribution, indemnification, and reimbursement under this Section 10.21 shall be subordinate in right of payment to the prior indefeasible payment in full in cash of the Obligations.  The provisions of this Section 10.21 shall, to the extent inconsistent with any provision in any Loan Document, supersede such inconsistent provision.

(d)           If (i) any court holds that Borrowers are guarantors and not jointly and severally liable as principal obligors or (ii) bankruptcy or reorganization proceedings at any time are instituted by or against any Borrower under any Debtor Relief Law, then each Borrower hereby: (A) expressly and irrevocably waives, to the fullest extent possible, except as otherwise provided in Section 10.21(c), on behalf of such Borrower, any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification, set off or any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of a claim against any Person, and which such Borrower may have or hereafter acquire against any Person in connection with or as a result of such Borrower’s execution, delivery and/or performance of this Agreement, or any other documents to which such Borrower is a party or otherwise; (B) expressly and irrevocably waives any “claim” (as such term is defined in the Bankruptcy Code) of any kind against any other Borrower, and further agrees that it shall not have or assert any such rights against any Person (including any surety), either directly or as an attempted set off to any action commenced against such Borrower by Agent or a Lender or any other Person; and (C) acknowledges and agrees (I) that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower’s liability hereunder or the enforceability of this Agreement, and (II) that Agent and Lenders and their successors and assigns are intended beneficiaries of this waiver, and the agreements set forth in this Section 10.21 and their rights under this Section 10.21 shall survive payment in full of the Obligations.

Consolidated Amended and Restated Loan and Security Agreement

(e)           EACH BORROWER WAIVES THE FILING OF A CLAIM WITH A COURT IN THE EVENT OF RECEIVERSHIP OR BANKRUPTCY OF ANY BORROWER, AND WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH ANY BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY AGENT OR ANY LENDER IN ENFORCING THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST ANOTHER BORROWER OR ANY OTHER PARTY LIABLE TO AGENT OR ANY LENDER IN ANY MANNER.  AS FURTHER SECURITY, ANY AND ALL DEBTS AND LIABILITIES NOW OR HEREAFTER ARISING AND OWING TO ANY BORROWER BY ANY OTHER BORROWER, OR TO ANY OTHER PARTY LIABLE TO AGENT OR ANY LENDER, ARE HEREBY SUBORDINATED TO AGENT’S AND ANY SUCH LENDER’S CLAIMS AND UPON THE OCCURRENCE OF AN EVENT OF DEFAULT ARE ASSIGNED TO AGENT FOR THE BENEFIT OF LENDERS.  EACH BORROWER RATIFIES AND CONFIRMS WHATEVER AGENT OR A LENDER MAY DO PURSUANT TO THE TERMS HEREOF, AND AGREES THAT NEITHER AGENT NOR ANY LENDER SHALL BE LIABLE FOR ANY ERROR IN JUDGMENT OR MISTAKES OF FACT OR LAW.  EACH BORROWER HEREBY AGREES THAT IT MAY BE JOINED AS A PARTY DEFENDANT IN ANY LEGAL PROCEEDING (INCLUDING, BUT NOT LIMITED TO, A FORECLOSURE PROCEEDING) INSTITUTED BY AGENT OR ANY LENDER AGAINST ANY OTHER BORROWER.

(f)           Should a claim be made upon Agent or any Lender at any time for repayment of any amount received by Agent or any Lender in payment of the Obligations, or any part thereof, whether received from any Borrower or received by Agent or any Lender as the proceeds of Collateral, by reason of:  (1) any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any Lender or any of their property, or (2) any settlement or compromise of any such claim effected by Agent or any Lender, in its sole discretion, with the claimant (including a Borrower), each Borrower shall remain liable to Agent or any such Lender for the amount so repaid to the same extent as if such amount had never originally been received by Agent or any such Lender, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Obligations.

Consolidated Amended and Restated Loan and Security Agreement

(g)           To the extent that any payment to, or realization by, any Lender or Agent on the Obligations exceeds the limitations of this Section 10.21 and is otherwise subject to avoidance and recovery in any such proceeding, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment or realization exceeds such limitation, and this Agreement as limited shall in all events remain in full force and effect and be fully enforceable against such Borrower.  This Section 10.21 is intended solely to reserve the rights of Lenders and Agent hereunder against each Borrower, in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and no Borrower, guarantor of the Obligations or other Person shall have any right, claim or defense under this Section 10.21 that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.

10.22     Cross-Guaranty

(a)           Without limiting the provisions of Section 10.21, each Borrower hereby agrees that such Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to Agent and Lenders by each other Borrower.  Each Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 10.22 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 10.22 shall be absolute and unconditional, irrespective of, and unaffected by,

(i)           the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Borrower is or may become a party;

(ii)          the absence of any action to enforce this Agreement (including this Section 10.22) or any other Loan Document or the waiver or consent by Agent and Lenders with respect to any of the provisions thereof;

(iii)         the existence, value or condition of, or failure to perfect its Lien against, any security for the Obligations or any action, or the absence of any action, by Agent and Lenders in respect thereof (including the release of any such security);

(iv)         the insolvency of any Borrower; or

(v)          any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

(b)           Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Borrower, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower.  It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 10.22 and such waivers, Agent and Lenders would decline to enter into this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

(c)           Each Borrower agrees that the provisions of this Section 10.22 are for the benefit of Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Borrower and Agent or Lenders, the obligations of such other Borrower under the Loan Documents.

(d)           Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 10.21, each Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor.  Each Borrower acknowledges and agrees that this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect such Borrower’s liability hereunder or the enforceability of this Section 10.22, and that Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 10.22.

(e)           If Agent or any Lender may, under Applicable Law, proceed to realize its benefits under any of the Loan Documents giving Agent or such Lender a Lien upon any Collateral, whether owned by any Borrower or by any other Person, either by judicial foreclosure or by non-judicial sale or enforcement, Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 10.22.  If, in the exercise of any of its rights and remedies, Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Borrower or any other Person, whether because of any Applicable Laws pertaining to “election of remedies” or the like, each Borrower hereby consents to such action by Agent or such Lender and waives any claim based upon such action, even if such action by Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Borrower might otherwise have had but for such action by Agent or such Lender.  Any election of remedies that results in the denial or impairment of the right of Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations.  In the event Agent or any Lender shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, Agent or such Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Agent or such Lender but shall be credited against the Obligations.  The amount of the successful bid at any such sale, whether Agent, Lender or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 10.22, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Agent or any Lender might otherwise be entitled but for such bidding at any such sale (and the rights and remedies available to any Credit Party with respect to such laws, decisions or rulings are hereby expressly waived to the extent not prohibited by Applicable Law).

Consolidated Amended and Restated Loan and Security Agreement

10.23     Joinder

(a)           The Ultimate Borrowers hereby irrevocably and unconditionally (i) join in, become a party to, and a maker of, and agree to comply with and be bound by the terms and conditions of the Private Escapes Loan Agreement as amended and restated herein, any notes and other documents related thereto to the same extent as if the Ultimate Borrowers were an original signatory thereto, (ii) accept and assume each and all obligations of the Private Escapes Borrowers pursuant to Private Escapes Loan Agreement as amended and restated herein and any notes or other documents related thereto as amended hereby, and (iii) agree that each are a direct obligor under the  Private Escapes Loan Agreement as amended and restated herein.  Without limiting the foregoing, each Ultimate Borrower agrees that it shall be jointly and severally liable with the Private Escapes Borrowers for all liabilities and obligations under the Private Escapes Loan Agreement, this Agreement and the other Loan Documents, regardless of when they first arose.

(b)           The Private Escapes Borrowers hereby irrevocably and unconditionally (i) join in, become a party to, and a maker of, and agree to comply with and be bound by the terms and conditions of the Ultimate Loan Agreement as amended and restated herein, any notes and other documents related thereto to the same extent as if the Private Escapes Borrowers were an original signatory thereto, (ii) accept and assume each and all obligations of the Ultimate Borrowers pursuant to Ultimate Loan Agreement as amended and restated herein and any notes or other documents related thereto as amended hereby, and (iii) agree that each are a direct obligor under the Ultimate Loan Agreement as amended and restated herein.  Without limiting the foregoing, each Private Escapes Borrower agrees that it shall be jointly and severally liable with the Ultimate Borrowers for all liabilities and obligations under the Ultimate Loan Agreement, this Agreement and the other Loan Documents, regardless of when they first arose.

(c)           All Borrowers that are not included in the definition of Ultimate Borrowers or Private Escapes Borrowers hereby irrevocably and unconditionally (i) join in, become a party to, and a maker of, and agree to comply with and be bound by the terms and conditions of the Ultimate Loan Agreement and the Private Escapes Loan Agreement, each as amended and restated herein, any notes and other documents related thereto to the same extent as if such Borrowers were an original signatory thereto, (ii) accept and assume each and all obligations of the Ultimate Borrowers and the Private Escapes Borrowers, as applicable, pursuant to Ultimate Loan Agreement and the Private Escapes Loan Agreement, as applicable, each as amended herein and any notes or other documents related thereto as amended and restated hereby, and (iii) agree that each are a direct obligor under the Ultimate Loan Agreement and the Private Escapes Loan Agreement.  Without limiting the foregoing, each such Borrower agrees that it shall be jointly and severally liable with the Ultimate Borrowers and the Private Escapes Borrowers, as applicable, for all liabilities and obligations under the Ultimate Loan Agreement and the Private Escapes Loan Agreement as amended and restated herein, as applicable, this Agreement and the other Loan Documents, regardless of when they first arose.

Consolidated Amended and Restated Loan and Security Agreement

10.24     Consolidation, Amendment and Restatement.  This Agreement is given in amendment, consolidation, restatement, renewal and extension (but not in novation, extinguishment or satisfaction) of the Ultimate Loan Agreement and Private Escapes Loan Agreement (as each has been previously amended, assumed and joined from time to time, collectively, the “Original Agreements”) and any promissory notes issued in connection therewith.  All security interests and liens securing payment of the obligations under the Original Agreements, including, but not limited to, the Mortgages granted pursuant to the laws of Mexico, are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of the Loan, and the parties hereto expressly and irrevocably agree that at all times (including in the event any competent Mexican court would deem that the Original Agreements have been novated) pursuant to article 2220 of the Mexican Civil Code, each end every one of the Mortgages granted under the laws of Mexico will continue to be in full force and effect pursuant to their respective terms and will continue to secure all obligations under this Agreement.  With respect to matters relating to the period prior to the date hereof, all of the provisions of the Original Agreements and any promissory notes, security agreements and other documents, instruments or agreements executed in connection therewith are hereby ratified and confirmed.

11.	AGENCY PROVISIONS

11.1       Agent

(a)           Appointment.  Each Lender hereby designates and appoints CapitalSource as the administrative agent, payment agent and collateral agent, under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes CapitalSource, as the administrative agent, payment agent and collateral agent for such Lender, to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents, and to exercise such powers and perform such duties as are delegated to Agent by the terms of this Agreement and the other Loan Documents, and to direct Bahamian Collateral Agent as the same relate to any Mortgage, together with such other powers as are reasonably incidental thereto.  Agent agrees to act as such on the conditions contained in this Article 11.  The provisions of this Article 11 are solely for the benefit of Agent and Lenders, and Borrowers shall have no rights as a third-party beneficiary of any of the provisions of this Article 11 other than with respect to Sections 11.1(g), (h)(iii) or 11.5(c).  Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

(b)           Nature of Duties.  In performing its functions and duties under this Agreement, Agent is acting solely on behalf of Lenders and its duties are administrative in nature and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Lenders, other than as expressly set forth herein and in the other Loan Documents, or Borrowers other than with respect to Section 10.3(b).  Agent shall have no duties, obligations or responsibilities except those expressly set forth in this Agreement or in the other Loan Documents.  Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.  Except for information, notices, reports, and other documents expressly required to be furnished to Lenders by Agent hereunder or given to Agent for the account of or with copies for Lenders, each Lender shall make its own independent investigation of the financial condition and affairs of Borrowers in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrowers, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.  If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send prior written notice thereof to each Lender.  Agent shall promptly notify (in writing) each Lender any time that the applicable percentage of Lenders have instructed Agent to act or refrain from acting pursuant hereto.

Consolidated Amended and Restated Loan and Security Agreement

(c)           Rights, Exculpation, Etc.  Neither Agent nor any of its officers, directors, managers, members, equity owners, employees or agents shall be liable to any Lender for any action lawfully taken or omitted by them hereunder or under any of the other Loan Documents, or in connection herewith or therewith.  Notwithstanding the foregoing, Agent shall be obligated on the terms set forth herein for performance of its express duties and obligations hereunder, and Agent shall be liable with respect to its own gross negligence or willful misconduct.  Agent shall not be liable for any apportionment or distribution of payments made by it in good faith, and if any such apportionment or distribution is subsequently determined to have been made in error, the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them).  In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account.  Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties made by Borrowers herein or for the execution, effectiveness, genuineness, validity, enforceability, collectability, or sufficiency of this Agreement or any of the other Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrowers.  Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions, or conditions of this Agreement or any of the Loan Documents or the financial condition of any Borrower, or the existence or possible existence of any Default or Event of Default.  Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the other Loan Documents Agent is permitted or required to take or to grant, and Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from the applicable percentage of Lenders.  Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the applicable percentage of Lenders and notwithstanding the instructions of Lenders, Agent shall have no obligation to take any action if it, in good faith believes that such action exposes Agent or any of its officers, directors, managers, members, equity owners, employees or agents to any personal liability unless Agent receives an indemnification reasonably satisfactory to it from Lenders with respect to such action.

(d)           Reliance.  Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

Consolidated Amended and Restated Loan and Security Agreement

(e)           Indemnification.  Each Lender, severally and not (i) jointly or (ii) jointly and severally, agrees to reimburse and indemnify and hold harmless Agent and its officers, directors, managers, members, equity owners, employees and agents (to the extent not reimbursed by Borrowers, if any), ratably according to their respective Pro Rata Share in effect on the date on which indemnification is sought under this subsection of the total outstanding obligations (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Pro Rata Share immediately prior to such date of the total outstanding obligations), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or any of its officers, directors, managers, members, equity owners, employees or agents in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from Agent’s gross negligence or willful misconduct.  The obligations of Lenders under this Article 11 shall survive the payment in full of the Obligations and the termination of this Agreement.

(f)           CapitalSource Individually.  With respect to that portion of the Loan made by it, and the Notes issued to it, CapitalSource shall have and may exercise the same rights and powers hereunder and under the other Loan Documents and is subject to the same obligations and liabilities as and to the extent set forth herein and the other Loan Documents as any other Lender.  The terms “Lenders” or “Requisite Lenders” or any similar terms shall, unless the context clearly otherwise indicates, include CapitalSource in its individual capacity as a Lender or one of the Requisite Lenders.  CapitalSource may lend money to, and generally engage in any kind of banking, trust or other business with any Borrower or any subsidiary or Affiliates of any Borrower as if it were not acting as Agent pursuant hereto.

(g)           Successor Agent.

(i)           Resignation.  Agent may resign from the performance of all or part of its functions and duties hereunder at any time by giving at least thirty (30) days’ prior written notice to Borrowers and Lenders.  Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (ii) below or as otherwise provided below.

(ii)           Appointment of Successor.  Upon any such notice of resignation pursuant to clause (g)(i) above, Requisite Lenders shall appoint a successor Agent reasonably acceptable to Borrowers, which consent shall not be unreasonably withheld, delayed or conditioned.  If a successor Agent shall not have been so appointed within said thirty (30) day period, the retiring Agent, upon notice to Borrowers, may, on behalf of Lenders, then appoint a successor Agent reasonably acceptable to Borrowers, which consent shall not be unreasonably withheld, delayed or conditioned, who shall serve as Agent until such time, as Requisite Lenders, appoint a successor Agent as provided above.  If no successor Agent has been appointed pursuant to the foregoing within said thirty (30) day period, the resignation shall become effective and Requisite Lenders shall thereafter perform all the duties of Agent hereunder, until such time, if any, as Requisite Lenders appoint a successor Agent as provided above.

Consolidated Amended and Restated Loan and Security Agreement

(iii)           Successor Agent.  Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and, upon the earlier of such acceptance or the effective date of the retiring Agent’s resignation, the retiring Agent shall be discharged from its duties and obligations under the Loan Documents, except that any indemnity rights or other rights in favor of such retiring Agent shall continue.  After any retiring Agent’s resignation as Agent under the Loan Documents, the provisions of this Article 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

(h)           Collateral Matters.

(i)           Collateral.  Each Lender agrees that any action taken by Agent or the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of Lenders) in accordance with the provisions of this Agreement or of the other Loan Documents relating to the Collateral (including directing Bahamian Collateral Agent as the same relates to any Mortgage), and the exercise by Agent or the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of Lenders and Agent.  Without limiting the generality of the foregoing, Agent shall have the sole and exclusive right and authority to (A) act as the disbursing and collecting agent for Lenders with respect to all payments and collections arising in connection herewith and with the Loan Documents in connection with the Collateral; (B) execute and deliver each Loan Document relating to the Collateral and accept delivery of each such agreement delivered by Borrowers or any of their subsidiaries or Affiliates; (C) act as collateral agent for Lenders for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein; (D) manage, supervise and otherwise deal with the Collateral; (E) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Loan Documents relating to the Collateral, and (F) except as may be otherwise specifically restricted by the terms hereof or of any other Loan Document, exercise all remedies given to such Agent and Lenders with respect to the Collateral under the Loan Documents relating thereto, applicable law or otherwise.

Consolidated Amended and Restated Loan and Security Agreement

(ii)          Release of Collateral.  Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent for the benefit of itself and Lenders upon any property covered by the Loan Documents (A) upon termination of this Agreement and payment and satisfaction in full of all Obligations; (B) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with the provisions of the Loan Documents (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (C) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by any Borrower to be, renewed or extended.

(iii)         Confirmation of Authority; Execution of Releases.  Without in any manner limiting Agent’s authority to act without any specific or further authorization or consent by Lenders (as set forth in Section 11.1(h)(i) and (ii)), each Lender agrees to confirm in writing, upon request by Borrowers, the authority to release any property covered by this Agreement or the Loan Documents conferred upon Agent under Section 11.1(h)(ii).  So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the requisite percentage of Lenders, of its authority to release any particular item or types of property covered by this Agreement or the Loan Documents, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of itself and Lenders herein or pursuant hereto upon such Collateral; provided, however, that (A) Agent shall not be required to execute any such document on terms which, in Agent’s opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty (other than that such Collateral is free and clear, on the date of such delivery, of any and all Liens arising from such Person’s own acts), and (B) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrowers or any subsidiary or Affiliate of any Borrower, in respect of), all interests retained by any Borrower or any subsidiary or Affiliate of any Borrower, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

(iv)         Absence of Duty.  Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by this Agreement or the Loan Documents exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent on behalf of Lenders herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected, enforced or maintained or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 11.1(h) or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by this Agreement or the Loan Documents or any act, omission, or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent’s own interest in property covered by this Agreement or the Loan Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; provided, that Agent shall exercise the same care which it would in dealing with loans for its own account.  Notwithstanding the foregoing, Agent shall be liable with respect to its own gross negligence or willful misconduct.

Consolidated Amended and Restated Loan and Security Agreement

(i)           Agency for Perfection.  Each Lender hereby appoints Agent as agent for the purpose of perfecting Lenders’ security interest in Collateral which, in accordance with Article 9 of the UCC in any applicable jurisdiction, can be perfected only by possession.  Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor, shall deliver such Collateral to Agent or in accordance with Agent’s instructions.

(j)           Exercise of Remedies.  Except as set forth in Section 11.3, each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

11.2       Consents

(a)           In the event Agent requests the consent of a Lender and does not receive a written denial thereof within five (5) Business Days after such Lender’s receipt of such request, then such Lender will be deemed to have given such consent so long as such request contained a notice stating that such failure to respond within five (5) Business Days would be deemed to be a consent by such Lender.

(b)           In the event Agent requests the consent of a Lender in a situation where such Lender’s consent would be required and such consent is denied, then Agent may, at its option, require such Lender to assign its interest in the Loans to Agent for a price equal to the then outstanding principal amount thereof due such Lender plus accrued and unpaid interest and fees due such Lender, which principal, interest and fees will be paid to the Lender when collected from Borrowers.  In the event that Agent elects to require any Lender to assign its interest to Agent pursuant to this Section 11.2, Agent will so notify such Lender in writing within forty-five (45) days following such Lender’s denial, and such Lender will assign its interest to Agent no later than five (5) calendar days following receipt of such notice.

Consolidated Amended and Restated Loan and Security Agreement

11.3       Set Off and Sharing of Payments

In addition to any rights and remedies now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, to the fullest extent permitted by law, with reasonably prompt subsequent notice to Borrowers or to any other Person (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances (general or special, time or demand, provisional or final) held by such Lender or such holder at any of its offices for the account of Borrowers or any of its subsidiaries and/or Affiliates (regardless of whether such balances are then due to Borrowers or its subsidiaries or Affiliates), and (b) other property at any time held or owing by such Lender or such holder to or for the credit or for the account of Borrowers or any of their subsidiaries or Affiliates, against and on account of any of the Obligations which are not paid when due; except that no Lender or any such holder shall exercise any such right without prior written notice to Agent; provided, however, that the failure to give notice to Borrowers or to any other Person shall not affect the validity of such set-off and application.  Any Lender which has exercised its right to set off or otherwise has received any payment on account of the Obligations shall, to the extent the amount of any such set off or payment exceeds its Pro Rata Share of payments obtained by all of the Lenders on account of such Obligations, purchase for cash (and the other Lenders or holders of the Loan shall sell) participations in each such other Lender’s or holder’s Pro Rata Share of Obligations as would be necessary to cause such Lender to share such excess with each other Lenders or holders in accordance with their respective Pro Rata Shares; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such purchasing Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery.  Each Borrower agrees, to the fullest extent permitted by law, that (a) any Lender or holder may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders, and (b) any Lender or holder so purchasing a participation in the Loans made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers’ lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Loans and other Obligations in the amount of such participation.

11.4       Disbursement of Funds

Agent may, on behalf of Lenders, disburse funds to Borrowers for Revolving Advances requested or any Protective Advance.  Each Lender shall reimburse Agent on demand for its Pro Rata Share of all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Revolving Advance or any Protective Advance before Agent disburses same to Borrowers.  If Agent elects to require that funds be made available prior to disbursement to Borrowers, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender’s Pro Rata Share of any Revolving Advance or Protective Advance no later than one (1) Business Day prior to the funding date applicable thereto, and each such Lender shall pay Agent such Lender’s Pro Rata Share of any Revolving Advance or any Protective Advance, in same day funds, by wire transfer to Agent’s account not later than 3:00 p.m. (New York City time).  If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent’s demand, Agent shall promptly notify Borrowers, and Borrowers shall immediately repay such amount to Agent.  Any repayment required pursuant to this Section 11.4 shall be without premium or penalty.  Nothing in this Section 11.4 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of Section 11.5, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

Consolidated Amended and Restated Loan and Security Agreement

11.5       Settlements; Payments and Information

(a)           Protective Advances; Payments; Interest and Fee Payments.

(i)           The amount of the Loan may fluctuate from day to day through Agent’s disbursement of funds to, and receipt of funds from, Borrowers.  In order to minimize the frequency of transfers of funds between Agent and each Lender notwithstanding terms to the contrary set forth in Section 11.4, Protective Advances and repayments may be settled according to the procedures described in Sections 11.5(a)(ii) and 11.5(a)(iii) of this Agreement.  Payments of principal, interest and fees in respect of the Loan will be settled, in accordance with each Lender’s Pro Rata Share on the first Business Day after such payments are received.  Notwithstanding these procedures, each Lender’s obligation to fund its Pro Rata Share of any Protective Advances made by Agent to Borrowers will commence on the date such Protective Advances are made by Agent.  Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

(ii)           Once each week, or more frequently (including daily), if Agent so elects (each such day being a “Settlement Date”), Agent will advise each Lender by 1:00 p.m. (New York City time) by telephone, telex, or telecopy of the amount of each such Lender’s Pro Rata Share of the outstanding Protective Advances.  In the event payments are necessary to adjust the amount of such Lender’s share of the Protective Advances to such Lender’s Pro Rata Share of the Protective Advances, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other’s account not later than 3:00 p.m. (New York City time) on the Business Day following the Settlement Date.

(iii)           On the first Business Day of each month (“Interest Settlement Date”), Agent will advise each Lender by telephone or facsimile of the amount of interest and fees charged to and collected from Borrowers for the proceeding month in respect of the applicable Loans.  Provided that such Lender has made all payments required to be made by it under this Agreement (including, without limitation, such Lender’s Pro Rata Share of any Protective Advance, if applicable), Agent will pay to such Lender, by wire transfer to such Lender’s account (as specified by such Lender on Schedule A of this Agreement as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 3:00 p.m. (New York City time) on the next Business Day following the Interest Settlement Date such Lender’s share of such interest and fees.

(b)           Availability of Lenders’ Pro Rata Share.

(i)           Unless Agent has been notified by a Lender prior to any proposed funding date of such Lender’s intention not to fund its Pro Rata Share of a Protective Advance amount requested by Borrowers, Agent may assume that such Lender will make such amount available to Agent on the proposed funding date or the Business Day following the next Settlement Date, as applicable.  If such amount is not, in fact, made available to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim, or deduction of any kind.

(ii)           Nothing contained in this Section 11.5(b) will be deemed to relieve a Lender of its obligation to fulfill its commitments or to prejudice any rights Agent or Borrowers may have against such Lender as a result of any default by such Lender under this Agreement.

Consolidated Amended and Restated Loan and Security Agreement

(c)           Return of Payments.

(i)           If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind.

(ii)           If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers or such other Person, without set-off, counterclaim or deduction of any kind.

11.6       Dissemination of Information

Upon request by each Lender, Agent will distribute promptly to such Lender, unless previously provided by Borrowers to such Lender, copies of all notices, schedules, reports, projections, financial statements, agreements and other material and other information, including, but not limited to, financial and reporting information received from Borrowers or its subsidiaries or Affiliates or generated by a third party (and excluding only internal information generated by CapitalSource for its own use as a Lender or as Agent), as provided for in this Agreement and the other Loan Documents as received by Agent.  Agent shall not be liable to Lenders for any failure to comply with its obligations under this Section 11.6, except to the extent that such failure is attributable to Agent’s gross negligence or willful misconduct.

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Consolidated Amended and Restated Loan and Security Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AGENT, BAHAMAS COLLATERAL AGENT AND LENDERS:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company, as Agent

By:	/s/ Heather Murphy
Name: Heather Murphy
Title: Senior Counsel

CAPITALSOURCE BAHAMAS LLC,
a Delaware limited liability company, as Bahamas Collateral Agent

By:	/s/ Steven A. Museles
Name: Steven A. Museles
Title: Director

CAPITALSOURCE BANK,
a California industrial bank, as a Lender

By:	/s/ Bridge Rainero
Name: Bridget Rainero
Title: Portfolio Manager

BORROWERS:

ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief Financial
Officer

Consolidated Amended and Restated Loan and Security Agreement

P&J PARTNERS, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief Financial Officer

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company

Consolidated Amended and Restated Loan and Security Agreement

ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC, a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC, a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company

Consolidated Amended and Restated Loan and Security Agreement

ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company

By:	UE MEMBER, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief Financial Officer

PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief Financial Officer

THE CENTURY CORPORATION LIMITED,
A Nevis corporation,

By:	PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief Financial Officer

PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company

Consolidated Amended and Restated Loan and Security Agreement

PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company

Consolidated Amended and Restated Loan and Security Agreement

PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC, a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company

By:	UE MEMBER, LLC, a Delaware limited liability company and manager of the above named entities

	By:	/s/ Philip Callaghan
Name: Philip Callaghan
Title: Senior Vice President and Chief
Financial Officer

Consolidated Amended and Restated Loan and Security Agreement

CONSOLIDATED AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

among

ULTIMATE ESCAPES HOLDINGS, LLC, et. al,
as Borrowers
and

CAPITALSOURCE FINANCE LLC
as Agent and a Lender

Dated as of September 15, 2009

ANNEX  A
Borrowers

I. PE Borrowers

PRIVATE ESCAPES PREMIERE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PINNACLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company

Annex A to
Consolidated Amended and Restated Loan and Security Agreement

PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company

II. Ultimate Borrowers

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company

Annex A to
Consolidated Amended and Restated Loan and Security Agreement

ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
 a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC,
a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENT IV, LLC, a
Delaware limited liability company

CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company

Annex A to
Consolidated Amended and Restated Loan and Security Agreement

CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company
THE CENTURY CORPORATION LIMITED,
a Nevis corporation

III.  Other Borrowers

ULTIMATE ESCAPES HOLDINGS, LLC
a Delaware limited liability company
P&J PARTNERS, LLC
a Delaware limited liability company

IV. Ultimate Guarantors

ULTIMATE RESORT, LLC,
a Florida limited liability company
UE MEMBER, LLC, f/k/a TH MEMBER, LLC,
a Delaware limited liability company and as successor by merger to UR MEMBER, LLC
UE HOLDCO, LLC, f/k/a TH HOLDCO, LLC,
a Delaware limited liability company and as successor by merger to UR HOLDCO, LLC
ULTIMATE ESCAPES PREMIERE CLUB, LLC,
a Delaware limited liability company, as successor by merger to ULTIMATE RESORT CLUB LLC
ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company, as successor by merger to ULTIMATE RESORT ELITE CLUB LLC

Annex A to
Consolidated Amended and Restated Loan and Security Agreement

ULTIMATE ESCAPES SIGNATURE CLUB, LLC,
a Delaware limited liability company
JAMES TOUSIGNANT
PHIL CALLAGHAN
STEVE HEALY
DANA PERCIVAL

V. Guarantors

ULTIMATE RESORT, LLC,
a Florida limited liability company
UE MEMBER, LLC,
a Delaware limited liability company
UE HOLDCO, LLC,
a Delaware limited liability company
ULTIMATE RESORT HOLDINGS, LLC,
a Delaware limited liability company
PRIVATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES CLUBS, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES SIGNATURE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES PREMIERE CLUB, LLC,
a Delaware limited liability company

Annex A to
Consolidated Amended and Restated Loan and Security Agreement

TABLE OF CONTENTS

			Page

1.	INTERPRETATION OF THIS AGREEMENT		2

	1.1	Terms Defined	2
	1.2	Directly or Indirectly	19
	1.3	Headings	19
	1.4	Accounting Principles	20
	1.5	Other Definition Provisions	20

2.	ADVANCES AND LOAN		20

	2.1	Terms of the Loan	20
	2.2	The Loan; Rate of Interest; Receipt of Payments	23
	2.3	Mandatory Prepayments of Loan; Voluntary Prepayments of Loan	26
	2.4	Intentionally Omitted	29
	2.5
Exit Fee.  Upon the earlier of (i) the Maturity Date, or (ii) the date which (A) Borrowers terminate the Loan and this Agreement under Section 2.3(c) hereof, (B) Agent demands or Borrowers are otherwise required to make payment in full of the Obligations following the occurrence of an Event of Default, (C) a voluntary or involuntary Change in Management occurs, (D) any other voluntary or involuntary prepayment of the Obligations (other than a partial prepayment under Section 2.3(c) hereof or application of Repayment Amounts, insurance proceeds and/or Condemnation Compensation as contemplated herein) by Borrowers or any other Person occurs, whether by virtue of Agent’s exercising its remedies or otherwise, (E) Agent accelerates the Loan or makes any demand for payment of the Obligations, or (F) any payment or reduction of the outstanding balance of the Loan is made during a bankruptcy, reorganization or other proceeding or is made pursuant to any plan of reorganization or liquidation or any law providing relief to debtors ((i) and (ii) collectively, the “Exit Fee Date”), then, on or before the Exit Fee Date Borrower shall pay to Agent, as additional interest and not as a penalty, an exit fee in an amount equal to $1,650,000, which represents one and one-half of one percent (1.5%) of $110,000,000 (the “Exit Fee”)
			29
	2.6	Intentionally Omitted	30
	2.7	Computation of Fees; Lawful Limits	30
	2.8	Intentionally Omitted	30
	2.9	Extension Term	30
	2.10	Taxes and Other Charges	31
	2.11	Borrower Representative; Reliance	31
	2.12	Payments by Agent; Protective Advances	32
	2.13	Late Fee	32

Consolidated Amended and Restated Loan and Security Agreement

i

3.	COLLATERAL		33

	3.1	Security	33
	3.2	Undertakings Regarding Collateral	35
	3.3	Financing Statements	36
	3.4	Location of Collateral; Books and Records	36
	3.5	Insurance of Collateral	36
	3.6	Condemnation	40
	3.7	Taxes Affecting Collateral	42
	3.8	Discharge of Liens Affecting Collateral	44
	3.9	Use of the Properties; Voting Rights of Borrowers	46
	3.10	Other Property Covenants	48
	3.11	Protection of Collateral; Assessments; Reimbursement	49
	3.12	Interest on Agent Paid Expenses	49
	3.13	Agent and Lender Responsibility	50
	3.14	Full Release of Collateral and Mortgages	50
	3.15	Substitution of Collateral and Mortgages	51

4.	REPRESENTATIONS AND WARRANTIES AND COVENANTS		51

	4.1	Subsidiaries and Capital Structure	51
	4.2	Borrowers	51
	4.3	Business and Property	52
	4.4	Financial Statements	52
	4.5	Full Disclosure	52
	4.6	Pending Litigation	52
	4.7	Title to Properties	52
	4.8	Trademarks, Licenses and Permits	52
	4.9	Transaction Is Legal and Authorized	52
	4.10	No Defaults	53
	4.11	Governmental Consent	53
	4.12	Taxes	53
	4.13	Use of Proceeds	53
	4.14	Compliance with Law	54
	4.15	Restrictions of Borrowers	54
	4.16	Brokers’ Fees	54
	4.17	Deferred Compensation Plans	54
	4.18	Labor Relations	54
	4.19	Validity of Liens Granted to Agent	55
	4.20	Solvency	55
	4.21	Club Regime	55
	4.22	Sale of Membership Interests	55
	4.23	Indebtedness	56
	4.24	Property-Related Contracts	56
	4.25	Single Asset Real Estate. Each Borrower represents that each Property will be used only as a vacation home held for lease, and will not be used as a permanent residence. Each Borrower represents that each Property generates substantially all of the gross income of the Borrower that owns such Property, and Borrowers conduct no substantial business other than the business of owning and operating its Property and activities incidental thereto. No Borrower shall conduct any business activity that would disqualify such Borrower’s Property from having a “single asset real estate” status as defined by Section 101 (51)(B) of the Bankruptcy Code (a “SARE”), and it is the express intent of the Borrowers that each Property be classified as a SARE	56

Consolidated Amended and Restated Loan and Security Agreement

5.	CONDITIONS PRECEDENT TO INITIAL ADVANCE		56

	5.1	Opinions of Counsel	56
	5.2	Warranties and Representations True as of Closing Date	56
	5.3	Compliance with this Agreement	56
	5.4	Borrowers’ Certificates; Good-Standing Certificates	57
	5.5	Uniform Commercial Code Financing Statements	57
	5.6	Assignment of Property-Related Contracts	57
	5.7	Hazardous Substance Indemnity Agreement	58
	5.8	Assignment of Membership Interest	58
	5.9	Expenses	58
	5.10	Mortgage Amendments	58
	5.11	Casualty Insurance	58
	5.12	Taxes	58
	5.13	Inspection	58
	5.14	Delivery of:	59
	5.15	Proceedings Satisfactory	59
	5.16	Guaranties and Guarantor Security Agreement	59
	5.17	JDI Approval	60
	5.18	Intentionally Omitted	60
	5.19	Bahamian Borrowers	60
	5.20	Member Assurance Program	60
	5.21	Contribution Agreement	60
	5.22	Intercompany Lease	60

6.	SUBSEQUENT ADVANCES CLOSING CONDITIONS		60

	6.1	Special Submissions	60
	6.2	Requests for Subsequent Revolving Advance	64
	6.3	Defaults; Expenses; Miscellaneous	64
	6.4	Disbursements	65
	6.5	Proceedings Satisfactory	65
	6.6	Property Substitution. After giving effect to any Property Substitution, Borrowers must be in compliance with the Borrowing Base	65

7.	COVENANTS		65

	7.1	Payment of Taxes and Claims	65
	7.2	Maintenance of Properties; Borrowers Existence; Indebtedness; Liens; Business	66
	7.3	Payment of the Loan and Maintenance of Office	68

Consolidated Amended and Restated Loan and Security Agreement

	7.4	Sale of Properties	68
	7.5	Consolidation and Merger	68
	7.6	Guaranties	68
	7.7	Distributions	69
	7.8	Compliance with Environmental Laws	70
	7.9	Transactions with Affiliates	71
	7.10	Use of Agent Name	71
	7.11	Subordinated Obligations	71
	7.12	Notice of Legal Proceedings	71
	7.13	Further Assurances	72
	7.14	Financial Statements; Reports	72
	7.15	Officer’s Certificate	74
	7.16	Inspection	75
	7.17	Memberships	75
	7.18	Assessments	75
	7.19	Deposit Accounts	76
	7.20	Debt Coverage	76
	7.21	Leverage Ratio	76
	7.22	Deposits	76
	7.23	Inventory Balance Ratio	76
	7.24	Club Membership Plans	76
	7.25	Triggering Event	77
	7.26	Net Income (Loss)	77
	7.27	Special Purpose Entity	78
	7.28	Debt Ratio	80
	7.29	Observation Rights	80
	7.30	Intentionally Omitted	80
	7.31	Foreign Property	80
	7.32	Updated Appraisals	80
	7.33	Clubs	80
	7.34	PE Resigning Members	80

8.	EVENTS OF DEFAULT		80

	8.1	Default	80
	8.2	Default Remedies	83

9.	REVIVAL OF OBLIGATIONS AND LIENS		86

10.	MISCELLANEOUS		86

	10.1	Governing Law	86
	10.2	Expenses and Closing Fees	86
	10.3	Parties, Successors and Assigns	87
	10.4	Notices	90
	10.5	Total Agreement	90
	10.6	Survival	91
	10.7	Litigation	91
	10.8	Power of Attorney; Substitution	92

Consolidated Amended and Restated Loan and Security Agreement

	10.9	Survival of Indemnities	92
	10.10	Conflicting Obligations; Rights and Remedies	92
	10.11	Duplicate Originals, Execution in Counterpart	92
	10.12	No Joint Venture	92
	10.13	Indemnity	93
	10.14	Release	94
	10.15	Custodian	94
	10.16	Confidentiality and Publicity	94
	10.17	Amendment and Waivers	95
	10.18	Consents	96
	10.19	Appointment of Servicer	96
	10.20	Characterization of Certain Payments as Interest	96
	10.21	Joint and Several Liability	97
	10.22	Cross-Guaranty	100
	10.23	Joinder	102
	10.24	Consolidation, Amendment and Restatement	103

11.	AGENCY PROVISIONS		103

	11.1	Agent	103
	11.2	Consents	108
	11.3	Set Off and Sharing of Payments	109
	11.4	Disbursement of Funds	109
	11.5	Settlements; Payments and Information	110
	11.6	Dissemination of Information	111

Schedule A	—	Lender’s Payment Instructions

Schedule 1	—	Description of Clubs
Schedule 2-1	—	Description of Club Membership Plans
Schedule 2-2	—	Copies of Club Membership Plans
Schedule 3	—	Owners’ Salaries and Bonuses
Schedule 4	—	Rules and Regulations
Schedule 5	—	Deferred Compensation Plan
Schedule 6	—	Intentionally Omitted
Schedule 7	—	Property-Related Contracts
Schedule 8	—	Managers and Members of Borrowers and Affiliates
Schedule 9	—	General Business Description
Schedule 10	—	Litigation
Schedule 11	—	Compensation Payable to Brokers
Schedule 12	—	Payment Instructions
Schedule 13	—	Address of Borrowers for Notices
Schedule 14	—	Address of Lender for Notices
Schedule 15	—	Property
Schedule 16	—	Owners
Schedule 17	—	Transactions with Affiliates

Consolidated Amended and Restated Loan and Security Agreement

v

Schedule 18	—	Form of Leases
Schedule 19	—	Intentionally Omitted
Schedule 20	—	Mortgage Amendments
Schedule 21	—	Intentionally Omitted
Schedule 22	—	Assignment of Ownership Interest
Schedule 4.13	—	Approved Integration Costs and Expenses

Exhibit A	—	Form of Assumption and Joinder Agreement
Exhibit B	—	Form of Intercompany Lease
Exhibit C	—	Form of Initial Revolving Advance Request
Exhibit D	—	Form of Subsequent Revolving Advance Request
Exhibit E	—	Form of Note
Exhibit F	—	Form of Mortgage Amendment

Consolidated Amended and Restated Loan and Security Agreement

GUARANTOR CONSENT

Each of the undersigned hereby consents to and ratifies the terms and conditions of the foregoing Consolidated Amended and Restated Loan and Security Agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loan, the Obligations, the Collateral, or any of the Loan Documents.

Guarantors:

ULTIMATE RESORT, LLC,
a Florida limited liability company

By:	JIM TOUSIGNANT,
its Sole Class A Member

By:	/s/ James Tousignant
Name:	James Tousignant

ULTIMATE RESORT HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:	Senior Vice President and Chief Financial
Officer

PRIVATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Richard Keith
Name:	Richard Keith
Title:	President and Chief Executive Officer

Consolidated Amended and Restated Loan and Security Agreement

UE HOLDCO, LLC,
a Delaware limited liability company
UE MEMBER, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES CLUBS, LLC,
a Delaware limited liability company

By:	ULTIMATE ESCAPES HOLDINGS, LLC
a Delaware limited liability company,

	By:	/s/ Philip Callaghan
	Name:	Philip Callaghan
	Title:	Senior Vice President and Chief
Financial Officer

ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES SIGNATURE CLUB, LLC, a Delaware limited liability company
ULTIMATE ESCAPES PREMIERE CLUB, LLC, a Delaware limited liability company

By:	ULTIMATE ESCAPES CLUBS, LLC,

By:	ULTIMATE ESCAPES HOLDINGS, LLC
a Delaware limited liability company,

By:	/s/ Philip Callaghan
Name:	Philip Callaghan
Title:	Senior Vice President and Chief
Financial Officer

Consolidated Amended and Restated Loan and Security Agreement

FIRST AMENDMENT TO CONSOLIDATED AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER

THIS FIRST AMENDMENT TO CONSOLIDATED AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND LIMITED WAIVER (this “Agreement”), is made as of October 29, 2009, by each of the entities listed on Schedule A attached hereto (individually and collectively the “Borrowers”) in favor of CapitalSource Finance LLC, as administrative, payment and collateral agent for the benefit of itself and the other Lenders (as hereinafter defined) (in such capacities, “Agent”), CapitalSource Bahamas LLC, a Delaware limited liability company, as collateral agent for the benefit of itself, Agent and the other Lenders (as hereinafter defined) (in such capacity, “Bahamian Collateral Agent”), and the other Lenders (as hereinafter defined) in respect of, and pursuant to, the terms of that certain Consolidated Amended and Restated Loan and Security Agreement, dated as of September 15, 2009, among each Borrower, Agent, Bahamian Collateral Agent and the lenders party thereto (individually and collectively, “Lenders”), as modified by this Agreement (as it may be modified or amended to date or hereafter, the “Loan Agreement”).  Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Loan Agreement.

A.           Amendments to Loan Agreement

1.           Amendment to Section 1.  Effective as of the Effective Date, the definition of “Change in Management” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Change in Management— means (i) that Ultimate Resort shall cease to own at least fifty-one percent (51.00%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Ultimate Holdings, (ii) that the PE Owners shall cease to own at least fifty-one percent (51.00%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Private Escapes, (iii) (A) at any time prior to the date of consummation of the JDI Exchange Transaction, that Ultimate Holdings shall cease to own fifty-one percent (51.00%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Holdings, and (B) at any time on or after the date of consummation of the JDI Exchange Transaction, that Ultimate Holdings shall cease to own thirty percent (30.0%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of Holdings, (iv) that Holdings shall cease to own (A) directly or indirectly, one hundred percent (100%) (unless otherwise agreed to by Agent) of the voting power of all classes of Voting Equity or other equity interests of UE Holdco, LLC and each other Borrower and Guarantor other than Holdings, Ultimate Holdings, Ultimate Resort, Private Escapes and the Individual Guarantors, or (B) directly or indirectly, one hundred percent (100%) of the voting power of all classes of Voting Equity or other equity interests of any Person which shall have managerial and/or supervisory operational responsibilities in respect of any Club, a Unit or any Property (other than any third-party property management companies), (v) that UE Holdco, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of UE Member, LLC, (vi) that UE Member, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of each Borrower other than Holdings and P&J Partners, LLC, (vii) James Tousignant shall cease to own, directly, at least fifty and 01/100th (50.01%) of the voting power of all classes of Voting Equity of Ultimate Resort without the prior written consent of Agent, which may be withheld by Agent in its sole discretion, (viii) that Ultimate Nevis, LLC shall cease to own directly one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of Private Retreats Paradiso, Ltd. and that Private Retreats Paradiso, Ltd. shall cease to own one hundred percent (100%) of all equity interests (including the voting power of all classes of Voting Equity) of The Century Corporation Ltd., (ix) James Tousignant is no longer responsible for the day to day operations and management of the Clubs or (x) a change in the majority of directors (or the equivalent of directors) of Holdings, unless approved by the then majority of directors (or the equivalent of directors) of Holdings.  Notwithstanding the foregoing, any Ultimate Owner may transfer all or any part of such Ultimate Owner’s Voting Equity or other equity interests of Ultimate Holdings to any other Ultimate Owner, and any PE Owner may transfer all or any part of such PE Owner’s Voting Equity or other equity interests of Private Escapes to any other PE Owner.”

2.           Amendment to Section 1.  Effective as of the Effective Date, the definition of “JDI Junior Loan” set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“JDI Junior Loan—means that certain loan entered into concurrently with the Ultimate Loan Agreement between JDI, Borrowers and certain of the Guarantors (specifically excluding UE Holdco, LLC and UE Member, LLC) in the original principal amount of $10,000,000, as such loan may be assigned by JDI in accordance with the terms of the Intercreditor Agreement, which loan and any security interests and Liens related thereto shall be at all times and in all respects subordinate to the Loan and the Loan Documents, and any Lien securing any obligation hereunder and thereunder, as and to the extent set forth in the Intercreditor Agreement or any other intercreditor and subordination agreement executed by any successor to JDI in accordance with the terms of the Intercreditor Agreement.”

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3.           Amendment to Section 1.  Effective as of the Effective Date, Section 1 of the Loan Agreement is hereby amended to add the following definition of “JDI Exchange Transaction” therein in correct alphabetical order:

“JDI Exchange Transaction— means (x) the assignment by JDI to Ultimate Holdings of all of JDI’s right, title and interest in (i) the JDI Junior Loan and (ii) all membership interests of Ultimate Holdings owned by JDI, in exchange for (y) the assignment by Ultimate Holdings to JDI of Three Million One Hundred Twenty-Three Thousand Seven Hundred Ninety- Seven (3,123,797) units of the issued and outstanding membership interests of Holdings; provided that such transaction shall occur in connection with or after the consummation of the SAAC Purchase Transaction pursuant to documentation satisfactory to Agent in its Permitted Discretion.

4.           Amendment to Section 2.3(f).  Effective as of the Effective Date, Section 2.3(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(f)           SAAC Purchase Transaction; Other Equity Sales or Issuances.  Notwithstanding anything to the contrary in this Agreement, within one (1) Business Day following receipt of the Net Proceeds of the SAAC Purchase Transaction, any other sale of equity interests of Holdings by Ultimate Holdings to a third party (other than the JDI Exchange Transaction), any sale of equity interests of Ultimate Holdings by Ultimate Resort to any third party or any issuance of equity interests of Holdings or Ultimate Holdings to any third party, but not later than five (5) Business Days following consummation of the SAAC Purchase Transaction, any other sale of equity interests of Holdings by Ultimate Holdings to a third party (other than the JDI Exchange Transaction), any sale of equity interests of Ultimate Holdings by Ultimate Resort to any third party or any issuance of equity interests of Holdings or Ultimate Holdings to any third party, Borrowers shall prepay the Loan in an amount equal to the greater of (i) twenty percent (20%) of the Net Proceeds of the SAAC Purchase Transaction or such other sale or issuance of equity interests of Holdings (other than the JDI Exchange Transaction) paid to Holdings, Ultimate Holdings and/or any Company Affiliate of Ultimate Holdings, as applicable and (ii) $1,030,747; provided, that in no event shall the amount prepaid pursuant to this Section 2.3(f) exceed the amount required to be paid as of the date of such prepayment to reduce the principal balance of the Loan to an amount equal to sixty-five percent (65%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent.  Any amounts paid pursuant to this Section 2.3(f) shall be applied to the principal balance of the Loan notwithstanding the provisions of Section 2.3(a) above.”

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5.           Amendment to Section 7.  Effective as of the Effective Date, Section 7 of the Loan Agreement is hereby amended to add a new Section 7.35 to the end thereto as follows:

“7.35
JDI Exchange Transaction.  Within five (5) days after consummation of the JDI Exchange Transaction, Borrowers shall deliver to Agent, each in form and substance satisfactory to Agent in its sole discretion, (i) a subordination and intercreditor agreement in the form of Exhibit G attached hereto, duly executed by Borrowers, Guarantors (other than Individual Guarantors) and Ultimate Holdings, in its capacity as holder of the JDI Junior Loan, (ii)  a collateral assignment executed by Ultimate Holdings in favor of Agent and Lenders assigning Ultimate Holdings’ rights (but not obligations) in all of the documents executed in connection with the JDI Exchange Transaction (which such collateral assignment shall be duly acknowledged by JDI), (iii) such amendments to the Assignment of Ownership Interests and such original equity certificates together with equity powers endorsed in blank as Agent reasonably determines are necessary to maintain Agent’s first priority perfected lien on the Collateral and (iv) a pledge of all of Ultimate Holdings’ rights in the JDI Junior Loan in favor of Agent and Lenders as further security for the Obligations.”

6.           Amendment to Exhibits.  Effective as of the Effective Date, the Loan Agreement is hereby amended to add Exhibit G to the end thereto in the form of Exhibit A attached hereto.

B.           Conditions Precedent.

The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent (the date on which all such conditions are satisfied or waived being the “Effective Date”):

(a)           Agent shall have received this Agreement, duly executed by each of the parties hereto.

(b)           Agent shall have received from each of JDI and SAAC a pledge of all of the equity interests of Holdings owned by JDI and SAAC, respectively, each in form and substance satisfactory to Agent in its Permitted Discretion.

(c)           The representations and warranties contained herein and in the Loan Agreement, as amended hereby, and the Loan Documents, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for representations and warranties that speak as to a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such applicable date.

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(d)           After giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent or as waived in this Agreement.

(e)           All documents, instruments and other legal matters in connection with the execution of this Agreement shall be satisfactory in form and substance to Agent and its counsel.

(f)           Agent shall have received an amendment fee from Borrowers in the amount of $25,000, which amendment fee shall be deemed fully earned and non-refundable on the date of execution of this Agreement by the Borrowers.

C.           Limited Consent and Waiver.

As of the date hereof, the aggregate outstanding principal amount of the Loan is equal to seventy-six and one-tenth percent (76.1%) of the Appraised Value of all owned Property encumbered by a Mortgage from a Borrower in favor of Agent or Bahamas Collateral Agent.  As a result of the foregoing, as of the date hereof, the aggregate outstanding principal amount of the Loan exceeds the Borrowing Base.  Borrowers have failed to comply with the provisions set forth in Section 2.3(d) of the Loan Agreement requiring Borrowers to promptly pay the amount of such excess to Agent together with interest accrued thereon (the “Specified Default”).  The Specified Default constitutes an Event of Default under Section 8.1(a) of the Loan Agreement (the “Specified Event of Default”).  As a result, Agent, Bahamian Collateral Agent and Lenders have the right to exercise any and all rights and remedies available to them at law or in equity, including, without limitation, the rights and remedies set forth in the Loan Agreement.  Notwithstanding the foregoing, Agent and Lenders hereby agree to waive the Specified Event of Default; provided, however, that this limited waiver shall be automatically rescinded and of no further force and effect on December 28, 2009.

The transfer of membership interests of Holdings by various Persons pursuant to the SAAC Purchase Transaction and the JDI Exchange Transaction is prohibited under certain provisions of the Assignment of Ownership Interests.  Notwithstanding the foregoing, Agent and Lenders hereby consent to the transfers of membership interests in Holdings solely in connection with the SAAC Purchase Transaction and the JDI Exchange Transaction.

Pursuant to the Intercreditor Agreement, Agent hereby consents to the JDI Exchange Transaction.

Borrowers are hereby notified that irrespective of (i) any waivers or consents previously granted by Agent, Bahamian Collateral Agent and Lenders regarding the Loan Agreement and any other Loan Document, (ii) any previous failures or delays of Agent, Bahamian Collateral Agent and/or Lenders in exercising any right, power or privilege under the Loan Agreement or any other Loan Document, or (iii) any previous failures or delays of Agent, Bahamian Collateral Agent and/or Lenders in the monitoring or in the requiring of compliance by Borrowers with the duties, obligations, and agreements of Borrowers in the Loan Agreement and the other Loan Documents, Borrowers will be expected to comply strictly with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

5

Except as expressly set forth herein, nothing contained in this Agreement or any other communication between Agent, Bahamian Collateral Agent and/or Lenders and the Borrowers shall be a waiver of any past, present or future violation, Default or Event of Default of Borrowers under the Loan Agreement or any other Loan Documents (including, without limitation, any continuation beyond the date hereof of any violations described above (it being understood that the continued existence of facts which as of the date hereof cease, by virtue of an amendment herein, to constitute violations, shall not be deemed to be such a continuation)).  Similarly, Agent, Bahamian Collateral Agent and Lenders hereby expressly reserve any rights, privileges and remedies under the Loan Agreement and each Loan Document that Agent, Bahamian Collateral Agent and Lenders may have with respect to each violation, Default or Event of Default, and any failure by Agent, Bahamian Collateral Agent and/or Lenders to exercise any right, privilege or remedy as a result of the violations set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent, Bahamian Collateral Agent and/or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any other Loan Documents, (ii) amend or alter any provision of the Loan Agreement or any other Loan Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Borrowers or any rights, privilege or remedy of Agent, Bahamian Collateral Agent, and/or Lenders under the Loan Agreement or any other Loan Documents or any other contract or instrument.  Nothing in this Agreement shall be construed to be a consent by Agent, Bahamian Collateral Agent, and/or Lenders to any prior, existing or future violations of the Loan Agreement or any other Loan Document (including, without limitation, any continuation beyond the date hereof of any violations described above (it being understood that the continued existence of facts which as of the date hereof cease, by virtue of an amendment herein, to constitute violations, shall not be deemed to be such a continuation)).

D.           Ratifications, Representations and Warranties.

1.           Ratifications.  The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement and the other Loan Document are ratified and confirmed and shall continue in full force and effect.  Each Borrower and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

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2.           Representations and Warranties.  Each Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Agreement and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and will not violate the organizational documents or governing documents of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except for representations and warranties that speak as to a particular date, in which case such representations and warranties shall be true and correct in all material respects as of such applicable date); (c) after giving effect to this Agreement, no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; and (d) after giving effect to the amendments, consents and waivers contemplated by this Amendment, such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Document; (e) such Borrower has not amended its organizational documents or its governing documents since the date of the Loan Agreement (other than (i) Ultimate New York Trp International, LLC, a Delaware limited liability company, for the express purpose of  consummating the transactions contemplated under the BVG Purchase Agreement and (ii) Holdings in connection with the SAAC Purchase Transaction).

E           Miscellaneous Provisions.

1.           Survival of Representations and Warranties.  All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Agreement, shall survive the execution and delivery of this Agreement and the Loan Documents, and no investigation by Agent or any closing shall affect the representations and warranties or the right of Agent to rely upon them.

2.           Reference to Loan Agreement.  Each of the Loan Agreement and the Loan Documents, and any and all documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

3.           Severability.  Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4.           Successors and Assigns.  This Agreement is binding upon and shall inure to the benefit of Agent and the Borrowers and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Agent.

7

5.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.           Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

7.           Headings.  The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

8.           Applicable Law.  This Agreement and all Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of Maryland.

9.           Final Agreement.  THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AGREEMENT IS EXECUTED.  THE LOAN AGREEMENT AND THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AGREEMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWERS AND AGENT.

8

10.           RELEASE.  FOR AND IN CONSIDERATION OF AGENT’S, BAHAMIAN AGENT’S AND LENDERS’  AGREEMENTS CONTAINED HEREIN, EACH BORROWER, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT, BAHAMIAN COLLATERAL AGENT, LENDERS  AND EACH OF THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY PRIOR OR EXISTING AGREEMENTS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  LETTER AGREEMENT , INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

[Remainder of page blank; Signatures follow]

9

IN WITNESS WHEREOF this Agreement was executed as of the date first above written.

BORROWER:

ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

P&J PARTNERS, LLC,
a Delaware limited liability company

By:  ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company

ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company
ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC, a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC, a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company

CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company
ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company

By:  UE MEMBER, LLC,
a Delaware limited liability company

By: ________________________________
Name: ______________________________
Title: _______________________________

PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By: ________________________________
Name: ______________________________
Title: _______________________________

THE CENTURY CORPORATION LIMITED,
a Nevis corporation,

By:  PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company

By: ________________________________
Name: ______________________________
Title: _______________________________

PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company

PRIVATE ESCAPES PLATINUM CURRITUCK, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC, a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC, a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company

By:  UE MEMBER, LLC, a Delaware limited liability company and manager of the above named entities

By: ________________________________
Name: ______________________________
Title: _______________________________

AGENT AND LENDERS:

CAPITALSOURCE FINANCE LLC,
a Delaware limited liability company, as Agent

By: /s/ Heather E. Murphy
Name: Heather E. Murphy
Title: Senior Counsel

CAPITALSOURCE BAHAMAS LLC,
a Delaware limited liability company, as Collateral Agent and as a Lender

By: /s/ Steven Museles
Name: Steven Museles
Title:  Director

CAPITALSOURCE BANK,
a California industrial bank, as a Lender

By: /s/ Bridget Raimero
Name: Bridget Raimero
Title: Portfolio Manager

Schedule A

PRIVATE ESCAPES PREMIERE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PINNACLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF STEAMBOAT, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF TAHOE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF JACKSON HOLE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF FOX ACRES, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA PLAYA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF LAKE OCONEE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF WAIKOLOA II, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA I, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LA QUINTA II, LLC,
 a Colorado limited liability company
PRIVATE ESCAPES OF STOWE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES OF ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES OF CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES 1600 BROADWAY, LLC,
a New York limited liability company
PRIVATE ESCAPES VILLA 304, LLC,
a Colorado limited liability company

PRIVATE ESCAPES PLATINUM OF COPPER MOUNTAIN, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM KIAWAH, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CURRITUCK, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LA COSTA, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CABO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM LAKE GEORGE, LLC,
a New York limited liability company
PRIVATE ESCAPES OF LA QUINTA PLATINUM, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM ONE CENTRAL PARK WEST, LLC,
a New York limited liability company
PRIVATE ESCAPES PLATINUM TCI, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM TELLURIDE, LLC,
a Colorado limited liability company
PRIVATE ESCAPES PLATINUM CHICAGO, LLC,
a Colorado limited liability company
PRIVATE ESCAPES LINK, LLC
a Colorado limited liability company
SNOWFLAKE INVESTMENTS I, LLC,
a Delaware limited liability company
TAHOE INVESTMENTS I, LLC,
a Delaware limited liability company
CABO INVESTMENTS I, LLC,
a Delaware limited liability company
MAHOGANY RUN INVESTMENTS I, LLC,
a Delaware limited liability company
CANDLEWOOD INVESTMENTS I, LLC,
a Delaware limited liability company
SUNNY ISLES INVESTMENTS I, LLC
A Delaware limited liability company
ULTIMATE SCOTTSDALE, LLC,
a Delaware limited liability company
ULTIMATE LAKE TAHOE, LLC,
a Delaware limited liability company
ULTIMATE COLORADO, LLC,
a Delaware limited liability company
ULTIMATE TELLURIDE MOUNTAIN VILLAGE, LLC,
a Delaware limited liability company
ULTIMATE NAPLES STRADA BELLA, LLC,
a Delaware limited liability company

ULTIMATE NAPLES MONTEVERDE, LLC,
a Delaware limited liability company
ULTIMATE PALM BEACH OCEAN, LLC,
a Delaware limited liability company
ULTIMATE MAUI WAILEA BEACH, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY MACKENZIE, LLC,
a Delaware limited liability company
ULTIMATE SUN VALLEY PLAZA TOWNHOUSE, LLC,
a Delaware limited liability company
ULTIMATE NEW YORK TRP INTERNATIONAL, LLC,
 a Delaware limited liability company
ULTIMATE KIAWAH TURTLE BEACH, LLC,
a Delaware limited liability company
ULTIMATE PARK CITY SILVERLAKE, LLC,
a Delaware limited liability company
ULTIMATE JACKSON HOLE SNAKE RIVER, LLC,
a Delaware limited liability company
BAHAMAS INVESTMENTS I, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS II, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENTS III, LLC, a
Delaware limited liability company
BAHAMAS INVESTMENT IV, LLC, a
Delaware limited liability company
CABO CASA TORTUGA, LLC,
a Delaware limited liability company
CABO ESPERANZA #1501, LLC,
a Delaware limited liability company
CABO ESPERANZA #1502, LLC,
a Delaware limited liability company
CABO ESPERANZA #1503, LLC,
a Delaware limited liability company
CABO ESPERANZA #1601, LLC,
a Delaware limited liability company
CABO ESPERANZA #1602, LLC,
a Delaware limited liability company
CABO ESPERANZA #1603, LLC,
a Delaware limited liability company
CABO VILLA DEL SOL, LLC,
a Delaware limited liability company
CABO VILLA ETERNIDAD, LLC,
a Delaware limited liability company
CABO SAN LUCAS VILLA PARAISO, LLC,
a Delaware limited liability company

ULTIMATE NEVIS INVESTMENTS, LLC,
a Delaware limited liability company
ULTIMATE KEY WEST, LLC
a Delaware limited liability company
ULTIMATE INDIAN ROCKS BEACH, LLC,
a Delaware limited liability company
ULTIMATE SCOTTSDALE ROCKS, LLC,
a Delaware limited liability company
ULTIMATE BEAVER CREEK, LLC,
a Delaware limited liability company
ULTIMATE LAKE LAS VEGAS, LLC,
a Delaware limited liability company
PRIVATE RETREATS PARADISO, LTD.,
a Nevis International Business Company
THE CENTURY CORPORATION LIMITED,
a Nevis corporation
ULTIMATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company
P&J PARTNERS, LLC,
a Delaware limited liability company

Exhibit A

(see attached)

Consent and Ratification

The undersigned each hereby consents to the terms of the First Amendment to Consolidated Amended and Restated Loan and Security Agreement dated as of October 29, 2009 (the “Amendment”) by and among Borrower (as defined in the Amendment), CapitalSource Finance LLC, as administrative, payment and collateral agent for itself and the Lenders (“Agent”) and the Lenders party thereto (as amended, modified, supplemented and/or restated from time to time, the “Amendment”).  Terms not otherwise defined herein shall have the meaning assigned to such terms in the Amendment.  Each of the undersigned hereby confirms and ratifies the terms of (a) that certain Amended and Restated Payment and Performance Guaranty dated as of September 15, 2009 executed by Ultimate Resort, LLC, Ultimate Resort Holdings, LLC, Private Escapes Holdings, LLC, UE Holdco, LLC, UE Member, LLC, Ultimate Escapes Clubs, LLC, Ultimate Escapes Elite Club, LLC, Ultimate Escapes Signature Club, LLC and Ultimate Escape Premiere Club, LLC in favor of Agent, (b) that certain Consolidated Amended and Restated Indemnity Guaranty dated as of September 15, 2009  executed by James Tousignant  in favor of Agent and (c) that certain Consolidated Amended and Restated Indemnity Guaranty dated as of September 15, 2009  executed by Richard Keith in favor of Agent (collectively, the “Guaranty Agreements”), and acknowledges that the Guaranty Agreements are in full force and effect and ratifies the same, that the guaranteed obligations under the Guaranty Agreements shall include all obligations now, hereafter or from time to time arising under the Loan Agreement, as amended by the Amendment, that the undersigned has no defense, recoupment, counterclaim, set-off or any other claim to diminish their liability under such document, that the undersigned’s consent is not required to ensure the effectiveness of the Amendment, and that no consent by any of the undersigned is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Obligations, the Collateral, or any of the other Loan Documents.

This Consent and Ratification shall inure to the benefit of Agent and Lenders and their respective successors and assigns.

FOR AND IN CONSIDERATION OF AGENT’S, BAHAMIAN AGENT’S AND LENDERS’  AGREEMENTS CONTAINED IN THE AMENDMENT, EACH OF THE UNDERSIGNED, TOGETHER WITH EACH OF THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT, BAHAMIAN COLLATERAL AGENT, LENDERS  AND EACH OF THEIR PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS LETTER AGREEMENT IS EXECUTED THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING  DIRECTLY OR INDIRECTLY FROM ANY PRIOR OR EXISTING AGREEMENTS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS  LETTER AGREEMENT , INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

Executed as of October 29, 2009.

ULTIMATE RESORT, LLC, a Florida limited liability company By: JAMES TOUSIGNANT, its Sole Class A Member By: /s/ James Tousignant Name: James Tousignant Title: President & CEO

ULTIMATE RESORT HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ James Tousignant
Name: James Tousignant
Title: President & CEO

PRIVATE ESCAPES HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Richard Keith
Name: Richard Keith
Title: President & CEO

UE HOLDCO, LLC,
a Delaware limited liability company
UE MEMBER, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES CLUBS, LLC,
a Delaware limited liability company

By:  ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company

By: /s/ James Tousignant
Name: James Tousignant
Title: President & CEO

ULTIMATE ESCAPES ELITE CLUB, LLC,
a Delaware limited liability company
ULTIMATE ESCAPES SIGNATURE CLUB, LLC, a Delaware limited liability company
ULTIMATE ESCAPES PREMEIRE CLUB, LLC,
a Delaware limited liability company

By:  ULTIMATE ESCAPES CLUBS, LLC

By:  ULTIMATE ESCAPES HOLDINGS, LLC, a Delaware limited liability company

By: /s/ James Tousignant
Name: James Tousignant
Title: President & CEO

/s/ James Tousignant James Tousignant /s/ Richard Keith Richard Keith